As filed with the Securities and Exchange Commission on April 22,2008
                                                    1940 Act File No. 811-22200
===============================================================================
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                                 Amendment No.                          [ ]
                            BBH ASIAN OPPORTUNITY
                             REGISTERED FUND, LLC
                 (Exact Name of Registrant as Specified in Charter)
                                 140 Broadway
                             New York, NY 10005
                    (Address of Principal Executive Offices)
                               (212) 864-1872
                       (Registrant's Telephone Number)
                               John A. Nielsen
                                140 Broadway
                             New York, NY 10005
                     (Name and Address of Agent for Service)
                                  Copy to:
                            Michael P. Malloy, Esq.
                          Drinker Biddle & Reath LLP
                              One Logan Square
                           18th & Cherry Streets
                        Philadelphia, PA 19103-6996
                                215-988-2700

                  Subject to Completion, dated April 22, 2008

                  CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

                  BBH Asian Opportunity Registered Fund, LLC

                    LIMITED LIABILITY COMPANY INTERESTS


      BBH Asian Opportunity Registered Fund, LLC (the Fund) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a non-diversified, closed-end management investment company. The Funds investment objective is to participate through exposure to publicly traded equities, in the profits expected to be generated by rapid economic growth in the Asian emerging markets over the next 10-20 years. The Fund will seek to achieve superior absolute returns over a multi-year period with little or no regard for performance deviations (tracking error) from emerging market and other equity indices. The Fund intends to achieve its objective by investing all or substantially all of its assets in BBH Asian Opportunity Registered Master Fund, LLC (the "Master Fund"), a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company.
The Master Fund has the same investment objective as the Fund. The Master Fund in turn intends to invest primarily in the securities of privately placed investment vehicles and, to the extent permitted by the Investment Company Act, registered investment companies ("Portfolio Funds") managed by independent Portfolio Fund Managers ("Portfolio Fund Managers") specializing in equity investments in specific Asian countries as well as the entire region. The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund's portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See "GENERAL RISKS," "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE" and "INVESTMENT RELATED RISKS" beginning on page 25.

      This confidential private placement memorandum (the "Memorandum") applies to the offering of limited liability company interests ("Interests") of the Fund. The Interests will generally be offered as of the first day of each calendar month. No person who is admitted as a member of the Fund ("Member") will have the right to require the Fund to redeem its Interest. The information in this Memorandum is not complete and may be changed. This Memorandum is not an offer to sell the Interests and is not soliciting an offer to buy the Interests in any state or jurisdiction where offer or sale is not permitted.

      If you purchase an Interest in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund ("LLC Agreement"). A copy of the LLC Agreement is attached as Appendix A to this Memorandum.

      Investments in the Fund may be made only by "Eligible Investors" as defined herein. See "ELIGIBLE INVESTORS."

      The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Interests from time to time, Interests will not be redeemable at a Member's option nor will they be exchangeable for Interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Interest. The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

      This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ("SAI"), dated [ ], 200_, has been filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund, BBH Asian Opportunity Registered Fund, LLC, 140 Broadway, New York, NY 10005 attn: Amy Kirkpatrick, or by calling the Fund at 215-864-1872.. The SAI is incorporated by reference into this Memorandum in its entirety. The table of contents of the SAI appears on page __ of this Memorandum. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov). The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

      Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

     GEORGIA SUBSCRIBERS. These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

      You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

      You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date on the front of this Memorandum.

          The date of this Memorandum is [_______], 2008

                            TABLE OF CONTENTS



SUMMARY..........................................................._

SUMMARY OF FUND EXPENSES.........................................._

USE OF PROCEEDS..................................................._

INVESTMENT OBJECTIVE AND STRATEGIES..............................._

GENERAL RISKS....................................................._

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE......................_

INVESTMENT RELATED RISKS.........................................._

MANAGEMENT OF THE FUND AND THE MASTER FUND........................_

INVESTMENT MANAGEMENT FEE........................................._

ADMINISTRATION...................................................._

INVESTOR AND FUND SERVICING AGENT................................._

CUSTODIAN........................................................._

FUND AND MASTER FUND EXPENSES....................................._

VOTING............................................................_

CONFLICTS OF INTEREST............................................._

OUTSTANDING SECURITIES............................................_

REPURCHASES OF INTERESTS.........................................._

TRANSFERS OF INTERESTS............................................_

CALCULATION OF NET ASSET VALUE; VALUATION........................._

CAPITAL ACCOUNTS AND ALLOCATIONS.................................._

CERTAIN TAX CONSIDERATIONS........................................_

ERISA CONSIDERATIONS.............................................._

ELIGIBLE INVESTORS................................................_

PURCHASING INTERESTS.............................................._

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT..........._

REPORTS TO MEMBERS................................................_

FISCAL YEAR......................................................._

ACCOUNTANTS AND LEGAL COUNSEL....................................._

INQUIRIES........................................................._

TABLE OF CONTENT OF SAI..........................................._

APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT................A-1
APPENDIX B - PRIOR PERFORMANCE..................................B-1

                                   SUMMARY

      This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum and the SAI, and the Fund's Limited Liability Company Agreement (the "LLC Agreement").

The Fund                 BBH Asian  Opportunity  Registered Fund, LLC
                         (the   "Fund")   is   a   recently    formed
                         Delaware  limited  liability company that is
                         registered   under  the Investment Company Act
                         of 1940,  as amended ("Investment    Company
                         Act"), as a non-diversified, closed-end management investment company. The Fund intends to invest all or substantially all of its assets in BBH Asian Opportunity Registered Master Fund, LLC (the "Master Fund"), a recently formed Delaware limited liability
                         company   registered  under  the Investment
                         Company Act as a non-diversified, closed-end
                         management investment company, which has the same
                         investment   objective  as  the  Fund.   The
                         Master  Fund may also have  other  investors
                         from  time to  time.  The  Fund's  Interests
                         are   subject  to   substantial   limits  on
                         transferability  and resale.  Brown Brothers
                         Harriman & Co., Private Bankers,  a New York
                         limited  partnership   established  in  1818
                         (the  "Adviser"),  serves as the  investment
                         adviser to the Master Fund.  Brown  Brothers
                         Harriman & Co. has  established a separately
                         identifiable  department  ("SID") to provide
                         investment  advice to registered  investment
                         companies  such  as the  Master  Fund.  J.H.
                         Whitney   Investment   Management,   LLC,  a
                         Delaware  limited   liability  company  (the
                         "Sub-Adviser"), serves as the sub-adviser for the Master Fund.

                         The Fund is a "fund of funds" that, through its investment in the Master Fund, provides a means for investors to participate in investments in the securities of privately placed investment vehicles and, to the extent permitted by the Investment Company Act, registered investment companies ("Portfolio Funds"), managed by portfolio managers or management teams ("Portfolio Fund Managers"), that are typically referred to as hedge funds.

                         An investment in the Fund will enable persons who are admitted as members of the Fund ("Members") to invest with a group of Portfolio Fund Managers whose services generally are not available to the general investing public, and in Portfolio Funds which may be closed from time to time to new investors or which otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund will enable investors to invest in a cross section of Portfolio Funds without being subject to the high minimum investment requirements that they typically impose on investors. Additionally, by investing the Fund's assets, through its investment in the Master Fund, with multiple Portfolio Funds, the Fund may reduce the volatility inherent in an investment in a single Portfolio Fund. However, as a "non-diversified" management investment company, the Master Fund may invest in relatively few Portfolio Funds and in Portfolio Funds that do not have diversified investment portfolios.

                         The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and The  Fund's   objective  is  to  participate
Strategies               through    exposure   to   publicly   traded
                         equities in the profits expected to be generated by rapid economic growth in the Asian emerging markets over the next 10-20 years. The Fund will seek to achieve superior absolute returns over a multi-year period with little or no regard for performance deviations from emerging market and other equity indices.

                         The Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund in turn intends to achieve its objective by investing its assets in funds or accounts managed by Portfolio Fund Managers specializing in equity investments in specific Asian countries as well as the entire region. In most cases, the Master Fund will invest in Portfolio Fund Managers that have a value philosophy of investing and seek to achieve superior absolute returns over a multi-year period.

                         The Master Fund will be invested among Portfolio Fund Managers both on the basis of investment strategies and geographical concentration. As a result, the Master Fund will be invested in a variety of bottom-up, research focused strategies, which may include deep value equity, activist investing, long/short equity as well as traditional value investing across the full range of a company's capitalization. The Master Fund will be broadly invested across the Asian region except that the Fund will not hold or invest in Portfolio Funds that invest a significant portion of their assets in Japanese securities. It is expected to have its largest exposure to companies doing business in Greater China (including Hong Kong and Taiwan), Korea and India.

                         While the Portfolio Funds in which the Fund invests will be invested primarily in publicly-traded common stocks and equity-linked instruments, they also may have investments in fixed-income securities, derivatives, currencies and other financial instruments, as well as modest exposure to non-listed securities. Portfolio Funds may also hold short positions in any security or instrument.

                         There can be no assurance that the investment objective of the Fund and the Master Fund will be achieved or that the Master Fund's portfolio design and risk monitoring strategies will be successful.

                         Portfolio Funds in which the Master Fund invests will generally be limited partnerships, limited liability companies and similar entities managed by a single Portfolio Fund Manager. Portfolio Funds may also be organized as foreign corporations. In addition, the Master Fund may on occasion retain one or more Portfolio Fund Managers to manage and invest designated portions of the Master Fund's assets either through a separately managed account or a separate Portfolio Fund in which the Portfolio Fund Manager serves as general partner or managing member or in a similar capacity and the Master Fund is the sole limited partner or the only other member or equity holder. Portfolio Fund Managers for which such an investment vehicle is utilized or that manage assets directly on a managed account basis are sometimes referred to herein as "Portfolio Account Managers." Investments made on behalf of the Master Fund by Portfolio Account Managers will be subject to additional restrictions and limitations under the Investment Company Act. See "INVESTMENT OBJECTIVE AND STRATEGIES--Borrowing by the Fund and the Master Fund" and "Additional Investment Policies."

Risk Factors             An   investment   in   the   Fund   involves
                         substantial      risks      and      special
                         considerations.  A  discussion  of the risks
                         associated  with an  investment  in the Fund
                         can  be   found   under   "GENERAL   RISKS,"
                         "SPECIAL   RISKS   OF  THE   FUND  OF  FUNDS
                         STRUCTURE," and "INVESTMENT RELATED RISKS."

Management               The Board  has  overall  responsibility  for
                         the  management   and   supervision  of  the
                         business   operations   of  the  Fund.   The
                         Master  Fund  Board,  which  will  initially
                         have the same  composition as the Board, has
                         overall  responsibility  for the  management
                         and  supervision of the business  operations
                         of the Master Fund.  See  "MANAGEMENT OF THE
                         FUND  AND  THE  MASTER  FUND--The  Boards  of
                         Managers."   To  the  extent   permitted  by
                         applicable  law,  the Board  and the  Master
                         Fund  Board  may  each  delegate  any of its
                         rights,   powers  and  authority  to,  among
                         others,   the  officers  of  the  applicable
                         fund, any committee of such board, or, in the case of the Master Fund Board, the Adviser or Sub-Adviser.

The Adviser              Under the  supervision  of the  Master  Fund
                         Board   and   pursuant   to  an   investment
                         management   agreement  between  the  Master
                         Fund  and  the  Adviser   (the   "Investment
                         Management  Agreement"),   the  Adviser,  an
                         investment   adviser  registered  under  the
                         Advisers Act, serves as the Master Fund's investment adviser.

Sub-Adviser              The  Sub-Adviser  has  been  engaged  by the
                         Adviser  and the Master  Fund  pursuant to a
                         sub-advisory  agreement  (the  "Sub-Advisory
                         Agreement")  to serve as the  Master  Fund's
                         sub-adviser.  The  Sub-Adviser  will  assist
                         with  the  identification,   evaluation  and
                         monitoring  of the  Portfolio  Funds and the
                         Portfolio  Fund  Managers.  See  "MANAGEMENT
                         OF  THE   FUND  AND  THE   MASTER   FUND--The
                         Sub-Adviser."

Fund Administration      Each of the  Fund  and the  Master  Fund has
                         retained   J.D.   Clark   &   Company   (the
                         "Administrator") to provide it with certain administrative services. Each of the Fund and the Master Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See "--Fees and Expenses" below.

Fees and Expenses        The Fund  bears its own  operating  expenses
                         (including,    without    limitation,    its
                         offering   expenses),   and,   through   its
                         investment in the Master Fund, a pro rata portion of the operating expenses of the Master Fund. A more detailed discussion of the Fund's expenses can be found under "FUND AND MASTER FUND EXPENSES."

                         Investment Management Fee. The Fund will bear a proportionate share of the investment management fee ("Investment Management Fee") paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Master Fund will pay the Adviser a monthly Investment Management Fee equal to .09375% (1.125% on an annualized basis) of the Master Fund's net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets, and will therefore decrease the net profits or increase the net losses of the Fund. See "INVESTMENT MANAGEMENT FEE."

                         Sub-Advisory Fee. Pursuant to the Sub-Advisory agreement, the Sub-Adviser is entitled to a monthly Sub-Advisory fee, payable by the Adviser, equal to 44% of the Investment Management Fee payable by the Fund to the Adviser. See "INVESTMENT MANAGEMENT FEE."

                         Investor and Fund Servicing Fee. The Fund will pay the Adviser or one if its affiliates, in its capacity as the servicing agent (the "Servicing Agent"), a monthly investor and Fund servicing fee ("Investor and Fund Servicing Fee"), equal to 0.0625%% (0.75% on an annualized basis) of the Fund's net assets as of each month-end. The Investor and Fund Servicing Fee will be paid to the Servicing Agent out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund. See "INVESTOR AND SERVICING AGENT."

                         The Adviser and Sub-Adviser are each also entitled to receive a performance-based Incentive Allocation (as defined below) if certain conditions are met. See "--Incentive Allocation" below.

                         Administration Fee. The Fund will pay the Administrator a quarterly fee administration fee equal to $4,500 (the "Fund Administration Fee"). In addition, the Master Fund will pay the Administrator a quarterly administration fee, payable in advance, equal to .012% on an annualized basis of the Master Fund's net assets up to $50 million, plus .010% on an annualized basis of the Master Fund's next $50 million of net assets plus .008% on an annualized basis of the Master Fund's next $50 million of net assets plus .005% of the Master Fund's net assets in excess of $200 million, all subject to an annual minimum of $60,000 (the "Master Fund Administration Fee", and together with the Fund Administration Fee, the "Administration Fees"). Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund. The Fund and the Master Fund will also reimburse the Administrator for certain out-of-pocket expenses. See "ADMINISTRATION."

                         The Fund's expenses incurred and to be incurred in connection with the initial offering of Interests (the "Initial Closing") will be amortized by the Fund over the 60-month period beginning on the commencement of operations. The Master Fund's expenses incurred and to be incurred in connection with the initial offering of Master Fund Interests (the "Initial Master Closing") will be amortized over the 60-month period beginning on the commencement of operations. See "FUND AND MASTER FUND EXPENSES."

                         The Board believes that the aggregate expenses of the Fund and the Master Fund will not be materially greater than the expenses that the Fund would incur if the assets of the Fund were invested directly in Portfolio Funds.

Allocation of Profit and The net  profits  or net  losses of the Fund
Loss                     (including,    without    limitation,    net
                         realized gain or loss and the net change in unrealized appreciation or depreciation of investments) will be credited to or debited against the capital accounts of the Members at the end of each accounting period (as defined in "CAPITAL ACCOUNTS AND ALLOCATIONS") in accordance with their respective "investment percentages" as of the start of such period. The investment percentage for each Member will be determined by dividing, as of the start of an accounting period, such Member's capital account balance (other than the balance in the Special Member Accounts (as defined below)) by the sum of the balances of the capital accounts (other than the Special Member Accounts) of all Members of the Fund, as adjusted for any capital contributions and repurchases of Interests as of the beginning of such accounting period. See "CAPITAL ACCOUNTS AND ALLOCATIONS."

Incentive Allocation     At the  end of  each  calendar  year  of the
                         Fund  and  each  other   allocation   period
                         described   under   "CAPITAL   ACCOUNTS  AND
                         ALLOCATIONS--Incentive     Allocation",    an
                         incentive    allocation    (an    "Incentive
                         Allocation")  of 10% of the excess,  if any,
                         of the Member's  allocable  share of the net
                         profits  of  the  Fund  for  the  allocation
                         period   over  the  then   balance   of  the
                         Member's Loss  Recovery  Account (as defined
                         below)  will be  debited  from the  Member's
                         capital  account  and  credited  equally  to
                         capital   accounts   of  the   Adviser   and
                         Sub-Adviser (in such capacity,  the "Special
                         Members") maintained solely for the purpose of being allocated the Incentive Allocation
                         (the "Special Member Accounts").

                         The Fund will maintain a memorandum account for each Member (each, a "Loss Recovery Account"), which has an initial balance of zero and is (1) increased after the close of each calendar year of the Fund (or other applicable period) by the amount of the Member's allocable share of the net losses of the Fund for the period, and (2) decreased (but not below zero) after the close of each calendar year of the Fund (or other applicable period) by the amount of the Member's allocable share of the net profits of the Fund for the period. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

                         The Incentive Allocation will be in addition to the performance-based fees or allocations and other fees payable to the Portfolio Fund Managers.

Distributions            It  is  expected  that   distributions  will
                         generally  not be made to Members.  However,
                         the   Board   has   the   right   to   cause
                         distributions to be made in cash or in-kind to the Members in its sole discretion.
                         Whether or not distributions are made, each Member will be required each year to pay applicable federal, state and local income taxes on the Member's allocable share of the Fund's taxable income.

Eligible Investors       Each  prospective  investor in the Fund will
                         be  required   to  certify   that  it  is  a
                         "qualified  client"  within  the  meaning of
                         Rule  205-3  under the  Advisers  Act and an
                         "accredited  investor" within the meaning of
                         Rule 501 under the  Securities  Act of 1933,
                         as  amended  (the   "Securities   Act").   A
                         natural  person  must  generally  have a net
                         worth of $1,500,000,  or $1,000,000 and have
                         at  least  $750,000  of his  or  her  assets
                         under  the  investment   management  of  the
                         Adviser  or its  affiliates,  and a  company
                         must  generally  have total assets in excess
                         of  $5,000,000.  In addition,  Interests are
                         generally  being  offered  only to investors
                         that  are  U.S.  persons  for  U.S.  federal
                         income  tax  purposes.  Investors  who  meet
                         such  qualifications are referred to in this
                         Memorandum    as    "Eligible    Investors."
                         Existing  Members  who  request to  purchase
                         additional  Interests  will be  required  to
                         qualify  as  "Eligible   Investors"  and  to
                         complete     an     additional      investor
                         certification   prior   to  the   additional
                         purchase.  See "ELIGIBLE INVESTORS."

Purchasing Interests     The minimum initial investment in the Fund by
                         any investor is $100,000, and the minimum additional investment in the Fund by any investor is $50,000.

                         However, the Fund, in its sole discretion, may accept investments below these minimums.

                         Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.

                         Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with Brown Brothers Harriman & Co., the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor.

                         A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to reject, in its sole discretion, any request to purchase an Interest in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Interests at any time. Additional information regarding the subscription process is set forth under "PURCHASING INTERESTS."

The Closing Date         The  Initial  Offering  is expected to occur
of the Initial           on or about  August 1, 2008 (or such earlier
Offering                 or   later   date   as   the   Adviser   may
                         determine).

Repurchases of Interests No Member will have the right to require the Fund to redeem its Interest (or any portion thereof) in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by the Members. However, because all or substantially all of the Fund's assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Interests unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

                         The Adviser anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers on or about October 1, 2009, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1, subject to the "early repurchase fee" described below. It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.

                         The Master Fund will make repurchase offers, if any, to all of the Master Fund's members, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund's corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.

                         Subject to the conditions described above, any repurchases of Interests will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

                         In determining whether the Master Fund should offer to repurchase Master Fund Interests from members of the Master Fund pursuant to repurchase requests, the Master Fund Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Board may consider similar factors when determining whether the Fund should offer to repurchase Interests from Members of the Fund.

                         The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests. See "REPURCHASES OF INTERESTS."

                         A Member who tenders some but not all of its Interest for repurchase will be required to maintain a minimum capital account balance of $100,000. Such minimum capital account balance requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained. A repurchase request that would result in a Member having a capital account balance of less than $100,000 will be deemed a request for full repurchase.

                         A 4% early repurchase fee will be charged by the Fund with respect to any repurchase of an Interest (or portion thereof) from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member's purchase of the Interest (or portion thereof). See "REPURCHASES OF INTERESTS."

Transfer Restrictions    A  Member  may   assign,   transfer,   sell,
                         encumber,  pledge or  otherwise  dispose  of
                         (each,  a  "transfer")  its  Interest  (or a
                         portion  thereof)  only (1) by  operation of
                         law   pursuant   to  the   death,   divorce,
                         insolvency,   bankruptcy,   or   adjudicated
                         incompetence  of the  Member;  or (2)  under
                         other   limited   circumstances,   with  the
                         consent of the Board  (which may be withheld
                         in its sole  discretion  and is  expected to
                         be   granted,   if  at   all,   only   under
                         extenuating  circumstances).  Unless counsel
                         to the Fund  confirms that the transfer will
                         not  cause  the  Fund  to  be  treated  as a
                         "publicly traded  partnership"  taxable as a
                         corporation,  the Board  generally  will not
                         consider  consenting  to a  transfer  of  an
                         Interest (or a portion  thereof)  unless the
                         transfer  is:  (1)  one  in  which  the  tax
                         basis of the  Interest  in the  hands of the
                         transferee  is  determined,  in  whole or in
                         part,  by  reference to its tax basis in the
                         hands  of  the  transferring  Member  (e.g.,
                         certain  transfers to affiliates,  gifts and
                         contributions  to family  entities);  (2) to
                         members   of   the   transferring   Member's
                         immediate family (siblings,  spouse, parents
                         or children);  or (3) a distribution  from a
                         qualified  retirement  plan or an individual
                         retirement  account.  In connection with any
                         request  to  transfer  an  Interest   (or  a
                         portion thereof), the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

                         Each transferring Member and transferee may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. See "TRANSFERS OF INTERESTS."

Taxes Each of the Fund and the Master Fund will receive an opinion of counsel that, for federal income tax purposes, it will be treated  as a  partnership  and  not  as  an
                         association  taxable as a  corporation,  and
                         that  based on a "facts  and  circumstances"
                         analysis,  it  will  not  be  treated  as  a
                         publicly  traded  partnership  taxable  as a
                         corporation.  As a result,  each Member will
                         be required to include in the Member's  U.S.
                         federal    taxable   income   the   Member's
                         allocable   share  of  the  Fund's   taxable
                         income  each  year,   including  the  Fund's
                         share of the Master Fund's  taxable  income,
                         regardless   whether   the   Fund   makes  a
                         distribution  to the  Member  in that  year.
                         In  addition,  for a variety of  reasons,  a
                         Member's  allocation  of  taxable  income of
                         the  Fund  in any  year  may be more or less
                         than the amount of net profits  allocated to
                         the  Member's   capital   account  for  that
                         year.  For the reasons  described  above and
                         because,  among  other  things,  the Fund is
                         not  generally   obligated,   and  does  not
                         intend, to make  distributions,  Members may
                         recognize  substantial  amounts  of  taxable
                         income in each year,  the taxes on which are
                         substantially     in     excess    of    any
                         distributions from the Fund.

                         For a discussion of certain tax risks and considerations relating to an investment in the Fund see "CERTAIN TAX CONSIDERATIONS."

                         Investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase, ownership and disposal of an Interest in the Fund and/or the filing requirements, if any, associated with the purchase, ownership and disposal of an Interest in the Fund.

ERISA Plans and Other Prospective investors subject to the Tax-Exempt Entities Employee Retirement Income Security Act of
                         1974,  as  amended   ("ERISA"),   and  other
                         tax-exempt   entities,   including  employee
                         benefit   plans,    individual    retirement
                         accounts  and  Keogh  plans,   may  purchase
                         Interests  in the Fund.  The  Fund's  assets
                         should  not  be   considered   to  be  "plan
                         assets" for  purposes  of ERISA's  fiduciary
                         responsibility  and  prohibited  transaction
                         rules or similar  provisions of the Internal
                         Revenue  Code  of  1986,   as  amended  (the
                         "Internal Revenue Code" or the "Code").

                         Because the Fund, the Master Fund and the Portfolio Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable to its tax-exempt Members as unrelated business taxable income ("UBTI"). In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund, the Master Fund and the Portfolio Funds could result in UBTI, even if such investments are not debt financed. Due to these considerations, an investment in the Fund is not appropriate for certain types of tax-exempt entities, including charitable remainder trusts. See "CERTAIN TAX CONSIDERATIONS."

                         An investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund. See "CERTAIN TAX CONSIDERATIONS."

Term The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members       Members will receive annual tax  information
                         necessary for  completion  of U.S.  federal,
                         state and local tax  returns.  The Fund will
                         furnish to Members such  information as soon
                         as   practicable   after   receipt   of  the
                         necessary  information  from  the  Portfolio
                         Funds by the Master Fund. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

                         The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund's operations each quarter. See "REPORTS TO MEMBERS."

Fiscal Year The Fund's fiscal year is the 12-month period ending on March 31. The Fund's taxable year is the 12-month period ending on December 31.

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly. Members will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

MEMBER TRANSACTION EXPENSES
  Maximum Early Repurchase Fee (as a percentage of repurchased amount) (1) 4%

ANNUAL EXPENSES (as a percentage of net assets) AND INCENTIVE ALLOCATION
   Investment Management Fee (2)                                       1.125%
   Investor and Fund Servicing Fee (3)                                  0.75%
   Other Expenses (including the Fund's and the Master Fund's
     initial offering expenses) (4)                                      ___%
        Acquired Fund (Portfolio Fund) Fees and Expenses(5)            _____%
   Incentive Allocation to the Special Member (6)(as a percentage
   of net profits)                                                        10%

   Total Annual Expenses (not including any Incentive Allocation and including
    the Fund's initial offering expenses)                               ____%

----------------

(1) A 4% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Member's Interest (or portion thereof) at any time prior to the day immediately preceding the one-year anniversary of a Member's purchase of the Interest (or portion thereof). An early repurchase fee payable by a Member may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund. See "REPURCHASES OF INTERESTS."

(2) The Investment Management Fee is payable by the Master Fund, but will be borne indirectly by Members as a result of the Fund's investment in the Master Fund. See "INVESTMENT MANAGEMENT FEE" for additional information.

(3)   See "INVESTOR AND FUND SERVICING AGENT" for additional information.

(4) Because the Fund and the Master Fund are recently organized, Other Expenses (as defined below) is an estimate based on aggregate net assets of $___ million in the Fund and aggregate net assets of $___ million in the Master Fund.

(5) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Portfolio Funds or in connection with the allocation of the assets of the Master Fund to Portfolio Account Managers. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2% (annualized) of the average net asset value of the Master Fund's investment, and performance or incentive fees or allocations generally range from 15% to 20% of a Portfolio Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Portfolio Fund Managers.

(6) At the end of each calendar year of the Fund (and at certain other times), the Special Members will be entitled to receive an Incentive Allocation equal to 10% of the excess of the net profits attributable to assets of the Fund, if any, that have been credited to the capital account of each Member over the then balance of the Member's Loss Recovery Account. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation." The Incentive Allocation will be in addition to any performance-based fees paid to the Portfolio Fund Managers, a portion of which will be indirectly borne by the Fund through its investment in the Master Fund. Generally, such performance-based fees range from 15% to 20% of a Portfolio Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Portfolio Fund Managers.

      The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund and the Master Fund and anticipated expenses for the first year of the Fund's and the Master Fund's operations, and includes, among other things, professional fees and other expenses that the Fund and the Master Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund and the Master Fund, see "INVESTMENT MANAGEMENT FEE," "ADMINISTRATION," "INVESTOR AND FUND SERVICING AGENT," "FUND AND MASTER FUND EXPENSES," "REPURCHASES OF INTERESTS," and "PURCHASING INTERESTS."

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests.

EXAMPLE

You would pay the following fees (including, for purposes of this example, any Incentive Allocations) and expenses on a $1,000 investment, assuming a 5% annual return:

                       1 YEAR        3 YEARS
                        $--            $--

      The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Allocation.

                                 USE OF PROCEEDS

      The proceeds from the sale of limited liability company interests ("Interests") of the Fund, not including the amount of any sales charges and the Fund's fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in the Master Fund as soon as practicable after receipt of such proceeds by the Fund. The Fund expects that such proceeds will be invested by the Master Fund in accordance with the Fund's and the Master Fund's investment objective and strategies as soon as practicable after receipt of such proceeds by the Master Fund, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to the closing of the applicable offering. See "PURCHASING INTERESTS--Purchase Terms." Delays in investing the Master Fund's assets may occur because certain Portfolio Funds selected by the Adviser and Sub-Adviser may provide infrequent opportunities to purchase their securities.

      Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund's and the Master Fund's investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, each of the Fund or the Master Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Master Fund's assets are not substantially invested in accordance with its principal investment strategies.

                INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

      The Fund's investment objective is to participate, through exposure to publicly traded equities, in the profits expected to be generated by rapid economic growth in the Asian emerging markets over the next 10-20 years. The Fund will seek to achieve superior absolute returns over a multi-year period with little or no regard for performance deviations ("tracking error") from emerging market and other equity indices. The Fund intends to achieve its objective by investing all or substantially all of its assets in the Master Fund. There can be no assurance that the investment objective of the Fund and the Master Fund will be achieved.

      The Adviser believes that Asian economies, led by China and India, will experience rapid growth over the next 10-20 years. Although this economic growth is expected to exceed that of more developed economies and regions over this period, it is likely to occur in a more volatile pattern with intermittent periods of contraction and rapid expansion. The Adviser also believes that, in order to accommodate this economic growth, Asian capital markets are generally undergoing a rapid, long-term growth in terms of size, complexity and liquidity. Meanwhile, Asian equity markets are generally less efficient than European and North American markets due to less developed systems of information dissemination and less participation by sophisticated, analytically advanced professional investors. In such an environment, talented and disciplined investment managers have significant investment opportunities that are not necessarily represented in the market indices.

      The Fund intends to achieve its objective by investing all or substantially all of its assets in the Master Fund. There can be no assurance that the Fund and the Master Fund will achieve its investment objectives or that the Asian economies and capital markets will experience the growth that is forecasted.

      The Fund's investment objective is not fundamental and may be changed by the Fund's Board of Managers (the "Board") without the vote of a majority (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund's outstanding Interests. The Fund also has adopted a non-fundamental investment policy relating to the geographic area in which it may invest. The Fund will, under normal market circumstances, invest at least 80% of its total assets in investment portfolios that are tied economically to Asia. The Fund will notify Members at least 60 days prior to any change in this investment policy. Additionally, except as otherwise stated in this Memorandum or in the Fund's Statement of Additional Information ("SAI"), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Interests. The Master Fund's investment objective is not, and its investment policies, strategies and restrictions generally are not, fundamental, and are subject to change by the Master Fund's Board of Managers (the "Master Fund Board") without the consent of the Master Fund's members. The principal investment policies and strategies of the Fund and the Master Fund are discussed below.

     The Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund. The Master Fund in turn intends to achieve its objective by investing its assets in funds or accounts managed by Portfolio Fund Managers specializing in equity investments in specific Asian countries as well as the entire region. The Master Fund will choose Portfolio Fund Managers that have a value philosophy of investing and seek to achieve superior absolute returns over a multi-year period.

Investment Philosophy

      The Adviser believes that a "value" philosophy of investing will be the most successful in Asian equity markets. A value philosophy emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues and cash flow. Successful value investing requires a disciplined analytical framework, intensive company/industry research, including frequent on-site company visits, and often a longer holding period than is the case with other investment strategies.

      Emerging markets fall within a spectrum ranging from countries that are primarily commodity producers at one extreme, to those that are rapidly developing industrial infrastructures at the other extreme. Equity markets in commodity producing countries are typically driven solely by liquidity cycles resulting from the rise and fall of commodity prices and are typically characterized by relatively modest needs to generate investment capital for the "real" economy.

      In these markets, liquidity and momentum driven investment strategies, with little regard for valuations, can often be very successful. At the other end, equity markets in rapidly developing industrial and consumer-based economies, such as those in many parts of Asia, often seem cheap relative to growth because of the need to generate investment capital for the real economy. However, the valuations in these markets can occasionally be distorted by the flow of so-called "hot money," often from outside the region, that focuses temporarily and solely on the growth prospects for the economy and companies. In these types of emerging markets, the Adviser believes a value driven investment approach, including large holdings of cash or short positions in times of heated valuations is likely to be the most successful over a multi-year period.

Investment Strategy

      The Master Fund intends to achieve its objective by investing its assets in Portfolio Funds managed by Portfolio Fund Managers specializing in equity investments in specific Asian countries as well as the entire region. In unusual circumstances, consistent with the Fund's objective to produce positive absolute returns, the Master Fund may directly establish positions in derivatives and other non-traditional securities in an attempt to offset or partially hedge against current or anticipated market, financial and economic events that may adversely affect the value of the Master Fund's investments in Portfolio Funds.

      The Adviser and the Sub-Adviser seek to identify and select Portfolio Fund Managers with the following qualities:

      o A proven track record of investing in Asia.

      o Substantial human resources located in Asia.

      o Management that has local language capability as well as Western education and/or investment training.

      o Management that approaches the Asian markets with an understanding both of local customs and Western investment standards.

      o A value philosophy of investing that emphasizes "bottom-up" stock selection with little concern for performance deviations from market indices.

      o Management that seeks superior absolute returns over a multi-year period.

      o A proven ability to preserve capital in periods of negative returns in the market.

      o Operational, trading and accounting infrastructure meeting global standards.

      Portfolio Fund Manager styles will vary and are likely to include deep value equity, activist investing, long/short equity as well as traditional value investing in the mid- and small-cap market sectors. Portfolio Funds may often be concentrated in companies that are less widely followed by index oriented investors. Small- and mid-cap issues could be held for long periods of time in order for a particular investment opportunity to be fully reflected in market prices. In periods when the market and/or investment opportunities appear expensive, Portfolio Funds are likely to have large cash holdings or take on short positions at the risk of not fully participating in the liquidity driven, momentum phases of these markets. However, this may not eliminate exposure to negative returns in adverse markets.

      The Adviser is not required to make investments with any minimum number of Portfolio Funds. It is the intent of the Adviser not to have more than 20% of the Fund's assets with any single Portfolio Fund Manager (measured at the time of investment). The Adviser, with the assistance of the Sub-Adviser, will allocate the assets of the Fund into Portfolio Funds based not only on the strength and quality of the relevant Portfolio Fund Managers, but also on the manner on which each Portfolio Fund Manager's style and geographical focus are expected to fit into the Fund's overall exposures. This process will combine a fundamental macro-economic evaluation and portfolio risk overlay with a rigorous examination of the styles, investment processes, track records, operational abilities, and other investment management credentials of potential and current Portfolio Fund Managers.

      Geographical exposure will vary over time and is expected to reflect both the size of the economies and equity markets in the region as well as the opportunities that the Adviser and the Sub-Adviser believe to be available in the markets. With regard to fundamental macro-economic evaluation, the Adviser and Sub-Adviser, with the benefit of their respective internal research teams and established network of external resources, make an ongoing independent assessment of the political, economic and market conditions of specific countries as well as the region in order to create an asset allocation framework. The asset allocation framework will be formally reviewed and updated on a periodic basis. Market considerations within the asset allocation framework will include each market's appreciation potential as well as its efficiency, liquidity, regulatory environment and transparency. The Adviser believes that a comprehensive portfolio risk overlay helps to quantify and control the risks to the portfolio in various stress scenarios. Consequently, security-level, sector-level and country-level exposures, as provided through communication with the Portfolio Fund Managers and/or with data feeds from their service providers, will be measured across the Fund on an ongoing basis.

      Concurrent with the asset allocation framework and risk control process, a search and evaluation of potential Portfolio Fund Managers will be conducted by the Sub-Adviser. This ongoing identification and evaluation process will utilize the Sub-Adviser's, the Adviser's and their respective affiliates' breadth of resources, including local presences in Tokyo, Hong Kong and Singapore, networks in the business and institutional investment community, and information databases acquired and developed over time. The evaluation of Portfolio Fund Managers will include a thorough understanding of their investment style and process, operational and risk control capabilities and performance record in both favorable and unfavorable market conditions.

      An important factor in choosing a Portfolio Fund Manager will be the quality and stability of the management team as a whole as well as the proportion of their net worth invested alongside client capital. An essential part of this process typically will include multiple on-site visits to the Portfolio Fund Manager, confidential recommendations from trusted sources and comprehensive independent background checks on the principals involved.

      Once Master Fund assets have been allocated to a Portfolio Fund Manager, the Sub-Adviser will continue to monitor the Portfolio Fund Manager's performance, both on a stand-alone basis and relative to the Portfolio Fund Manager's stated style and strategies. The Sub-Adviser will also analyze this performance in relation to that of comparable Portfolio Fund Managers. The Sub-Adviser generally expects to maintain regular contact with the Portfolio Fund Managers to gather information about their performance, strategy, personnel and other relevant factors. The Sub-Adviser will regularly reassess the allocation of Master Fund assets for possible reallocation among Portfolio Fund Managers or to new Portfolio Fund Managers, based on the performance of the Portfolio Fund Managers and the long-term opportunities available in the region. However, it is not the general policy of the Master Fund to actively change its allocation among Portfolio Fund Managers or to favor any one investment strategy on a "market-timing" basis. Furthermore, the Master Fund may not be able to actively reallocate its assets in response to market changes since information about the securities positions of the Portfolio Funds may not be readily available at all times.

      Notwithstanding the Sub-Adviser's responsibilities with respect to identifying and evaluating Portfolio Fund Managers, the Adviser has complete and sole discretion over the final selection of the Portfolio Fund Managers and the Portfolio Funds in which the Master Fund invests. Furthermore, notwithstanding the Sub-Adviser's responsibilities with respect to monitoring and reassessing the allocation of assets on an ongoing basis, the Adviser has complete and sole discretion over the final decision to reallocate assets.

      The Adviser with advice from the Sub-Adviser may, in its sole discretion, from time to time and under circumstances it deems necessary or appropriate, attempt to hedge certain risks of the portfolio. Such periodic hedging activity may be directed to some or all of the aggregate portfolio risks or specific risks within the aggregate portfolio. In connection with effecting such risk management, the Adviser may purchase, hold long or short positions in securities, indices, futures, swaps, forwards and other derivatives or financial instruments. The Adviser is under no obligation to effect any such risk management and generally expects to do so in only limited and extreme circumstances. The Portfolio Fund Managers may also engage in hedging activities from time to time with respect to their respective Portfolio Funds.

      Despite the foregoing, there can be no assurance that any pre-established risk monitoring guidelines that are tailored by the Sub-Adviser for each Portfolio Fund Manager, will comprehensively or completely capture all or any risk associated with the investments made by such Portfolio Fund Manager or will effectively mitigate any risks associated with the investment with a Portfolio Fund Manager. Furthermore, there can be no assurance that: (i) the Sub-Adviser's risk monitoring and the Fund's hedging activities will sufficiently mitigate the risks associated with the Fund's investments in the Portfolio Funds; (ii) the Sub-Adviser will be able to adequately prevent or detect fraud or any other violation of any related pre-established risk monitoring guidelines in respect of the Portfolio Funds; or (iii) an investment in the Fund will achieve positive returns, on a risk-adjusted basis or otherwise.

      Prospective investors should refer to the Section entitled "Certain Risk Factors," for a discussion of the risks associated with the investment strategy, process and structure of the Fund.

Investments

      General. Through its investments in the Portfolio Funds, the Master Fund's capital will be invested in a variety of securities and derivative instruments with Portfolio Fund Managers that use a broad range of investment techniques. In addition to establishing long positions in attractive securities, these techniques may include: selling short; margin borrowings and other forms of leverage to achieve the most efficient use of capital; and derivative transactions both for hedging of existing long and short positions as well as for speculative purposes to pursue independent profit opportunities.

      Equities. Under most market conditions, the Master Fund, through its investments in the Portfolio Funds, will have a large portion of its assets invested in publicly-traded common stock and equity-linked instruments. This may include listed and unlisted common stocks, debt securities convertible into common stock, warrants to purchase common stock, and preferred stocks. A Portfolio Fund may also invest or trade in related derivative instruments such as synthetic equity securities, options on equity securities, and futures contracts on equity indices and baskets of equities. These securities and instruments may be privately placed and may have restrictions in regards to their sale.

      Other Securities and Investments. At any time, depending on the particular trading strategy or style of a particular Portfolio Fund Manager, and subject to the investment restrictions, guidelines and policies that such Portfolio Fund Manager may from time to time be required to comply with, a Portfolio Fund may invest or trade on a global basis in a wide range of: listed and unlisted fixed income securities, including those rated below investment grade; structured and synthetic securities; foreign currencies; trade claims, distressed and other special situation securities; and related derivative instruments, such as swaps, forwards, options, futures, caps and floors, including those relating to interest rates, fixed income products and indices.

      Short Positions. Short positions may comprise a significant portion of any Portfolio Fund's investments and, therefore, of the Fund's overall portfolio. In short selling, a Portfolio Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. Short positions may be held for both profit opportunities and for hedging purposes. A Portfolio Fund Manager may from time to time engage in short sales for a Portfolio Fund in an approach known as "pairs trading," where the Portfolio Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. A Portfolio Fund Manager may from time to time also make short sales "against the box", where the Portfolio Fund retains a long position in the same security. At any particular time, the Fund's portfolio overall may be "net long" (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or "net short" (net exposure on short positions will be greater than the value of long positions).

      Restricted Securities. The Portfolio Funds may invest in so-called "restricted securities", i.e., securities as to which the public resale is currently restricted under the Securities Act of 1933, as amended (the "Securities Act") and which are not immediately convertible into freely tradable securities. The Portfolio Fund Managers may purchase restricted securities where pricing and growth characteristics justify the limited liquidity and which may provide the means of achieving eventual marketability, such as through registration rights under the Securities Act or the right to convert into marketable securities. There will be no limit as to the percentage of the Fund's assets that may be invested in restricted securities.

      Cash Positions. As a defensive strategy, or pending the identification of investments, the Fund or any of the Portfolio Fund Managers may periodically invest a significant portion of its respective assets in a variety of cash equivalents or money market instruments.

      The Fund will be authorized to invest its capital with Portfolio Fund Managers that will invest in all types of securities, derivatives contracts and other financial instruments in furtherance of the Fund's investment objective. Accordingly, the possible investments to be utilized by the Fund and the Portfolio Funds will not necessarily be limited to those described above.

Borrowing by the Fund and the Master Fund

      Each of the Fund and the Master Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Interests or Master Fund Interests, as applicable. In addition, the Master Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund, the Master Fund and the Portfolio Account Managers are not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Master Fund is subject to the same limitation with respect to borrowing by it and the Portfolio Account Managers. In determining the amount of the Fund's asset coverage, the Fund will "look through" to the borrowings of the Master Fund as well as the borrowings of any vehicles or accounts that the Master Fund establishes to facilitate the management of the Master Fund's assets by a Portfolio Account Manager. Similarly, in determining the amount of the Master Fund's asset coverage, the Master Fund will "look through" to such vehicles or accounts. The Investment Company Act also provides that each of the Fund and the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Master Fund invests unless such Portfolio Funds are registered under the Investment Company Act.

      The Board may modify the borrowing policies of the Fund including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The Master Fund Board may make similar modifications with respect to the Master Fund. The rights of any lenders to the Fund or the Master Fund to receive payments of interest or repayments of principal will be senior to those of the Members and the Master Fund's members, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Master Fund.

Additional Methods of Investing in Portfolio Funds; Withdrawal from the Master Fund

      The Master Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund. Such an instance may arise, for example, where the Master Fund's proposed allocation does not meet a Portfolio Fund's investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Master Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund's, and therefore the Fund's, investment. There can be no assurance that the Master Fund's indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund's, and therefore the Fund's, value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.

      In the event that the Board determines that it is in the best interest of the Fund, the Board may elect to withdraw all of the Fund's assets from the Master Fund. Following any such withdrawal, or the dissolution of the Master Fund, the Board may elect, subject to any necessary approval of the Members pursuant to the Investment Company Act, to invest in another pooled investment entity, retain the Adviser to manage the Fund's assets in accordance with its investment objective, or dissolve the Fund. Any withdrawal by the Fund of its Master Fund Interest will be subject to the Master Fund's determination to repurchase Master Fund Interests. See "REPURCHASES OF INTERESTS." The Fund's investment performance may be affected by a withdrawal of its assets from the Master Fund.

Additional Investment Policies

Hedging Techniques

      From time to time in its sole discretion, the Adviser may employ various hedging techniques to reduce certain potential risks to which the Master Fund's portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Master Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Adviser may employ these hedging techniques directly or through Subadvisers.

      To the extent that the Master Fund's potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Master Fund believe that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund and the Master Fund.

      There are certain risks associated with the use of such hedging techniques. See "INVESTMENT RELATED RISKS--Hedging."

Temporary and Defensive Strategies

      The Master Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Master Fund and the Fund from achieving their investment objective. In addition, the Master Fund may, in the Adviser's sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Master Fund or other operational needs, or otherwise in the sole discretion of the Adviser. Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs. See "USE OF PROCEEDS."

Applicability of Investment Company Act Limitations

      For purposes of the Fund's investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund's leverage limitations, the Fund will "look through" to the Master Fund as well as the underlying investments of any vehicles or accounts that the Master Fund establishes to facilitate the management of the Master Fund's assets by a Portfolio Account Manager. Similarly, the Master Fund will "look through" to such vehicles or accounts for purposes of the Master Fund's investment restrictions and limitations under the Investment Company Act. Other Portfolio Funds in which the Master Fund invests, however, are not subject to the Fund's or the Master Fund's investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code").

Futures Transactions

      Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

      Pursuant to regulations and/or published positions of the SEC, the Master Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


                                  GENERAL RISKS

      The following are certain risk factors that relate to the operations and terms of the Fund and the Master Fund.

Recently Organized Fund; Limited Operating History

      The Fund and the Master Fund are recently formed entities and have no independent operating histories upon which prospective investors in the Fund can evaluate their likely performance. Similarly, many of the Portfolio Funds in which the Master Fund invests have limited operating histories. In addition, the information the Master Fund will obtain about a Portfolio Fund may be limited. As such, the ability of the Adviser and/or Sub-Adviser to evaluate past performance or to validate investment strategies of such Portfolio Fund will be limited. Moreover, even to the extent a Portfolio Fund has a longer operating history, the past investment performance of any of the Portfolio Funds should not be construed as an indication of the future results of the Portfolio Funds, the Master Fund or the Fund and the investment professionals within the Portfolio Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser and Sub-Adviser rely upon information provided to it by the Portfolio Funds that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser and/or Sub-Adviser, which have or have had an investment objective similar to or different from that of the Fund and the Master Fund may not be indicative of the results that the Fund and the Master Fund may achieve.

Master-Feeder Structure

      The Fund and the Master Fund are part of a "master-feeder" structure. The Master Fund expects to accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the Investment Company Act. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by members of the Master Fund in a concentrated period of time could require the Master Fund to liquidate certain of its investments more rapidly than might otherwise be desirable in order to raise cash to fund the repurchase requests and achieve a portfolio appropriately reflecting a smaller asset base. This may limit the ability of the Adviser and Sub-Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund's asset base could make it more difficult for the Master Fund to generate profits or recover losses. Members will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Interests in the Fund prior to or at the same time as the members of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund's Master Fund Interest that is repurchased by the Master Fund and, therefore, the amount of Interests repurchased by the Fund. See "--Interests Not Listed; Repurchases of Interests."

      It is expected that many of the Portfolio Funds in which the Master Fund will invest will subject the Master Fund's capital to more restrictive liquidity provisions than are applicable to the Interest in the Fund, including, for example, lock-up periods that may apply for two years, fewer periodic redemption dates, longer notice periods and deferred withdrawals (or "gates") that permit substantially less capital to be withdrawn in a particular period. In addition, the terms applicable to Portfolio Funds may permit the Portfolio Funds to (i) distribute assets in kind rather than pay withdrawals in cash, and/or (ii) suspend withdrawals; thereby precluding the Master Fund from liquidating its interest in such Portfolio Fund.

      Further, even if the Master Fund is permitted to redeem its interest in a Portfolio Fund, the Board of Directors of the Master Fund and the Adviser may elect not to do so when they have determined that a redemption request would generally have an adverse impact on the Master Fund's relationship with the Portfolio Fund or Portfolio Fund Manager, or more specifically, an adverse impact on the Master Fund's ability to secure sufficient capacity with the Portfolio Fund or Portfolio Fund Manager in the future. For example, if the Master Fund makes multiple redemption requests for the same Portfolio Fund within a short period of time (e.g., one year), the Portfolio Fund may determine that it does not want to deal with the economic and administrative burden of such frequent redemption requests and, as a result, may force the Master Fund to redeem its interest in full or may decline future subscriptions by the Master Fund.

Dependence on the Adviser, the Sub-Adviser and the Portfolio Fund Managers

      Through the Fund's interest in the Master Fund, the Fund's assets will indirectly be invested with the Portfolio Fund Managers. The Adviser and Sub-Adviser have the authority and responsibility for the selection of the Portfolio Fund Managers. The success of the Fund depends upon the ability of the Adviser and Sub-Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Members will have no right or power to participate in the management or control of the Fund, the Master Fund or the Portfolio Funds, and will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments.

      While the Adviser and Sub-Adviser will select the Portfolio Funds in which the Master Fund invests, the Adviser relies to a great extent on information provided by the Portfolio Funds and will generally have limited access, if any access at all, to information regarding the Portfolio Funds' portfolios and operations. Most Portfolio Funds consider this information proprietary and would not provide this information even if requested. If the Master Fund only invested in Portfolio Funds that provided complete access to their information, the Master Fund would not be able to access many Portfolio Funds with which they might otherwise wish to invest since many Portfolio Funds with strong track records and/or limited capacity will not agree to provide this access. Limiting the Portfolio Funds that the Master Fund would invest with could have a material adverse impact on the Master Fund and, in turn, the Fund and its Members. Accordingly, the Master Fund invests with many Portfolio Funds that do not provide any or all such information, and prospective investors who are not willing to assume this risk should not make an investment in the Fund. There is a risk that Portfolio Funds may knowingly, recklessly, negligently or otherwise withhold or misrepresent information regarding activities that could have a material negative impact on the performance of the Master Fund and the Fund. Members of the Fund are assuming the risk that the Portfolio Funds will act in such a manner. These activities, therefore, could occur without the knowledge of the Adviser or Sub-Adviser, and could have a material negative impact on the performance of the Master Fund and the Fund. Once the Master Fund learns of any such misrepresentation or fraudulent activities, it will likely be too late for the Master Fund to withdraw its assets from such Portfolio Fund without having incurred significant losses due to its investment with such Portfolio Fund.

      Reference in this Memorandum to information received by Portfolio Fund Managers includes information received directly from the Portfolio Fund Managers as well as information received from independent administrators or other third party providers on behalf of such Portfolio Fund Managers.

Closed-End Fund; Limited Liquidity

      Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Portfolio Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited.

Reporting Requirements

     Members who beneficially own Interests that constitute more than 5% or 10% of the Fund's Interests will be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to such requirements should consult with their legal advisors.

Interests Not Listed; Repurchases of Interests

      The Fund does not intend to list its Interests for trading on any national securities exchange. There is no secondary trading market for the Interests, and none is expected to develop. The Interests are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Interests at their net asset value, and the Adviser intends to recommend that the Board does so on or about October 1, 2009, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. In addition, the Fund will generally only complete repurchases to the extent that the Master Fund offers to repurchase Master Fund Interests. It is possible that the Master Fund may be unable to repurchase all of the Interests that the Fund tenders due to the illiquidity of the Fund's investments or if the Fund and the other investors in the Master Fund request the Master Fund to repurchase more Master Fund Interests than the Master Fund is then offering to repurchase.

      There will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Members whose Interests are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Interests are valued for purposes of such repurchase. Members will have to decide whether to request that the Fund repurchase their Interests without the benefit of having current information regarding the value of Interests on a date proximate to the date on which Interests are valued by the Fund for purposes of effecting such repurchases. See "REPURCHASES OF INTERESTS."

      Further, repurchases of Interests, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See "REPURCHASES OF INTERESTS--Periodic Repurchases." An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund. Also, because the Interests will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Interests

      The Fund generally expects to distribute to the holder of an Interest (or portion thereof) that is repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See "REPURCHASES OF INTERESTS--Periodic Repurchases." However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. The Fund has the right to distribute securities as payment for repurchased Interests in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser or Sub-Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund's members followed, in turn, by a distribution in-kind to the Fund's members. In the event that the Fund makes such a distribution of securities, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

The Fund's Net Asset Value is and in the Future Will Be Based Indirectly on Estimates of Valuations Provided to the Master Fund by Third Party Portfolio Fund Managers Which May Not Be Accurate or May Need to be Adjusted in the Future

      The Master Fund calculates its net asset value, which is, in turn, used to calculate the Fund's net asset value, based upon valuations provided by the Portfolio Fund Managers of the Portfolio Funds. Generally, the Valuation Committee will not have any ability to assess the accuracy of such valuations. Although the Valuation Committee, the Adviser or the Sub-Adviser may obtain information provided by the Portfolio Fund Managers about their net asset values, the Valuation Committee is not able to confirm independently the accuracy of such valuations (which are unaudited). Most Portfolio Fund Managers treat their investment positions as proprietary information and many of them will not provide such information to their investors. Furthermore, the net asset values received by the Master Fund from each Portfolio Fund's Portfolio Fund Manager will typically be based on estimated or unaudited reports only, and such values will ordinarily be used to calculate the Master Fund's and the Fund's net asset value and fee accruals for purposes of determining amounts payable on redemption to the extent audited information is not then available. In some cases, Portfolio Fund Managers do not use independent administrators or other third party providers to value and report their net asset values. In such cases, the valuations used to determine the net asset values of these Portfolio Funds will be dependent upon the Portfolio Fund Managers for validation, and even when third parties are involved, the Portfolio Fund Managers may have primary responsibility for determining the values of the portfolio securities. The valuation reports will not be audited by third parties in most cases. Valuations provided by each Portfolio Fund's Portfolio Fund Managers may be subject to later adjustment based on valuation information available at that time, including, for example, as a result of year-end audits or other valuation reviews conducted by a Portfolio Fund's auditors. Furthermore, there is a risk that any valuation the Master Fund receives from a Portfolio Fund will be fraudulent or may inadvertently contain material errors that the Master Fund would not know when it prepares its financial statements, which are used to prepare the financial statements of the Fund. Prospective investors should understand that the Fund cannot prevent this risk since the Fund and the Master Fund do not have access to the Portfolio Funds' books and records.

      Any such adjustments resulting from wrong valuations or errors in calculations may result in the Fund restating its net asset value at the time of such restatement as well as for prior periods. Any such restatement, whether increasing or decreasing the net asset value of the Fund, will result in a Member who had its Interest (or a portion thereof) repurchased based on the previously disclosed net asset value receiving a greater or lesser amount than it would have received had such restatement been effected prior to such repurchase. However, if a restatement is effected prior to, or in connection with, the audit of the financial statements of the Fund for any fiscal year in which repurchased Interests were valued, the Fund will either adjust the amount of the final payment in respect of such repurchase or the amount remaining in the capital account of such Member, as applicable. See "REPURCHASES OF INTERESTS--Periodic Repurchases." If such an adjustment or revision occurs after a Member has had its entire Interest repurchased, or if the capital account balance of a Member is insufficient to cover the amount of any necessary adjustment (including, without limitation, due to a decrease in the Fund's net asset value), subject to the ability of the Fund to recoup the repurchase proceeds received by Members under certain circumstances as described in "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves," the Fund may have limited or no recourse against such Member, and any corresponding restatement of and reduction in the net asset value of the Fund will be borne by the remaining Members of the Fund. Conversely, any increases in the Fund's net asset value resulting from such subsequent adjustments or revisions may be entirely for the benefit of the outstanding Interests and to the detriment of Members who had their Interests repurchased in full at a lesser value than the adjusted amount. The same principles also apply to purchases of Interests. Members of the Fund are assuming the risk that valuations may be materially incorrect and/or will need to be adjusted and prospective investors should not make an investment in the Fund if they are unwilling to assume such risks.

Non-Diversified Status

      The Fund and the Master Fund are "non-diversified" management investment companies. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund's or the Master Fund's assets that may be invested, directly or indirectly, in the securities of any one issuer. Although the Adviser and Sub-Adviser will follow a general policy of seeking to invest the Master Fund's capital among multiple Portfolio Funds, they may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Master Fund's assets, although the Adviser and Sub-Adviser generally will not invest more than 20% of the Master Fund's total assets with any single Portfolio Fund Manager at the time of investment. Consequently, losses suffered by the Portfolio Funds could result in a higher reduction in the Master Fund's, and therefore the Fund's, capital than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Legal, Tax and Regulatory Risks

      Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Portfolio Fund Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Master Fund and the ability of the Master Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund and the Master Fund to pursue its investment objective or strategies.

      Certain tax risks associated with an investment in the Fund are discussed in "CERTAIN TAX CONSIDERATIONS."

Substantial Repurchases

      Substantial requests for the Fund or the Master Fund to repurchase Interests or Master Fund Interests, respectively, could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Interests. See "GENERAL RISKS--Master-Feeder Structure."

Special Considerations Applicable to the Subsequent Offerings of Interests and Master Fund Interests

      The Fund may accept additional subscriptions for Interests as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Members in the Master Fund's investment portfolio prior to such purchases, which could have an adverse impact on the existing Members' Interests in the Fund if future Master Fund investments underperform the prior investments. In addition, the Master Fund generally offers Master Fund Interests and accepts additional investments as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing members of the Master Fund, including the Fund, in the Master Fund's investment portfolio prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing members of the Master Fund, including the Fund, if future Master Fund investments underperform the prior investments. Further, it is expected that Portfolio Fund Managers may structure performance-based compensation similarly to the Fund, with such compensation being paid only if gains exceed prior losses. Appreciation in the net assets managed by a Portfolio Fund Manager at any given time will be shared pro rata by all of the Master Fund's members at such time, including the Fund, not just those who were members of the Master Fund at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to a Portfolio Fund Manager until its gains exceed its prior losses will not be taken into account in determining the net asset value of the Fund. Such value to existing Members will be diluted by new sales of Interests, because the new Interests will participate in any positive performance by the Portfolio Fund Manager until its gains exceed its prior losses without the Portfolio Fund Manager being paid any performance-based compensation.

      In addition, Interests acquired following the initial offering will represent indirect interests in operating funds invested in by the Master Fund which may have significant open positions. Since these Interests will share indirectly in open positions which may have been held by the Master Fund for some period of time prior to the issuance of additional Interests, the application of the relevant Portfolio Fund Manager's trading approach to such positions may have a qualitatively different effect on the performance of the additional Interests than it does on the performance of previously issued Interests. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As purchasers of Interests in a subsequent offering will not have received the benefit of any profits on open positions prior to the date on which they purchase the Interests, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Interests will not have had the benefit of any such profit prior to the date on which they were issued, Members holding such Interests may find themselves indirectly liquidated out of a position (which would have continued to generate substantial profits) due to a Portfolio Fund Manager "taking profits," none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.


               SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

      This section discusses certain risks related to the fact that the Master Fund invests in Portfolio Funds or allocates assets to Portfolio Account Managers.

Investments in the Portfolio Funds Generally

      Because the Master Fund invests in Portfolio Funds, a Member's investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Master Fund assets that are invested in each Portfolio Fund. The net asset value of the Fund may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under "INVESTMENT RELATED RISKS" below.

Portfolio Funds Not Registered

      The Fund and the Master Fund are registered as investment companies under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company's operations be supervised by a board of managers, a majority of whose members are independent of management. Each of the Fund and the Master Fund is itself subject to these restrictions. However, the underlying portfolio companies in which the Master Fund invests, i.e., the Portfolio Funds, are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

      The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund's investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment.

      In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Portfolio Funds in which the Master Fund will invest generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

     Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund's indirect investments in the Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds Are Generally Non-Diversified

      While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Master Fund and the Fund.

Portfolio Funds' Securities May Be Illiquid

      The securities of the Portfolio Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Portfolio Fund securities, the Master Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities, and this may negatively impact the net asset values of the Master Fund and the Fund.

Most Portfolio Fund Managers Do Not Provide Detailed Position Information Regarding Their Portfolios

      As is customary with funds of hedge funds, most of the Portfolio Fund Managers will not provide the Master Fund with detailed position reports because such information is proprietary to such Portfolio Fund Managers. These Portfolio Fund Managers would not likely permit the Master Fund to invest with them if such an information requirement was a condition to such investments. Also, Portfolio Fund Managers may not comply with their stated investment strategies. Members of the Fund are assuming the risk that the Portfolio Fund Managers may not be providing accurate and timely information about their strategies, performance and positions and that the information provided by the Portfolio Fund Managers will subsequently be proven or discovered to be inaccurate and/or false.

Valuation of the Master Fund's Interests in Portfolio Funds

      The valuation of the Master Fund's investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are not audited. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager's compensation. Valuations of the securities may be subjective and could prove in hindsight to have been wrong, and at times by significant amounts. The Master Fund and the Fund will establish a joint committee approved by both the Board and the Master Fund Board to oversee the valuation of the Fund's and Master Fund's investments (the "Valuation Committee"), [which will be comprised of at least one member of the Board and Master Fund Board as well as several representatives of the Adviser]. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund's and the Master Fund's investments, as the value of the Fund's and the Master Fund's investments will affect the Adviser's compensation. Although prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Portfolio Fund, no assurances can be given that the Adviser will be given access to necessary aspects of the Portfolio Fund's systems, that such due diligence review will ascertain whether accurate valuations will be provided by such Portfolio Funds to the Adviser, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds' policies and procedures and systems will not change without notice to the Master Fund. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from a Portfolio Fund are typically estimated, and may be subject to later adjustment or revision by the Portfolio Fund. Any such adjustment or revision will result in either an increase or decrease in the net asset values of the Master Fund and the Fund at the time that the Master Fund is provided with information regarding the adjustment.

      If a Portfolio Fund Manager's valuations are consistently delayed or inaccurate, the Adviser will consider whether the Portfolio Fund continues to be an appropriate investment for the Master Fund. However, the Adviser may elect in its sole discretion to have the Master Fund retain its investment in the Portfolio Fund. The Portfolio Fund Manager's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Master Fund to redeem or sell its interests in such a Portfolio Fund, the Master Fund may be unable to redeem or sell interests in such a Portfolio Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Portfolio Fund Manager's valuations, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

      Members should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Master Fund and the Fund if the Portfolio Fund Manager's, the Adviser's or the Master Fund's judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

      Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, the investor bears asset-based and performance-based fees charged by the Fund and the Master Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, sales charges, brokerage transaction expenses, administrative fees, and tender offer expenses) and, indirectly, similar expenses of the Master Fund and the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

      Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Master Fund and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Members, even if the overall performance of the Master Fund and the Fund is negative. Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 3% (annualized) of the average net asset value of the Master Fund's investment, and incentive allocations or fees generally range from 15% to 30% of a Portfolio Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Portfolio Fund Manager without independent oversight.

Limitations on Risk Monitoring

      The Adviser and Sub-Adviser monitor certain risk factors with respect to those Portfolio Funds for which sufficient position data and other information is available; however, such data and information may not be available for all Portfolio Funds. The Master Fund may make investments with Portfolio Fund Managers even where information necessary to conduct any risk monitoring activities is unavailable or incomplete. Because the Fund invests in the Master Fund, the Adviser and Sub-Adviser do not separately monitor risk with respect to the Fund.

      The accuracy of the risk monitoring activities of the Adviser and Sub-Adviser necessarily are dependent upon the accuracy, completeness and validity of information delivered by the Portfolio Fund Managers, the brokers and other outside sources, which cannot be guaranteed, and the ability of the Portfolio Fund Managers to exercise their trading discretion in compliance with the investment guidelines, policies and other restrictions that the Adviser and Sub-Adviser may impose on them. There is no guarantee that information received from the Portfolio Fund Managers, the brokers or other outside sources will be accurate in all circumstances or that the data transmission from the Portfolio Fund Managers, the brokers or other outside sources will not be subject to periodic interruptions. The lack of access to, and assurance as to the accuracy, validity or completeness of, information could limit the effectiveness of the risk monitoring and may make it more difficult for the Sub-Adviser to evaluate, and the Adviser to allocate, among Portfolio Fund Managers, and to value the assets of the Master Fund. The effectiveness of the Adviser's and Sub-Adviser's risk monitoring activities also may depend, in part, on the quality and accuracy of the risk measurement and analysis services that may be provided by one or more unaffiliated services providers. The respective contractual liabilities of such service providers are limited and generally should not be expected to cover any losses of the Fund that may result, directly or indirectly, from any such failure.

      There can be no assurance that the pre-established risk monitoring guidelines that are tailored by the Adviser and Sub-Adviser for each Portfolio Fund Manager will comprehensively or completely capture all or any risk associated with the investments made, or investment strategies or investment styles executed, by such Portfolio Fund Manager or will effectively mitigate any risk associated with the investment with a Portfolio Fund Manager. Further, there can be no assurance that (i) such risk monitoring, if any, will sufficiently mitigate the risks associated with the Master Fund's investments with the Portfolio Fund Managers; (ii) the Adviser and Sub-Adviser will be able to adequately prevent or detect fraud or any other violation of any related pre-established risk monitoring guidelines in respect of the Portfolio Funds by the Portfolio Fund Managers; or (iii) an investment in the Fund will achieve the targeted risk and return objectives. In carrying out its risk monitoring program, the Adviser and Sub-Adviser expect to utilize the services of unaffiliated entities to provide certain risk measurement and analysis services.

Duplicative Transaction Costs

      Investment decisions of the Portfolio Funds are generally made by their Portfolio Fund Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Master Fund, and therefore the Fund, could indirectly incur transaction costs without accomplishing any net investment result.

Turnover

      The Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund and the Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Master Fund's and the Fund's income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from a Portfolio Fund could involve expenses to the Master Fund and the Fund under the terms of the Master Fund's investment with that Portfolio Fund.
Inability to Vote

      In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Master Fund intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an "affiliated person" of the Master Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Master Fund and other clients of the Adviser and Sub-Adviser. To limit its voting interest in certain Portfolio Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. Other Portfolio Funds or accounts managed by the Adviser or Sub-Adviser may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Master Fund Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser and Sub-Adviser and their other clients in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Master Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Master Fund's and the Fund's interests.

      There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Master Fund and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of
Section 17 of the Investment Company Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

Portfolio Fund Managers Invest Independently

      The Portfolio Fund Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such positions, the Master Fund's, and therefore the Fund's, portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund's and the Fund's net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser or Sub-Adviser may be competing with each other for the same positions in one or more markets.

Portfolio Fund Managers May Have Limited Capacity to Manage Additional Master Fund Investments

      Certain Portfolio Fund Managers' trading approaches presently can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager's approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Master Fund's assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, in the case of Portfolio Fund Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Master Fund Interests, including as a result of additional sales of Interests by the Fund, would dilute the indirect participation of existing Members with such Portfolio Fund Manager.

Limitations on Ability to Invest in Portfolio Funds

      In the event that the Master Fund is able to make investments in Portfolio Funds only at certain times, the Master Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. During the time that the Master Fund's assets are not invested in Portfolio Funds, that portion of the Master Fund's assets will not be used to pursue the Fund's and the Master Fund's investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

      The Master Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Master Fund Interests by the Master Fund. Notwithstanding the above, the Master Fund will not indemnify any Portfolio Fund Manager or Portfolio Account Manager or its respective officers, directors, and affiliates from any liability, damage, cost, or expense to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of such person's reckless disregard of its obligations and duties to the Master Fund.

                            INVESTMENT RELATED RISKS

      This section discusses the types of investments that are expected to be made by the Portfolio Funds, the Master Fund or the Fund, as indicated, and the principal risks associated with such investments. It is possible that a Portfolio Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Portfolio Funds should generally be interpreted to include the activities of a Portfolio Account Manager.

Non-U.S. Investments

     The Master Fund will primarily invest in Portfolio Funds that invest in securities of companies located in the Asia-Pacific region. Investments outside of the United States or denominated in foreign currencies require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing outside the United States are generally higher than in the United States. Higher costs result because of the cost of converting a foreign currency to U.S. dollars, the payment of fixed brokerage commissions on some foreign exchanges, the imposition of transfer taxes or transaction charges by non-U.S. exchanges and confiscatory taxation. In addition, settlement of trades in some non-U.S. markets is slower, less systematic and more subject to failure than in U.S. markets. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States and there is greater difficulty in taking appropriate legal action in non-U.S. courts.

Non-U.S. Exchange Risk Exposure

     To the extent the Master Fund or the Portfolio Funds do not or are not able to hedge foreign exchange risks, the Fund may be exposed to additional risk due to exchange rate fluctuations. The capital subscriptions to the Fund will be denominated in U.S. dollars. The Master Fund also may hedge currency exchange risks if it is considered to be economically justifiable. The Master Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Master Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

Taxes in Various Jurisdictions

     The Fund and/or any Member could become subject to additional or unforeseen future tax in jurisdictions in which the Fund and the Master Fund operate and invest. Changes to tax laws and to tax treaties (or their interpretation) of which a particular country is a signatory may adversely affect the net after tax yield of the Fund's investment.

     Each prospective investor should consult its own tax advisers with respect to the tax treatment of the acquisition, ownership and disposition of the Interest in light of such investor's particular circumstances. No assurance can be given that legislation, administrative changes, court decisions, treaty negotiations or other developments will not significantly modify the tax consequences of such investment.

Risks Relating to the Asian Region

     Investments in the countries of Asia involve a broad range of political, economic, legal and financial risks. Many of these risks are not quantifiable or predictable and are not typically associated with investments in securities of companies in economies that have developed and been regulated over a longer period of time.

Market Characteristics

     Trading markets in Asia are substantially smaller (on the basis of market capitalization, value of securities traded and number of listed companies) than the U.S. and other developed securities markets. As a consequence, the Master Fund may invest in a relatively limited number of issuers, some or many of which may operate in the same industry or economic sector. Trading markets in Asia may be subject to greater price volatility and less liquidity than is usually the case in U.S. and other developed securities markets. Many companies traded on securities markets in Asia are smaller than companies whose securities are traded on securities markets in the U.S. and other developed countries. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of insolvency or bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. and other developed countries. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in Asia than exists in the U.S. and other developed countries. Accounting, auditing and financial reporting standards in Asia are not equivalent to those applicable in the U.S. and other developed countries. In addition, existing regulations are often inconsistently applied. Less information will, therefore, be available to the Master Fund than in respect of investments in the United States and other developed countries. Trading practices that are prohibited in a number of other countries, may also be present in some of these markets. Further, in certain countries in Asia, less information may be available to the Master Fund and the Fund than to local market participants. Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. and other developed countries. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Economic and Political Risks

     The Master Fund may invest in securities markets and in securities of issuers located in countries in Asia which have less political and economic stability than the U.S. or many other developed countries. The economies of such countries may be burdened by heavy debt and high rates of inflation. In addition, because they are generally heavily dependent on international trade, they may be substantially affected by economic conditions in the international marketplace and in the countries with which they trade, by the imposition of trade barriers, quotas and other protectionist measures, as well as by fluctuations in exchange rates. Because many of such countries lack a "free market" trading tradition, there is often a high degree of government regulation in the economy, including in the securities markets. Action by such governments may directly affect foreign investment in securities in those countries and may also have a significant indirect effect on the market prices of securities and of the payment of dividends and interest. Political instability in countries in which the Master Fund invests may result in adverse effects on the economy and hence the market value of securities in those countries. Political instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Master Fund invests and adversely affect the value of the Master Fund's and the Fund's assets. Few of the countries in Asia have western-style or fully democratic governments. Often, the governments are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in Asia have been installed or removed as a result of military coups. Disparities of wealth, ethnic, religious and racial disaffection, among other factors, have also led to social unrest in some of the countries in Asia accompanied, in certain cases, by violence and labor unrest. There is also the risk of expropriation, nationalization or confiscatory taxation which may affect the Master Fund's investments either directly or by consequent adverse effects on the value of the Master Fund's investments in those countries Governments in certain of the countries in Asia participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Legal Infrastructure

     The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in non-U.S. securities involves considerations and possible risks not typically involved with investment in the securities of U.S. issuers, including changes in applicable laws, instability of some non-U.S. governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in non-U.S. securities. Higher expenses may result from investment in non-U.S. securities than would from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and non-U.S. brokerage commissions that may be higher than in the United States. Non-U.S. securities markets also may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in non-U.S. countries could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Master Fund Exchange Risk Exposure

     The Master Fund invests in securities denominated in various currencies of the countries in Asia, whereas the Master Fund's Interests are U.S. dollar denominated. The value of the Master Fund's portfolio will be significantly affected by changes in the value of such foreign currencies against the U.S. dollar. The exchange rates may be adversely affected by balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Repatriation of Investments and Profits

     The income that the Fund will receive from the Master Fund's investments will primarily be denominated in currencies other than U.S. dollars. The repatriation of the Master Fund's capital and investment income in U.S. dollars will be subject to the laws and regulations of the individual countries in Asia or in which the Master Fund invests. Therefore, such repatriation may require prior government approval in some countries. Although the right to remit capital dividends and interest income is generally respected by countries throughout Asia, the Fund may be adversely affected in certain countries by delays in procuring any required government approval for repatriation of such capital, dividends and interest income in U.S. dollars. From time to time, the Master Fund may invest in countries in Asia that have in the past implemented capital controls that have negatively affected investors' ability to repatriate assets.

Foreign Investment Restrictions

     Most countries in Asia have laws and regulations which limit direct foreign investment and require government approval or registration prior to effecting any foreign investment in domestic securities. Thus, the Master Fund may not be able to recover investment proceeds or otherwise realize gains to which it is entitled. These restrictions could also have an adverse effect on the companies in which the Master Fund invests.

Corporate Disclosure Standards

      Issuers whose securities are traded in many of the countries in Asia in which the Master Fund invests are not required to, and do not, prepare financial statements as comprehensive as those conforming to generally accepted accounting principles in the United States or other developed markets. As a result, certain disclosures required of publicly traded issuers in the United States and other developed countries may not be made by issuers in countries in Asia, and the type of information available in respect of such issuers may not be as extensive as it would be in the United States or other developed countries. Further, there is generally less vigorous regulation of the securities markets in the countries in Asia in which the Master Fund proposes to invest and of the activities of investors in such markets, and there may also be less enforcement of regulatory provisions relating thereto than in the United States or other developed countries.

Portfolio Fund Operations Not Transparent

     The Sub-Adviser and Adviser may not be able to control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Sub-Adviser or Adviser and that involve risks that are not anticipated by the Sub-Adviser or Adviser. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, notwithstanding the Sub-Adviser's and Adviser's risk monitoring of the Portfolio Fund Managers and the Portfolio Funds, there is no guarantee that the information given to the Administrator and reports given to the Sub-Adviser and Adviser with respect to the Master Fund's investments will not be fraudulent or inaccurate or incomplete. Because of the potential lack of transparency with respect to investments made by many or all of the Portfolio Fund Managers, the Sub-Adviser's and Adviser's ability to detect such fraudulent or inaccurate or incomplete information may be limited.

General Equity Investment Risks

     In addition to the specific risks arising from the Fund's investment strategy and structure, the Fund will be subject to all of the risks associated with the investment in and trading of equity securities and other instruments by the Portfolio Fund Managers. The values of securities and instruments traded by the Portfolio Fund Managers may be extremely volatile and may be influenced by, among other things, their liquidity, national and international political and economic events, fluctuations in currency exchange rates, interest rates and government trade, and fiscal, monetary and other policies and actions. As a result, the value of the Master Fund's investments, and, accordingly, the value of the capital accounts of the Fund, may be subject to sudden and substantial declines in value. The Master Fund's portfolio positions may undergo significant short-term declines and experience considerable price volatility. Equity positions may include speculative securities. Accordingly, investors in the Fund must be prepared to assume the risks inherent in such speculative investments. An investment in the Fund should not be regarded as a complete investment program and should be considered solely by investors prepared to experience possible short-term volatility and fluctuations in value in the interest of seeking long-term returns.

Concentration of Investments

     The core positions of any Portfolio Fund's investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. There are no limitations as to the amount of Master Fund assets that may be invested in any one Portfolio Fund, indirectly in any single industry or in any issuer. Accordingly, the Master Fund's investment portfolio may at times be significantly concentrated, both as to industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Master Fund's investment portfolio.

Investments in Restricted Securities

     At any given time, a portion of a Portfolio Fund's assets may be invested in "restricted securities," which are securities subject to significant legal or contractual restrictions on their public resale. Investing in restricted securities involves a number of significant risks. Without the ability to resell restricted securities in the public markets, the Portfolio Funds may be compelled to hold such investments indefinitely or to dispose of them in private transactions on unattractive terms. Such restrictions therefore can impair both the avoidance of losses as well as the timely realization of gains. Although in some instances the Portfolio Funds (or the Portfolio Fund Managers for their account) may have registration rights or other contractual means of achieving liquidity as to their investment in restricted securities, such rights may in fact be limited or ineffective in achieving the secondary market desired. Restricted securities in which the Portfolio Funds' assets may be invested include highly speculative, developmental stage issuers, as well as securities of more seasoned companies, which can involve significant issuer or industry-related risks. Neither the Interests nor the Master Fund's interests in the Portfolio Funds will be listed on any securities exchange or otherwise readily tradable. In addition, the Portfolio Fund Managers may invest in securities and instruments that are not listed on any securities exchange and other illiquid investments, or may invest in listed securities that become illiquid securities while such securities are held in a Portfolio Fund. The illiquidity of such securities may make it difficult or impossible for the Master Fund or the Portfolio Fund Managers, as the case may be, to dispose of such investments at desired times or at favorable prices, thereby increasing risk of losses.

Options

     The Portfolio Fund Managers and the Master Fund (subject to applicable law) may write or purchase options. The writing or purchasing of an option gives rise to the risk of losing the entire investment in such option or, in the case of written options, amounts substantially in excess of such investment and of causing significant losses to the Fund in a relatively short period of time. Because option premiums paid or received by an investor will be small in relation to the market value of the investments underlying the options, buying and selling put and call options can result in large amounts of leverage. As a result, the leverage offered by trading in options could cause an investor's asset value to be subject to more frequent and wider fluctuations than would be the case if the investor did not invest in options. Upon the exercise of a put option on securities written by an investor, the investor may suffer a loss equal to the difference between the price at which the investor is required to purchase the underlying securities and their market value at the time of the option exercise, less the premium received from writing the option. Upon the exercise of a call option on securities written by an investor, the investor may suffer a loss equal to the excess of the market value of the securities at the time of the option's exercise over the investor's acquisition cost of the securities, less the premium received from writing the option.

Short Selling

     Some or all of the Portfolio Fund Managers and the Master Fund (subject to applicable law) may use short sales as part of their respective investment programs. A short sale involves the sale of a security that the Master Fund or a Portfolio Fund does not own in the hope of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. To make delivery to the buyer, the Master Fund or the Portfolio Fund must borrow the security and is obligated to return the security to the lender, which is accomplished by a later purchase of the security. The Master Fund or the Portfolio Fund realizes a profit or a loss as a result of a short sale if the price of the security decreases or increases between the date of the short sale and the date on which the Master Fund or the Portfolio Fund covers its short position, (e.g., purchases the security to replace the borrowed security). A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. There can be no assurance that the securities necessary to close a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Asian Pacific markets in which the Portfolio Funds invest also have less mature short-selling markets, which typically leads to less liquidity and makes it more expensive to borrow.

Derivative Instruments

     Some or all of the Portfolio Fund Managers and the Master Fund (subject to applicable law) may use swaps, futures contracts, forward agreements and other derivatives contracts in managing the assets of the Master Fund. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Master Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested.

Defaulted  Debt  Securities  and  Other  Securities  of  Distressed
Companies

     The Portfolio Fund Managers may invest a Portfolio Fund's assets in low grade or unrated debt securities ("high yield" or "junk" bonds) or in securities of distressed companies. Such investments involve highly significant risks. High yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. The risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. Investment in securities of distressed companies involves highly significant risks. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Transaction Execution and Costs

     As a result of the Fund's investment strategy, the Portfolio Funds are likely to include short-term holdings (which may comprise a significant portion of the Master Fund's portfolio) and, consequently, the Master Fund's overall portfolio may experience a relatively high volume of trading activity. In addition, in many cases relatively narrow spreads may exist between the prices at which the Portfolio Fund Managers will purchase and sell particular positions. The successful application of any Portfolio Fund Manager's investment strategy will therefore depend, in part, upon the quality of execution of transactions, such as the ability of broker-dealers to execute orders on a timely and efficient basis. Although the Adviser expects Portfolio Fund Managers will seek to utilize brokerage firms that will afford superior execution capabilities, there is no assurance that all of the Master Fund's transactions will be executed with optimal quality. Furthermore, on account of the degree of trading, total commission charges and other transaction costs are expected to be high. The level of commission charges, as an expense of the Master Fund and, indirectly, the Fund, may therefore be expected to be a factor in determining future profitability of the Fund.

Ineffective Hedging

     It is anticipated that most Portfolio Fund Managers will employ certain hedging techniques that are designed to hedge exposure to market and other risks. Further, the Master Fund may, under certain circumstances (and subject to applicable law), attempt to hedge certain risks of the Master Fund's aggregate portfolio. Such hedging activities, however, involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the asset being hedged. Use of hedging activities generally may not prevent significant losses and could increase the loss of Master Fund assets.

Limits on Hedging Strategies

     While certain Portfolio Fund Managers may use "market neutral" or "relative value" hedging or arbitrage strategies, this in no respect should be taken to imply that a Portfolio Fund's investments managed by any such Portfolio Fund Managers are without risk. Substantial losses may be recognized on "hedge" or "arbitrage" positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying firm. Further, many "market neutral" or "relative value" portfolio managers, which could include any Portfolio Fund Manager, employ limited directional strategies that expose the Portfolio Funds or accounts they manage to certain market risks.

Valuation of Illiquid Securities and Derivative Positions

     Certain securities in which the Portfolio Fund Managers may invest and many of the derivative positions into which the Portfolio Fund Managers and the Master Fund are likely to enter may not have a readily ascertainable market price. Such securities and derivative positions nevertheless will be valued by the Portfolio Fund Managers or, in certain circumstances, the Adviser and the Sub-Adviser. These valuations will generally be conclusive, even though many or all of the Portfolio Fund Managers, the Adviser and the Sub-Adviser generally will face a conflict of interest regarding such valuations due to their performance-based compensation or allocations. The Administrator, the Adviser and the Sub-Adviser will, however, attempt to confirm such valuations, to the extent practicable, based on one or more unaffiliated recognized pricing authorities, if available, and other available information. For certain securities or instruments, the Master Fund may have to rely upon the valuations provided by the Portfolio Fund Managers due to the unavailability of any independent pricing source to verify the valuation provided by the Portfolio Fund Managers.

Unspecified Investments

     Although the Sub-Adviser will serve as the primary source of investments, the Adviser has complete discretion to select investments for the Master Fund as investment opportunities arise. The Fund, and, accordingly, Members, must rely upon the ability of the Adviser and Sub-Adviser to identify and implement investments for the Master Fund consistent with the Fund's investment objective. Members will not receive or otherwise be privy to due diligence or risk report information prepared by or for the Adviser or the Sub-Adviser in respect of the Portfolio Fund Managers.

Leverage

     The Portfolio Fund Managers and the Master Fund (subject to applicable law) may employ leverage through borrowings (including transactions entered into on margin) and through the use of options, futures contracts, swap transactions, repurchase agreements and other derivative instruments. While the use of borrowed funds can substantially improve the return on invested capital, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the Master Fund's or a Portfolio Fund's net assets will decrease. Accordingly, any event that adversely affects the value of an investment by the Master Fund or a Portfolio Fund would be magnified to the extent the Master Fund or the Portfolio Fund is leveraged. The cumulative effect of the use of leverage by the Master Fund or the Portfolio Funds in a market that moves adversely to the Master Fund's or Portfolio Funds' investments could result in a substantial loss to the Master Fund or the Portfolio Funds that would be greater than if the Master Fund or the Portfolio Funds were not leveraged.

Changes in Investment Approach

     With respect to those certain Portfolio Funds for which limited position and other data is available, the Portfolio Fund Managers thereof could materially alter their trading strategy from time to time without notice to the Master Fund.

Broker Selection

     Each of the Master Fund and the individual Portfolio Fund Managers may execute trades through brokerage firms of its choosing and may take into account the value and quality of any research, statistical, quotation, brokerage, valuation or other disclosed services provided by any brokerage firm, as well as the firm's execution ability, in determining the reasonableness of commissions charged by such firms relative to alternative brokerage firms. The commissions charged by the selected brokerage firms may be higher than commissions charged by other brokerage firms. The Master Fund and Portfolio Fund Managers will generally allocate portfolio transactions to brokers on the basis of best execution. Although the Master Fund does not intend to do so, the Master Fund and Portfolio Fund Managers may select brokers in consideration of their provision or payment of the costs of research and other services. In the case of the Master Fund, it will only enter into such "soft dollar" arrangements for research and brokerage if such arrangements fall within the "safe harbor" provided by Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended. Portfolio Fund Managers may not operate within such "safe harbor" and may, in some cases, be authorized to allocate transactions to brokers that provide services other than research and brokerage, including services that may be of benefit to the Portfolio Fund Managers and not the Master Fund. Some Portfolio Fund Managers with high rates of turnover may incur substantial brokerage expenses.

Portfolio Funds' Investment Strategies

      Many of the Portfolio Fund Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Fund Manager will have success in achieving any goal related to such practices. The Portfolio Fund Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

      The success of a Portfolio Fund Manager's trading activities will depend on, among other things, the Portfolio Fund Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by a Portfolio Fund Manager involve a high degree of uncertainty. No assurance can be given that the Portfolio Fund Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which a Portfolio Fund Manager may seek to invest, as well as other market factors, will reduce the scope for a Portfolio Fund Manager's investment strategies.

Limits of Risks Disclosure

      The above discussions and the discussions in the SAI relating to various risks associated with the Fund and the Interests, the Master Fund, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum, the SAI, and the Limited Liability Company Agreement of the Fund ("LLC Agreement") and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's and the Master Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

      In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

      No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Portfolio Fund will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.

                  MANAGEMENT OF THE FUND AND THE MASTER FUND

The Boards of Managers

      The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. The Master Fund Board, which will initially have the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund's members. A majority of each of the Board and Master Fund Board is and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act ("Independent Managers"). To the extent permitted by the Investment Company Act and other applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, service providers or, in the case of the Master Fund, the Adviser or Sub-Adviser. See "BOARDS OF MANAGERS AND OFFICERS" in the Fund's SAI for the identities of the Managers and executive officers of the Fund and the Master Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board and Master Fund Board.

The Adviser

      Brown Brothers Harriman & Co. (the "Adviser"), Private Bankers, a New York limited partnership established in 1818, serves as the investment adviser to the Master Fund. Brown Brothers Harriman & Co. has established a separately identifiable department ("SID") to provide investment advice to registered investment companies such as the Master Fund. The SID is registered with the SEC under the Advisers Act. Subject to the general supervision of the Master Fund Board, and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund and the selection of Portfolio Funds and Portfolio Account Managers with which the Master Fund invests its assets. The Adviser provides such services to the Master Fund pursuant to an investment management agreement with the Master Fund (the "Investment Management Agreement").

         The Adviser is the oldest and largest private bank in the United States. The firm's major business lines are commercial banking; investment management; corporate finance; and securities processing. In the United States, the firm has offices in New York, Boston, Philadelphia, Charlotte, Chicago, Dallas and Palm Beach. Overseas offices are located in Dublin, Grand Cayman, Hong Kong, London, Luxembourg, Tokyo and Zurich. The firm has approximately 3,600 employees and is owned by its 40 partners.


         The Adviser enjoys a unique position in the United States financial community, combining many of the professional capabilities of both investment and commercial banking organizations. The firm has no retail clients and confines its activities to a relatively small number of substantial individual and corporate relationships. The firm's unique combination of activities requires a staff with competency in many diverse areas and provides its clients with a source of experience and current thinking on most investment, tax and fiduciary issues. The Adviser has maintained its investment advisory business since the 1920s and today manages approximately US$50 billion in financial assets with an extensive staff of proprietary analysts and market strategists. Through its active presence in Hong Kong and Tokyo, the Adviser has a long history of operations in the Asian financial markets.


      The Adviser and its affiliates serve as investment advisers to other Portfolio Funds that have investment programs which are similar to the investment program of the Fund and the Master Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund and the Master Fund. See "CONFLICTS OF INTEREST."

Adviser Management Team

      The personnel of the Adviser who will initially have primary responsibility for management of the Master Fund are:

      Robert R. Gould joined the Adviser in 1981 and is now Partner in charge of the firm's global wealth management and alternative asset businesses. He is also a member of the firm's management and finance committees. Mr. Gould co-founded the Adviser's structured junior capital business and oversees all facets of managing the Adviser's private equity funds. Mr. Gould is a current or past director of numerous portfolio companies of private equity funds controlled by the Adviser's. Mr. Gould graduated from Yale University and received a Masters of Business Administration with honors from New York University Stern School of Business.

      John R. Hass joined the Adviser in 1987 and became a Managing Director of the firm in 2001. He has executive responsibility for product development, legal structure and business development of the Adviser's alternative products, including private equity fund-of-funds and hedge fund-of-funds. Prior to forming the Alternative Investments Group, Mr. Hass served as a portfolio manager for high net worth private clients and institutions in the firm's investment advisory department from 1987 to 1997. Prior to joining the Adviser's, Mr. Hass was Northeast Finance Director for the Republican National Committee. He received a B.A. degree from Princeton University in 1983.

      Mark W. Johnson joined the Adviser in 1988 and became a Managing Director of the firm in 2000. He is Investment Policy Coordinator for the Adviser's Alternative Investments Group. Prior to joining the Alternative Investment Group, he was a senior principal of the Adviser's proprietary 1818 Mezzanine investing business, including sourcing, executing and monitoring investments. Mr. Johnson is either a director or observer on the Board of Directors of DB Companies, Inc., Update, Inc. and KODA Distribution Group, Inc. Prior to joining The 1818 Mezzanine Funds in 2000, Mr. Johnson was responsible for the Adviser's Boston corporate finance and mergers and acquisitions activities. Since 1995, Mr. Johnson has been a member of the Boston commercial banking group's credit committee. Prior to joining the Adviser, Mr. Johnson was employed at Bankers Trust Company where he was involved in corporate finance, leveraged buyouts and other financial advisory transactions. Mr. Johnson received a B.A. degree, cum laude, from Amherst College.

      Susan C. Livingston joined the Adviser in 1985 and became a Partner of the firm in 1998. She is responsible for Relationship Management for the Asia-Pacific and Offshore region and is also the head of the Network Management department and Global Sales and Marketing Strategy. Prior to joining the Adviser, Ms. Livingston worked with Manufacturers Hanover Trust's International Division in New York, for the U.S. Department of Commerce and the U.S. Trade Representative's office in Washington, D.C. and Geneva, Switzerland. Ms. Livingston received a B.A. from Tufts University and an MA in Law and Diplomacy from the Fletcher School of Law and Diplomacy.

      John A. Nielsen joined the Adviser in 1968 and became a Partner of the firm in 1987. He is chairman of the firm's asset allocation committee and supervises the selection and monitoring of independent investment advisors used in conjunction with broad investment management mandates. He also supervises the bank's proprietary mutual funds and the services provided to its investment management clients domiciled outside of the United States. Mr. Nielsen was responsible for establishing the Adviser's office in Tokyo in 1983 and supervised it until 2004. Mr. Nielsen received a B.A. in history from Bucknell University in 1965 and an M.B.A. from Columbia University in 1968. He is a Chartered Financial Analyst.

      Lawrence Tucker joined the Adviser in 1966 and became a Partner of the firm in January 1979. He currently serves as a member of the Steering Committee of the firm's partnership. Mr. Tucker is responsible for the management of the 1818 Equity Funds and for all private equity investing activities of the Adviser. Mr. Tucker received a B.S. degree in engineering from Georgia Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Tucker serves as a Director of Xspedius Communication, Riverwood Holdings, Inc., National Healthcare Corporation, U.S. Uniwired, Inc. and VAALCO Energy Inc.

Principal  Executive  Officers of the Adviser  Associated  with the Fund

      David N. Drinkwater joined the Adviser in 2006 and is responsible for the finance and operations of the hedge fund products in the Alternative Investments Group. Prior to joining the Adviser, he was the CFO of ING Clarion Capital, a New York based registered investment adviser which manages hedge funds and mutual funds. Prior to that, he was a partner in the New York office of Arthur Andersen. He has a BSc. (Hons) in Chemical Engineering from Birmingham University, England and is a Chartered Accountant.

      Charles H. Schreiber joined the Adviser in 1999, is the Chief Financial Officer of the firm's mutual funds and serves as the Chief Financial Officer for the firm's Alternative Investment Group. He manages the financial, operational and administrative activities of the various private equity and hedge funds sponsored by the Adviser. Before joining the Adviser, Mr. Schreiber spent ten years in a variety of financial and administrative roles at J.P. Morgan. He received a B.S. degree in Accounting from Lehigh University in 1980.

Investment Management Agreement

      The Investment Management Agreement will become effective as of May 1, 2008, and will continue in effect for an initial two year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval. See "VOTING." The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Master Fund by either the Master Fund Board or the Adviser.

      The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund. The Sub-Adviser

      J.H. Whitney Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser" or "Whitney"), has been engaged by the Adviser and the Master Fund to serve as the Master Fund's Sub-Adviser. The Sub-Adviser will assist with the identification, evaluation and monitoring of the Portfolio Funds and the Portfolio Fund Managers. The Sub-Adviser is an investment adviser registered under the Investment Advisors Act of 1940, as amended.

      Whitney in the United States and Singapore has 31 employees and manages $1.3 billion in fund assets as of September 30, 2007. Whitney sponsors and controls five Asian-focused single strategy funds; these include two pan Asia healthcare-focused equity funds, two long/short Japanese equity funds and a Japanese deep value equity fund. Whitney also manages the J.H. Whitney Pan Asia Fund, a multi-strategy fund that pursues superior absolute returns in a diversified, actively risk-managed portfolio of absolute return funds operating across Asia.

      Whitney was formerly affiliated with J.H. Whitney & Co. ("JHW&Co."). JHW&Co. was founded in 1946 by John Hay Whitney as one of the first private equity firms in the United States. Over the years, the firm helped shape the development of the private equity industry while sponsoring hundreds of successful market-leading businesses. While private equity remained the foundation of its business, in the 1990s the firm expanded the scope of its business to other classes of alternative assets, including mezzanine debt and hedge funds. In 1996, JHW&Co. launched its first hedge fund with capital from the firm's principals, and in 2000 the first Asian-focused hedge fund was opened to outside investors. Whitney was formed in 2004 to further expand the hedge fund activities. As a result of the continued growth of the hedge fund area, JHW&Co.'s hedge fund and private equity fund operations developed into two distinct business enterprises with separate managements, and in December of 2006 these two businesses were separated and are now controlled and operated independently of each other. Whitney is the registered investment adviser for all of the hedge fund operations. JHW&Co.'s activities are now only in the areas of the private equity and mezzanine debt funds.

Sub-Adviser Management Team

      The Managing Members of Whitney are the following:

      John M.B. O'Connor is CEO of J.H. Whitney Investment Management, LLC. Previously, he was an Executive Partner of JP Morgan Partners, Chairman of JP Morgan Alternative Asset Management Inc. and JP Morgan Incubator Strategies, Inc. and a Managing Director of JP Morgan Chase. He was responsible for all proprietary and client hedge fund and hedge fund of funds activities of JP Morgan. Also, he was a member of the Risk Management Committee of JP Morgan Chase which is responsible for policy formulation and oversight of all Market and Credit Risk taking activities globally. He is an honors graduate of Tulane University, B.A. (economics) and a graduate of Columbia University Graduate School of Business, M.B.A.


      William Ng is the Senior Portfolio Manager and a Partner of J.H. Whitney Investment Management, LLC. Previously, he was President of Conservation Securities L.P., Holding Capital Group Inc.'s hedge fund of fund activities. In addition, he was a deal principal in Holding Capital Group Inc.'s LBO group and responsible for the group's Asia activities. Prior to joining Holding Capital in 1998, he was with Lehman Brothers' Media and Telecom Investment Banking Group. He has also held business development and engineering positions at Zygo Corporation. He is a graduate of the University of Rochester with a B.A. and a B.S. (Economics with Highest Distinction and Engineering with High Distinction) and a M.E. from Cornell University.


Sub-Advisory Agreement

      The Sub-Advisory Agreement will become effective as of May 1, 2008, and will continue in effect for an initial two year term. Thereafter, the Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval. See "VOTING." The Sub-Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Master Fund by either the Master Fund Board or the Adviser.

      The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Sub-Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Sub-Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, of the Sub-Adviser, or any partner, director, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund.

                            INVESTMENT MANAGEMENT FEE

      Through its investment in the Master Fund, the Fund will bear a proportionate share of the investment management fee ("Investment Management Fee") paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser a monthly Investment Management Fee equal to 0.09735% (1.125% on an annualized basis) of the Master Fund's net assets as of each month-end. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member's capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Investment Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. Pursuant to the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a portion of the Management Fee.

      A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Interests or Master Fund Interests, including brokers or dealers that may be affiliated with the Adviser, and any such payments will be exclusive of the direct sales charges paid by Members.

                                 ADMINISTRATION

     Each of the Fund and the Master Fund has retained the Administrator, J.D. Clark & Company, whose principal business address is 2425 South Lincoln Avenue, Ogden, Utah 84401, to provide administrative services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an "Administration Agreement", and together, the "Administration Agreements"). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund and the Master Fund, as applicable;
(1) maintaining a list of members and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the fund and tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the fund. The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

      In consideration for these services, the Fund will pay the Administrator a monthly administration fee equal to The Fund will pay the Administrator a quarterly fee administration fee equal to $4,500 (the "Fund Administration Fee"). In addition, the Master Fund will pay the Administrator a quarterly administration fee, payable in advance, equal to .012% on an annualized basis of the Master Fund's net assets up to $50 million, plus .010% on an annualized basis of the Master Fund's next $50 million of net assets plus .008% on an annualized basis of the Master Fund's next $50 million of net assets plus .005% of the Master Fund's net assets in excess of $200 million, all subject to an annual minimum of $60,000 (the "Master Fund Administration Fee", and together with the Fund Administration Fee, the "Administration Fees"). The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund's Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. The Administration Fees will be computed based on the net assets of the Fund or of the Master Fund, as applicable, as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. The Administrator will also be reimbursed by the Fund or the Master Fund, as applicable, for out-of-pocket expenses relating to services provided to such fund. The Administration Fees and the other terms of the Administration Agreements may change from time to time as may be agreed to by the applicable fund and the Administrator.

      Each Administration Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the fund that is a party thereto, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to such fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for such fund. Each Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the fund that is a party thereto of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, negligence or reckless disregard of its obligations to such fund.

                      INVESTOR AND FUND SERVICING AGENT

         The Adviser or one of its affiliates serves as the Fund's investor and Fund servicing agent (in such capacity, the "Investor and Fund Servicing Agent"). Pursuant to the terms of an Investor and Fund Servicing Agreement (the "Servicing Agreement") that has been approved by the Board, the Investor and Fund Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing the following services not required to be performed by the Administrator or other service providers engaged by the Fund: (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Member services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationary supplies and similar items; (4) assisting in communicating with Members and providing information about the Fund, Interests owned by Members, repurchase offers and other activities of the Fund; (5) assisting in enhancement of relations and communication between Members and the Fund; (6) handling Member inquiries and calls relating to administrative matters; (7) assisting in the maintenance of the Fund's records with respect to the Members; (8) assisting the Fund in providing or procuring accounting services for the Fund and Member capital accounts; (9) assisting in the administration of meetings of the Board and its committees and the Members; (10) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Members and the Fund, and the Fund and the Master Fund (or any successor thereto designated by the Fund); (11) assisting in arranging for, at the Fund's expense, the preparation of all required tax returns; (12) assisting in the periodic updating of the Fund's Confidential Private Placement Memorandum and statement of additional information, the preparation of proxy statements to Members, and the preparation of reports filed with regulatory authorities; (13) periodically reviewing the services performed by the Fund's service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (14) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund's custody, administration and escrow agreements; (15) providing information and assistance as requested in connection with the registration of the Fund's Interests in accordance with state securities requirements; (16) providing assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund's independent accountants; and (17) supervising other aspects of the Fund's operations and providing other administrative services to the Fund.


         In consideration for these services, the Fund will pay the Investor and Fund Servicing Agent a monthly investor and Fund servicing fee (the "Investor and Fund Servicing Fee"), equal to 1/12th of 0.75% of the Fund's net assets as of each month-end. The Investor and Fund Servicing Fee will be paid to the Investor and Fund Servicing Agent out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund.


         The Servicing Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investor and Fund Servicing Agent and any partner, director, officer or employee of the Investor and Fund Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investor and Fund Servicing Agent, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.


                                    CUSTODIAN

      Brown Brothers Harriman & Co. (in such capacity, the "Custodian") serves as the primary custodian of the assets of the Fund and the Master Fund, including the assets of the Master Fund managed by the Portfolio Account Managers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund, the Master Fund and the Portfolio Funds are not held by the Adviser or Portfolio Account Managers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.

                          FUND AND MASTER FUND EXPENSES

      Each of the Fund and the Master Fund will pay all of its expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The expenses of the Fund (whether borne directly, or indirectly through, and in proportion to, the Fund's interest in the Master Fund) include, but are not limited to, any fees and expenses in connection with the offering and issuance of Interests and Master Fund Interests; all fees and expenses directly related to portfolio transactions and positions for the Fund's and the Master Fund's account such as direct and indirect expenses associated with the Fund's and the Master Fund's investments, including the Master Fund's investments in Portfolio Funds, and enforcing the Fund's and the Master Fund's rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Investor and Fund Servicing Fee and the Administration Fees; brokerage commissions; interest and fees on any borrowings by the Fund and Master Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund and the Master Fund; all costs and charges for equipment or services used in communicating information regarding the Fund's or the Master Fund's transactions with any custodian or other agent engaged by the Fund or the Master Fund, as applicable; bank services fees; costs and expenses relating to any amendment of the LLC Agreement, the Master Fund LLC Agreement or other organizational documents of the Fund or the Master Fund; expenses of preparing, amending, printing, and distributing Memorandums and SAIs (and any supplements or amendments thereto), reports, notices, other communications to Members or the Master Fund's members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' or Master Fund members' meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board and Master Fund Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund or the Master Fund. The Fund or the Master Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

      "Extraordinary Expenses" means all expenses incurred by the Fund or Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under "ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT--Limitation of Liability; Indemnification"); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

      The Adviser and Sub-Adviser will bear all of their respective expenses and costs incurred in providing investment advisory and sub-advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Master Fund Board and officers of the Master Fund affiliated with the Adviser, and making available, without expense to the Master Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

      The Fund's expenses incurred and to be incurred in connection with the initial offering of Interests will be amortized by the Fund over the 60-month period beginning on the Initial Closing Date and are not expected to exceed $500,000. The Master Fund's expenses incurred and to be incurred in connection with the initial offering of Master Fund Interests will be amortized by the Master Fund over the 60-month period beginning on the Master Fund Initial Closing Date and are not expected to exceed $500,000. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Interests, and indirectly certain ongoing offering costs associated with any periodic offers of Master Fund Interests, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund, the Master Fund or the Members.

      The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund and the Master Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly, or indirectly through its investment in the Master Fund. As an indirect investor in the Portfolio Funds through its investment in the Master Fund, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

      The Fund's and the Master Fund's fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account.

      The Board believes that the aggregate expenses of the Fund and the Master Fund will not be materially greater than the expenses that the Fund would incur if the assets of the Fund were invested directly in Portfolio Funds.

                                     VOTING

      Each Member will have the right to cast a number of votes, based on the value of such Member's respective capital account, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

      The voting rights of members of the Master Fund will be substantially similar to those of the Members of the Fund. Whenever the Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Members and will vote its Master Fund Interest for or against such matters proportionately to the instructions to vote for or against such matters received from Members. In the event that the Fund does not receive voting instructions from Members, the portion of the Fund's Master Fund Interest allocable to such Members will be voted in the same proportions as the portion with respect to which it has received voting instructions.

                              CONFLICTS OF INTEREST

     The Fund may be subject to a number of actual and potential conflict of interests.

         As a major international investment firm, the Adviser conducts a broad range of banking, investment and related activities, including providing commercial banking and financial advisory services to buyers and sellers in connection with mergers and acquisitions, acting as broker in the purchase and sale of securities, and managing fixed-income and equity portfolios on behalf of clients through its money management operations. The Adviser, its partners and its affiliates also have long-term relationships with many corporations and institutions throughout the world. In the ordinary course of their businesses, the Adviser and its respective affiliates may engage in activities in which their interests or the interests of their clients may conflict with or be adverse to the interests of the Fund or a Portfolio Fund. In addition, such clients may utilize the services of the Adviser, the Trustee or their respective affiliates, for which they will pay customary fees and expenses which will not be shared with the Fund.


      Each of the Adviser, the Administrator, the Sub-Adviser and the Portfolio Fund Managers, and each of their respective employees or affiliates, may conduct any other business, including any business within the securities industry, and may act as general partner, managing member, investment manager or administrator for others, may manage funds or capital for others, may have, make and maintain investments in their own names or through other entities, may serve as a consultant, partner or stockholder of one or more Portfolio Funds, partnerships, securities firms or advisory firms and may act as a director, officer or employee of any corporation, a trustee of any trust, an executor or administrator of any estate or an administrative official of any other business entity. The Adviser, the Administrator, the Sub-Adviser or any of their respective employees or affiliates, or any entity or account managed by the Adviser, the Sub-Adviser or their affiliates, may establish or have agreements, arrangements, associations or other business relationships with the Portfolio Fund Managers, funds managed by the Portfolio Fund Managers or any other service provider that may provide services to the Fund or the Portfolio Funds or in respect of the Portfolio Funds or their brokers. Such activities may involve actual or apparent conflicts of interest between the Adviser, the Sub-Adviser, the Administrator and the Portfolio Fund Managers and their employees and affiliates, on one hand, and the Fund and the Master Fund, on the other. The Adviser will not be required to give the Fund, any Member or any member of the Master Fund preference with respect to any investment opportunity, and none of the Adviser, the Sub-Adviser, the Administrator or the Portfolio Fund Managers, or their employees or affiliates, will be required to refrain from any other activity or disgorge any profits from any such activity and will not be required to devote all or any particular part of its time and effort to the Fund, the Master Fund or their affairs.

Sub-Adviser Conflicts: The Sub-Adviser's activities in connection with investments proposed for and held by the Fund could, in certain circumstances, result in a conflict of interest as a result of additional compensation that would be paid to or earned by the Sub-Adviser, its affiliates, employees or principals. Such circumstances could include the following:

o Subject to applicable law, Whitney and its affiliates may engage in marketing activities, act as distributor and/or provide back-office support on behalf of unaffiliated hedge funds in which the Master Fund may invest.

o Subject to applicable law, Whitney, its affiliates, employees or principals may invest in the managers or management companies of Portfolio Funds in which the Master Fund may invest.

With respect to any conflicts of interest, including but not limited to conflicts that may arise out of such economic circumstances described above, the Adviser has entered into a Sub-Advisory Agreement requiring that the Sub-Adviser disclose in writing to the Adviser any such conflicts (i) that exist prior to making a recommendation for the Master Fund to invest in any Portfolio Fund, and
(ii) that arise with respect to any existing investment in a Portfolio Fund. The disclosure described in the preceding sentence must include the nature of the conflict of interest and the manner in which the Sub-Adviser intends to address such conflict of interest.

Portfolio Manager Conflicts: Certain conflicts may arise out of a portfolio manager's activities in connection with proposed investments on behalf of the Fund, including but not limited to the following:

o A Portfolio Fund Manager of a Portfolio Fund may determine that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment
      opportunity  at  the  same  time.  When  this  happens,   the
      Portfolio  Manager may aggregate,  place,  or allocate orders
      on  any  basis  that  the  Portfolio  Fund  Manager   elects.
      Decisions  in this  regard  are  necessarily  subjective  and
      there   is   no   requirement   that   the   Portfolio   Fund
      participates, or participates to the same extent as the other accounts, in all trades.

o Conflicts of interest may also arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers of the
      Portfolio Funds may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give
      advice  and   recommend   securities   to,  or  buy  or  sell
      securities for, a Portfolio Fund in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold
      for,  other   accounts  and  customers,   even  though  their
      investment objectives may be the same as, or similar to, those of any Portfolio Fund or the Fund.

      When a Portfolio Fund Manager of a Portfolio Fund determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may aggregate, place, or allocate orders on any basis that the Portfolio Fund Manager elects. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participates, or participates to the same extent as the other accounts, in all trades.

o     Situations  may occur  where the Fund  could be  disadvantaged
      because  of  the   investment   activities   conducted  by  a
      Portfolio  Fund  Manager  of a  Portfolio  Fund for its other accounts.  Such  situations  may be  based  on,  among  other
      things,   the  following:   (1)  legal  restrictions  on  the
      combined size of positions that may be taken for a Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund's position; (2) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

      The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through Portfolio Funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Fund or Master Fund. To reduce the possibility that the Fund or Master Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Master Fund, the Adviser and the Sub-Adviser have adopted codes of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund or the Master Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                             OUTSTANDING SECURITIES

      As of the date of this Memorandum there were no outstanding Interests in the Fund.

                            REPURCHASES OF INTERESTS

No Right of Redemption

      No Member (or other person holding an Interest or a portion of an Interest acquired from a Member) will have the right to require the Fund to redeem its Interest or any portion thereof. No public market exists for the Interests, and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Periodic Repurchases

      The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Interests from Members, including the Adviser and its affiliates, pursuant to written tenders by Members. However, because all or substantially all of the Fund's assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Interests unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

      The Adviser anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers beginning on July 1, 2009 and then on or about each January 1, April 1, July 1 and October 1. It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.

      The Master Fund will make repurchase offers, if any, to all of the Master Fund's members, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund's corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.

      Subject to the considerations described above, the aggregate value of Interests to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of the Fund's outstanding Interests. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interest tendered by each Member.

      As discussed above, in determining whether the Master Fund should offer to repurchase interests therein from its members pursuant to written requests, the Master Fund Board will consider the recommendation of the Adviser. The Master Fund Board or the Board also will consider the following factors, among others, in determining whether to repurchase Interests and the amount of interests therein to be repurchased:

o whether any members of the applicable fund have requested to tender interests in such fund or portions thereof to the fund;

o    the working capital requirements of the applicable fund;

o the relative economies of scale of the repurchase requests with respect to the size of the applicable fund;

o the past practice of the applicable fund in repurchasing interests in such fund;

o    the  condition  of the  securities  markets  and  the  economy
     generally,   as  well  as   political,   national   or
     international developments or current affairs;

o the anticipated tax consequences of any proposed repurchases of interests in the applicable fund; and

o in the case of the Master Fund Board, the Master Fund's investment plans, the liquidity of its assets (including fees and costs associated with withdrawing from Portfolio Funds and/or disposing of assets allocated to Portfolio Account Managers), and the availability of information as to the value of its interests in underlying Portfolio Funds.

Procedures for Repurchase of Interests

      Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Interests. The Master Fund is expected to employ substantially similar procedures in connection with the repurchase of Master Fund Interests.

      The Board will determine that the Fund will offer to repurchase Interests (or portions of Interests) pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Members. The amount due to any Member whose Interest (or portion thereof) is repurchased will be equal to the value of the Member's capital account (or portion thereof being repurchased) based on the Fund's net asset value as of the Valuation Date (as defined below), after reduction for all fees (including any Investment Management Fee, Investor and Fund Servicing Fee, Administration Fees, or Early Repurchase Fee (as defined below)), the Incentive Allocation, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest (or portion thereof) being repurchased. If the Board determines that the Fund will offer to repurchase Interests, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the "Expiration Date") will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

      Payment by the Fund upon a repurchase of Interests will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Interests except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Master Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Master Fund's members. Securities which are distributed in-kind in connection with a repurchase of Interests may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. See "CALCULATION OF NET ASSET VALUE; VALUATION."

      In light of liquidity constraints associated with the Master Fund's investments in Portfolio Funds and that the Master Fund may have to effect withdrawals from those Portfolio Funds to pay for Master Fund Interests being repurchased in order to fund the repurchase of Interests and due to other considerations applicable to the Fund and the Master Fund, the Fund expects to employ the following additional repurchase procedures:

o    The  value of  Interests  (or  portions  of  Interests)  being
     repurchased   will  be   determined   as  of  a  date, determined
     by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the "Valuation Date"), and any such repurchase will be effected as of the day after the Valuation Date (the "Repurchase Date"). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1.

o    As promptly as  practicable  after the  Expiration  Date,  the
     Fund will give to each Member whose Interest (or portion thereof) has been accepted for repurchase a promissory note
     (the "Promissory  Note") entitling the Member  to be  paid  an amount  equal  to the  value, determined as of the Valuation Date,
     of the repurchased   Interest  (or  portion   thereof).   The
     determination  of the  value  of  Interests  as of the Valuation
     Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which such Valuation Date occurred.

o    The Promissory  Note,  which will be non-interest  bearing and
     non-transferable,   is  expected   to  contain   terms providing
     for, among other things, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 95% of the estimated value of the repurchased Interest (or portion thereof), determined as of the Valuation Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the Initial Payment, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the "Master Fund Payment Date"). Similarly, when the Fund and other members of the Master Fund request the repurchase of a portion of their Master Fund
     Interests, the Master Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Master Fund has received at least 95% of the aggregate amount requested by it to be withdrawn from the Portfolio
     Funds in order to fund repurchases of Master Fund Interests.

o    The  second and final  payment  in  respect of the  Promissory
     Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation
     Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund and the Master Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

o Notwithstanding anything in the foregoing to the contrary, in the event that a Member has requested the repurchase of a portion of its Interest which would result in such Member continuing to hold at least 5% of the value of its Interest as of December
     31 of the fiscal year ending immediately prior to the fiscal year in which such request was made, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest by the Master
     Fund in order to fund the repurchase of Interests, such payment may be postponed until 10 business days after the applicable Master
     Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall decrease such Memeber's capital account balance by the amount of any overpayment, or increase such Member's capital account balance by the amount of any underpayment, as applicable, in each case as promptly as practicable following the completion of such audits and, if applicable, the making of a corresponding adjustment to the Fund's capital account balance in the Master Fund.

      The repurchase of Interests is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund's compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Interests, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine the value of its net assets, and other unusual circumstances.

      Each Member whose Interest (or portion thereof) has been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest (or portion thereof) until the Repurchase Date. Moreover, the capital account maintained in respect of a Member whose Interest (or portion thereof) has been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Member's capital account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

      Upon its acceptance of tendered Interests or portions of Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) the portion of the Fund's Master Fund Interest that the Fund has requested to have repurchased (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests and portions of Interests.

      Payments for repurchased Interests are expected to cause the Fund to request the repurchase of a portion of its Master Fund Interest which, in turn, may require the Master Fund to liquidate portfolio holdings in Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, but there can be no guarantee that it will be successful in doing so. The Fund and the Master Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund's or the Master Fund's, as applicable, operating expenses and impact the ability of the Fund and the Master Fund to achieve their investment objective.

      A 4% early repurchase fee (the "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of an Interest (or portion thereof) from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member's purchase of the Interest (or portion thereof). Partial Interests tendered for repurchase will be treated as having been repurchased on a "first in - first out" basis. Therefore, the portion of an Interest repurchased will be deemed to have been taken from the earliest capital contribution made by such Member (adjusted for subsequent net profits and net losses) until that capital contribution is decreased to zero, and then from each subsequent capital contribution made by such Member (adjusted for subsequent net profits and net losses) until such capital contribution is decreased to zero.

      Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Interests. However, the Master Fund is permitted to allocate to the Master Fund members, including the Fund, whose Master Fund Interests are repurchased, withdrawal or similar charges imposed by Portfolio Funds, if the Adviser determines to withdraw from one or more Portfolio Funds as a result of repurchase tenders by Master Fund members and such charges are imposed on the Master Fund. In the event that any such charges are allocated to the Fund by the Master Fund, the Fund may allocate such charges to the Members whose repurchase tenders resulted in the repurchase of a portion of the Master Fund Interest by the Fund that resulted in such charges.

      A Member who tenders some but not all of the Member's Interest for repurchase will be required to maintain a minimum capital account balance of $100,000. A repurchase request that would result in a Member having a capital account balance of less than $100,000 will be deemed a request for full repurchase. Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

      In the event that the Adviser, Sub-Adviser or any of their respective affiliates holds an Interest (or portion of an Interest) in its capacity as a Member, such Interest (or portion of an Interest) may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.

Mandatory Redemption by the Fund

      In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of an Interest of a Member (or portion thereof), or any person acquiring an Interest from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Interest by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Adviser, or may subject the Fund, the Master Fund or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest.

                             TRANSFERS OF INTERESTS

      No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Interests held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

      Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consider consenting to a transfer of an Interest (or portion of an Interest) unless the transfer is: (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

      Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "ELIGIBLE INVESTORS." Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of an Interest by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is less than $100,000. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

      Any transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Interest or a portion of the Interest so acquired, to transfer the Interest or a portion of the Interest in accordance with the terms of the LLC Agreement and to tender the Interest or a portion of the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.

      By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser, the Master Fund, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

      The Master Fund LLC Agreement has terms regarding transfers of Master Fund Interests by the Master Fund's members that are substantially similar to those described above.

                   CALCULATION OF NET ASSET VALUE; VALUATION

      Each of the Fund and the Master Fund will calculate its net asset value as of the close of business on the last business day of each calendar month and the last day of each accounting period (as defined under "CAPITAL ACCOUNTS AND ALLOCATIONS--Capital Accounts"). In determining its net asset value, each of the Fund and the Master Fund will value its investments as of such month-end or as of the end of such accounting period, as applicable. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the date the Fund's net asset value is calculated. Similarly, the net asset value of the Master Fund will equal the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

      Because the Fund intends to invest all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund's investments. The Valuation Committee will oversee the valuation of the Fund's investments on behalf of the Fund and the valuation of the Master Fund's investments on behalf of the Master Fund, including the Master Fund's investments in Portfolio Funds. See "BOARDS OF MANAGERS AND OFFICERS--Committees of the Boards of Managers--Valuation Committee" in the Fund's SAI.

      The Board and the Master Fund Board have approved procedures pursuant to which the Master Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end or as of the end of each accounting period, as applicable, ordinarily will be the value determined as of such date by each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from a Portfolio Fund if the Master Fund's interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that a Portfolio Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such Portfolio Fund based on the most recent final or estimated value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values are expected to reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

      Prior to the Master Fund investing in any Portfolio Fund, the Adviser or Sub-Adviser will conduct a due diligence review of the valuation methodologies utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Adviser reasonably believes to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Board and the Master Fund Board provide that the Valuation Committee will review the valuations provided by the Portfolio Fund Managers to the Portfolio Funds, none of the Valuation Committee, the Master Fund Board, the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

      The Master Fund's valuation procedures require the Adviser to consider all relevant information reasonably available at the time the Master Fund values its portfolio. The Adviser or Sub-Adviser and/or the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of the Master Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board and the Master Fund Board, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the net asset value as reported by the Portfolio Fund Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with U.S. generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

      The valuations reported by the Portfolio Fund Managers, upon which the Master Fund calculates its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund's Master Fund Interest, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests in the Fund repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Members under certain circumstances as described in "REPURCHASES OF INTERESTS--Periodic Repurchases" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves." As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund adversely affect the Master Fund's net asset value, and therefore the Fund's net asset value, the outstanding Interests may be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. See "GENERAL RISKS--The Fund's Net Asset Value is and in the Future Will Be Based Indirectly on Estimates of Valuations Provided to the Master Fund by Third Party Portfolio Fund Managers Which May Not Be Accurate or May Need to be Adjusted in the Future."

      The procedures approved by the Board and the Master Fund Board provide that, where deemed appropriate by the Valuation Committee and consistent with the Investment Company Act, investments in Portfolio Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund's investment will be revalued in a manner that the Valuation Committee, in accordance with procedures approved by the Board and the Master Fund Board, determines in good faith best reflects approximate market value. The Master Fund Board will be responsible for ensuring that the valuation procedures utilized by the Valuation Committee are fair to the Master Fund and consistent with applicable regulatory guidelines.

      To the extent the Fund or the Master Fund holds securities or other instruments that are not investments in Portfolio Funds, the Fund or the Master Fund, as applicable, will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the applicable valuation day or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the valuation procedures of the Fund and the Master Fund, which are in substance identical (the "Valuation Procedures").

      Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., FT Interactive Data Corp., Merrill Lynch, J.J. Kenny, Lehman, Muller Data Corp., Bloomberg, Reuters or Standard & Poor's). Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board and the Master Fund Board have determined to approximate fair value. All other instruments held by the Master Fund will be valued in accordance with the Valuation Procedures.

      If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser, the Board or the Master Fund Board, as applicable, and/or the Valuation Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

      Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund or the Master Fund is determined. When such events materially affect the values of securities held by the Fund or the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board or the Master Fund Board, as applicable.

      The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

      Expenses of the Master Fund, including the Investment Management Fee, are accrued on a monthly basis on the day net asset value of the Master Fund is calculated and taken into account for the purpose of determining such net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the day net asset value of the Fund is calculated and taken into account for the purpose of determining such net asset value.

      Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Master Fund and the Fund if the judgments of the Master Fund Board, the Board, the Valuation Committee, or the Portfolio Fund Managers regarding appropriate valuations should prove incorrect. Also, Portfolio Fund Managers will generally only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund, and therefore the net asset value of the Fund, more frequently.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

      The Fund will maintain a separate capital account on its books for each Member. Each Member's capital account will have an opening balance equal to the Member's initial contribution to the capital of the Fund, and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member, (ii) decreased for any payments upon repurchase or in redemption of all or a portion of the Member's Interest and for any distributions in respect of such Member, and (iii) increased or decreased by the Member's allocable share of the net profits or net losses of the Fund for each accounting period (as defined below). A Member's capital account will also be debited for any Incentive Allocation (discussed below) in respect of such Member and any other amounts debited against the Member's capital account as described below.

      Members' capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of the Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last day of each fiscal year of the Fund, (2) the last day of each calendar year of the Fund, (3) the last day of each taxable year of the Fund; (4) the day preceding the effective date on which a contribution of capital is made to the Fund; (5) the Valuation Date with respect to any repurchase of an Interest or portion of an Interest by the Fund, or the day preceding the effective date of any redemption of any Interest or portion of an Interest of any Member or the complete withdrawal by a Member; (6) the day preceding the day on which a substituted Member is admitted to the Fund; or (7) the effective date on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages (as defined below). In addition, the final accounting period shall end on the date the Fund dissolves. An "investment percentage" for each Member will be determined, as of the start of an accounting period, by dividing the balance of the Member's capital account (other than the Special Member Accounts) by the sum of the balances of the capital accounts (other than the Special Member Accounts) of all Members, as adjusted for any capital contributions and any repurchases of Interests as of the beginning of such accounting period.

      The Special Members hold non-voting Interests in the Fund in the Special Member Accounts solely for the purpose of receiving the Incentive Allocation with respect to the capital account of each Member, and no other allocations of net profits, net losses or other items (other than distributions) are made to or from such accounts. The Special Members may transfer their Interests therein to an affiliate without notice to the Members. See "--Incentive Allocation" below. The Adviser, the Sub-Adviser or their respective affiliates may also invest in the Fund from time to time in which case they will hold separate Interests as Members.

Allocation of Profit and Loss

      Net profits or net losses of the Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members in accordance with the Members' respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) during an accounting period, adjusted to exclude any changes in the net assets that are attributable to any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Incentive Allocation

      The Special Members will receive an incentive allocation ("Incentive Allocation"), charged to the capital account of each Member as of the last day of each allocation period (as defined below) with respect to such Member, of 10% of the Member's allocable share of the net profits of the Fund (taking into account any unrealized appreciation or depreciation of investments, but without giving effect to the Incentive Allocation and any item not charged ratably to all Members for the allocation period (as defined below)), if any, over the then balance of the Member's Loss Recovery Account (as defined below), appropriately adjusted for any partial repurchases or partial transfers of such Member's Interest. The Incentive Allocation will be credited equally to the Special Member Accounts of each of the Special Members.

      An Incentive Allocation will be charged only with respect to any net profits in excess of the positive balance of each Member's Loss Recovery Account. The Fund will maintain a memorandum account for each Member (each, a "Loss Recovery Account"), which has an initial balance of zero and is (1) increased after the close of each allocation period by the amount of the Member's allocable share of the net losses of the Fund for such allocation period, and (2) decreased (but not below zero) after the close of each allocation period by the amount of the Member's allocable share of the net profits of the Fund for such allocation period. Any positive balance in a Member's Loss Recovery Account will be reduced as the result of a repurchase or certain transfers with respect to the Member's Interest (or portion thereof) in the Fund in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer. A transferee of an Interest in the Fund will not succeed to all or any part of the transferor's Loss Recovery Account, provided that in the case of a transfer in which the transferee will have the same beneficial owner or beneficial owners as the transferor, the transferee will succeed to the Loss Recovery Account (or portion thereof) attributable to the Interest or portion thereof transferred.

      An "allocation period" as to each Member is a period commencing on the admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding allocation period with respect to the Member, and ending on the first to occur of (1) the last day of each calendar year of the Fund, (2) the date of a final distribution pursuant to a liquidation of the Fund, (3) the Valuation Date with respect to any repurchase of the Interest or a portion of the Interest of such Member, or the day preceding the effective date of any redemption of any Interest or portion of an Interest of any Member or the complete withdrawal by a Member, (4) the day preceding the day as of which the Fund admits as a substitute Member a person to whom the Interest or portion of the Interest of such Member has been transferred, or (5) the day as of which the status of a Special Member as such is terminated. Appropriate adjustments will be made to the calculation of the Incentive Allocation for extraordinary circumstances, including for example, if Interests are purchased, repurchased or redeemed intra-month.

      The allocation period with respect to a Member whose Interest in the Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of the Interest so repurchased or transferred, and only the net profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member's capital account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the allocation period then ending, and the Member's Loss Recovery Account shall not be adjusted for such Member's allocable share of the net losses of the Fund, if any, for the allocation period then ending that are attributable to the portion of the Interest so repurchased or transferred.

      After the close of an allocation period with respect to a Member, and subject to certain limitations, a Special Member may withdraw up to 100% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to its Special Member Account and debited from such Member's capital account with respect to such allocation period. The Fund will pay any balance, subject to audit adjustments, as promptly as practicable after the completion of the audit of the Fund's books. As promptly as practicable after the completion of the audit of the books of the Fund for the year in which allocations to the Special Member Accounts are made, the Fund shall allocate to the Special Member Accounts any additional amount of Incentive Allocation determined to be owed to the Special Members based on such audit, and the Special Member shall remit to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

Allocation of Special Items -- Certain Withholding Taxes and Other Expenditures

      Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member as of the close of the accounting period during which the Fund paid or incurred those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the Member's capital account as of the close of the accounting period, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

      Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on whose behalf the expenditures or items are paid or incurred or whose circumstances gave rise to such expenditures or items. These charges or items will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by the Fund.

Reserves

      Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.

      If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Interests or portions thereof) that was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior accounting periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

      Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member's capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.

      The Master Fund LLC Agreement has terms relating to reserves that are substantially similar to the foregoing.

                           CERTAIN TAX CONSIDERATIONS

      The following summary describes certain significant U.S. federal income tax consequences of owning Interests to investors that are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds an Interest as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws. In addition, this summary does not address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Interests.

      THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF INTERESTS.

      This summary is based on the Code as in effect on the date of this Memorandum, the U.S. Treasury Regulations promulgated thereunder (the "Treasury Regulations"), rulings of the U.S. Internal Revenue Service (the "Service"), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.

Partnership Status of Fund

      The Fund will receive an opinion of Drinker Biddle & Reath LLP, legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

      Under Section 7704 of the Code, a "publicly traded partnership" is generally taxable as a corporation for federal income tax purposes. A publicly traded partnership is any partnership the interests of which are traded on an established securities market or which are "readily tradable on a secondary market (or the substantial equivalent thereof)." Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market, if taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market. The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests, (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular, and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing. A plan of redemptions, such as the Fund's plan to repurchase Interests, whereby holders of interests in a partnership have readily available, regular, and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.

      Under the LLC Agreement, transfers of Interests by Members, other than repurchases by the Fund, are generally restricted to "private transfers" and other transfers that cannot cause the Fund to be a publicly traded partnership. The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans. The Fund's plan to offer to repurchase Interests on at most four days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Interests (or portion thereof being repurchased) as of the Valuation Date, is considerably more limiting than the timing and pricing delay provisions of the redemption plan safe harbor. However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Interests are transferred (exclusive of "private transfers") during that year. Because the Fund may offer to repurchase more than 10% of the value of the Interests in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.

      Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Interests in the Fund are publicly traded under a facts and circumstances analysis, and the Fund's transfer restrictions and restricted redemption rights make the position of the Interest holders very different from the economic position that they would have been in if the Interests were traded on a securities market. Based on the foregoing and other relevant considerations, the Fund will receive an opinion, that under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.

      However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership and the opinion of counsel described above will not be binding on the Service or the courts. If it were determined that the Fund was a publicly traded partnership taxable as a corporation, the taxable income of the Fund from and after the time it became a publicly traded partnership would be subject to corporate federal income tax (as well as state and local taxes) when recognized by the Fund. Moreover, distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the Fund's current or accumulated earnings and profits; and Members would not be entitled to report profits or losses recognized by the Fund.

Status of the Master Fund and of Portfolio Funds

      The Master Fund will receive an opinion of counsel that, for federal income tax purposes, the Master Fund will be treated as a partnership and not as an association taxable as a corporation, and that based on a "facts and circumstances" analysis, similar to that set forth above for the Fund, the Master Fund will not be treated as a publicly traded partnership taxable as a corporation.

      The Master Fund generally intends to invest in Portfolio Funds that are treated as partnerships. However, the Master Fund may invest from time to time in Portfolio Funds that are treated as corporations.

Taxation of the Fund, Master Fund and Portfolio Funds

      The Fund, the Master Fund and the entities in which the Master Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the Service, which will report the results of partnership operations. The Fund's items of income, gain, loss, deduction and credit will include the Fund's allocable share of the items of income, gain, loss, deduction and credit of the Master Fund and the partnership investments of the Master Fund. References below to positions held or transactions effected by the Fund include the Fund's allocable interest in positions held and transactions effected by the Master Fund (including through managed accounts of Portfolio Account Managers) and the partnerships in which the Master Fund invests.

      Portfolio Funds that are classified as corporations for federal income tax purposes and are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income. In general, the Master Fund will recognize taxable gain or loss when it disposes of stock in such a corporate Portfolio Fund. Moreover, such a corporate Portfolio Fund will likely be treated as a "passive foreign investment company," in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the Portfolio Fund, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held. The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of the corporate Portfolio Fund's income and gain annually. The Master Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that, if available the Master Fund will make such election.

Taxation of Members

      Each Member will be required to report on the Member's federal income tax return the Member's allocable share of each item of the Fund's income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member's taxable year. See "--Allocations of Income, Gain, Loss and Deduction" below. Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly. Members must report and pay taxes on these items regardless of the extent to which, or whether, the Members receive cash distributions from the Fund. Moreover, investments in certain securities, such as original issue discount obligations, market discount obligations, Section 1256 Contracts (as defined below), preferred stock with redemption or repayment premiums, or stock of certain types of foreign corporations, such as a "controlled foreign corporation" or "passive foreign investment company," could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution. See "--Tax Treatment of Fund Investments--In General" and "--Tax Treatment of Fund Investments--'Phantom Income' from Investments" below. An investment in a "passive foreign investment company" could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on income and gain that is treated as having been deferred. In addition, because the net profits or net losses of the Fund that are allocated to a Member's capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member's share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member's capital account for that year.

      For the reasons described above and because, among other things, the Fund is not generally obligated, and does not intend, to make distributions. Members may recognize substantial amounts of taxable income in each year, the taxes on which are substantially in excess of any distributions from the Fund.

      Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Portfolio Funds. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

      The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items. The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the Members. In certain cases, it is possible that the election would have an adverse effect on the Members.

Tax-Exempt Investors

      Because the Fund, the Master Fund and the Portfolio Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable as unrelated business taxable income ("UBTI") to tax-exempt investors who invest directly in the Fund, or indirectly through a partnership or other pass-through entity. In addition, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund may result in UBTI even if those investments are not debt financed.

      An individual retirement account may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI. To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number. The Fund is not designed for investment by charitable remainder trusts ("CRTs") and, therefore, an investment in the Fund will not be appropriate for CRTs. A title-holding company will not be exempt from tax if it has certain types of UBTI, and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI. Additional tax considerations may also be applicable to private foundations and private operating foundations.

      Prospective investors that are individual retirement accounts, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions to a Withdrawing Member

In General

      Subject to Section 751 of the Code (as discussed below), distributions to a Member by the Fund, other than in liquidation of the Member's Interest in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member's adjusted tax basis for the Member's Interest in the Fund. Any such gain recognized will generally be treated as capital gain.

      On the complete liquidation of a Member's Interest in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the Member's Interest in the Fund. If a Member receives cash and other property, or only other property, the Member will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of the Member's Interest in the Fund. Any gain or loss recognized will generally be treated as capital gain or loss.

      Under Section 751 of the Code, if a Member withdraws any amount of the Member's capital account, a portion of the cash or other property received in the withdrawal will generally be considered received in exchange for the Member's allocable share of the "unrealized receivables" (as defined under Section 751(c) of the Code) of the Fund, and the Member will generally recognize ordinary income equal to the amount of that share. For these purposes, accrued but untaxed market discount, if any, on debt securities held by the Fund will be treated as an unrealized receivable.

      The LLC Agreement provides that the Fund may, in its sole discretion, specially allocate items of Fund income and gain or loss and deduction (including short-term capital gain or loss) for a taxable year to a Member who has fully withdrawn the Member's Interest in the taxable year or who will fully withdraw the Interest as of the first day of the next taxable year, to the extent the Member's book capital account differs from the adjusted tax basis of the Member's Interest at the time of the withdrawal, in the Fund's sole discretion, without taking into account any adjustment to the tax basis of the Interest resulting from any transfer prior to such withdrawal. Such a special allocation is intended to equalize a completely withdrawing Member's economic and tax basis in the Member's Interest, and may result in the Member recognizing additional income and gain or loss and deduction (including short-term capital gain or loss) in the Member's last taxable year in the Fund, or the taxable year immediately preceding the Member's last taxable year in the Fund, in the case of a Member who withdraws as of the first day of a taxable year, thereby reducing the amount of capital gain or capital loss recognized by the Member on such withdrawal.

Distributions of Property

      A partner's receipt of a distribution of property from a partnership is generally not taxable. Under Section 731 of the Code, however, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of Section 731(c) of the Code. The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming that the Fund so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Allocations of Income, Gain, Loss, Deduction and Credit

      Under the LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member's capital account for the current and prior taxable years.

      As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a Member who has fully withdrawn the Member's Interest in the taxable year or who will fully withdraw the Interest as of the first day of the next taxable year to the extent the Member's book capital account differs from the adjusted tax basis of the Member's Interest at the time of the redemption. The Fund may also, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction (consisting of a pro rata portion of each such item, to the extent possible) to the Special Member, if it withdraws any amount from its Special Member Account, to the extent the Special Member would recognize gain or loss on the withdrawal. If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing Member, the Fund's taxable income and gain allocable to the remaining Members will be increased. There can be no assurance that, if the Fund makes such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's items of income and gain or loss and deduction, as the case may be, allocable to the remaining Members will be increased. If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing Member, the Fund's income and gain allocable to the remaining Members will be increased.

Tax Treatment of Fund Investments

In General

      Subject to the treatment of certain transactions and the mark-to-market election described below, the Fund expects that its gains and losses from securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position was held and, in some cases, upon the nature of the transaction. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain futures contracts, certain foreign currency forward contracts and certain option contracts may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

      In view of the flexibility afforded to the Fund, turnover of the Fund's investments may be greater than that of other similar investment vehicles. As a consequence, the Members may recognize greater amounts of gains in any given taxable year which, in the case of non-corporate Members, may constitute short-term capital gains subject to tax at ordinary income tax rates. Moreover, the Fund may make investments through the use of derivative contracts such as swaps that may involve payments that would give rise to ordinary income or expense rather than be taken into account in computing gains and losses. In respect of any such expenses, see "--Deductibility of Fund Investment Expenditures" below.

      Additionally, the Fund will recognize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund will be required to include amounts in taxable income on a current basis even though receipt of such amounts occurred in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of a market discount obligation, the Fund generally will be required to treat gain recognized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund or, alternatively, if a certain election is made, market discount generally will be included in income currently, as interest income, as the market discount accrues during such period. The Fund may recognize ordinary income or loss with respect to the Fund's investments in partnerships engaged in a trade or business. Gain and loss on foreign currencies, and on debt instruments, receivables and liabilities that are denominated in a foreign currency and that result from fluctuations in exchange rates, will also generally constitute ordinary income and loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income. Under Section 1256 of the Code, certain futures contracts, certain foreign currency forward contracts and certain option contracts (collectively, "Section 1256 Contracts") must be marked to market annually, and any gain or loss thereon, generally, is characterized as short-term capital gain or loss to the extent of 40% thereof and as long-term capital gain or loss to the extent of 60% thereof.

"Phantom Income" from Investments

      Pursuant to various "anti-deferral" provisions of the Code (the "controlled foreign corporation" and "passive foreign investment company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize income and gain prior to the Fund's receipt of distributable proceeds, (ii) pay a deferred tax and interest charge on income and gain that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Mark-to-Market Accounting Election

      Each of the Fund, the Master Fund and the Portfolio Funds generally may, in its sole discretion, elect for federal income tax purposes to use the mark-to-market accounting method for the securities and commodities, if any, that the fund holds as a trader. Under the mark-to-market accounting method, an electing fund will mark the value of each of these securities and commodities to its fair market value at the end of each taxable year and will recognize gain or loss as if the fund had sold each of these securities and commodities for an amount equal to its fair market value at that time. Moreover, gain or loss recognized by an electing fund as a result of marking to market these securities and commodities, as well as a result of any dispositions of these securities and commodities, will be treated as ordinary income or loss, rather than capital gain or loss.

Deductibility of Fund Investment Expenditures

      Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner's allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer's adjusted gross income. Moreover, expenses that are miscellaneous itemized deductions are not deductible by a noncorporate taxpayer in calculating alternative minimum tax liability. The preceding limitations on deductibility do not apply to deductions attributable to a trade or business. The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

      At the end of each taxable year, the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions. The Adviser, in the case of the Master Fund, and the manager or other authorized person, in the case of each Portfolio Fund classified as a partnership for federal income tax purposes, will make this determination for the applicable entity. There can be no assurance that the Service will agree with these determinations.

      Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, including amounts paid in respect of certain swaps and other derivative contracts, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized. Moreover, syndication expenses of the Fund (consisting of expenses attributable to the sales of Interests), which are required to be capitalized for U.S. federal income tax purposes, are not amortizable for tax purposes.

      No deduction is allowed for any sales charge paid by a Member to acquire an Interest; instead, any such fees will be included in the Member's adjusted tax basis for the Interest.

      Under Section 163(d) of the Code, "investment interest" expense of a noncorporate taxpayer (including a partner's allocable share of any such expense incurred by a partnership) is deductible only to the extent of the taxpayer's "net investment income" (including a partner's allocable share of any net investment income of a partnership). For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates. Interest expense incurred by the Fund should constitute "investment interest" and accordingly may be subject to the foregoing limitation.

Losses

      A Member may deduct the Member's allocable share of the Fund's losses only to the extent of the adjusted tax basis of the Member's Interest in the Fund. Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

Application of Rules for Income and Losses from Passive Activities

      The Code limits the deductibility of losses from a "passive activity" against income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Income or loss from securities and commodities trading (including trading in foreign currencies) or investing activity generally will not constitute income or loss from a passive activity. Therefore, passive activity losses from other sources generally will not be deductible against a Member's share of such income and gain.

Tax Elections; Returns; Audits

      The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership Interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. A partnership, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, neither the Fund nor the Master Fund currently intends to make a Section 754 election. As a result of recently enacted legislation, however, downward basis adjustments of this sort are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances. The Fund and the Master Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments.

      Each partnership decides how to report the tax items on its information returns, and all partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the federal income tax returns of the Master Fund are audited by the Service, the tax treatment of the Master Fund's income and deductions generally will be determined at the Master Fund level in a single proceeding rather than by individual audits of the Members. The Adviser, who is designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner will generally have the authority to extend the statute of limitations relating to all Members' tax liabilities with respect to Master Fund and Fund items and to bind certain Members to settlement agreements unless those Members notify the Service to the contrary.

Tax Return Disclosure and Investor List Requirements

      Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a "reportable transaction." A transaction will be a "reportable transaction" if it is described in any of several categories of transactions, which include transactions that result in the incurrence of a loss or losses exceeding certain thresholds, that result in the existence of significant book-tax differences or that, in certain circumstances, are offered under conditions of confidentiality. The Service has issued Revenue Procedures that may exempt many of the Fund's transactions from the loss and book-tax difference categories of reportable transactions. Nevertheless, Members may have disclosure obligations with respect to their indirect participation in reportable transactions through their investment in the Fund, particularly in respect of losses on certain foreign currency transactions. The Fund shall use reasonable efforts to provide any information needed by a Member to satisfy such disclosure obligations. In addition, a Member may have disclosure obligations with respect to its Interest in the Fund if the Member engages in a reportable transaction with respect to its Interest in the Fund. Members should consult with their own tax advisors concerning such possible disclosure obligations. Moreover, Members should be aware that if the Fund engages in any "reportable transactions," the Fund itself would be obligated to disclose these transactions to the Service, and the Fund's advisers might be required to also disclose these transactions to the Service and to provide a list of investors to the Service if the Service so requests. Recently enacted legislation imposes significant penalties for failure to comply with these disclosure requirements.

State and Local Taxes

      Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund. In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund, the Master Fund or the Portfolio Funds that are treated as partnerships operate. The Fund may be required to withhold state and local taxes on behalf of the Members. Any amount withheld generally will be treated as a distribution to each particular Member. However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions. Further, the Fund, the Master Fund and the Portfolio Funds may be subject to state and/or local taxes.

Foreign Taxation

      In general, the manner in which the Fund and its income will be subject to taxation in the various countries in which the Fund conducts investment activities will depend on whether the Fund is treated as having a trade or business in the particular country. Although the Fund will endeavor, to the extent consistent with achieving its management and investment objectives, to minimize the risk that it is treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard.

      It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by those countries. In addition, the Fund may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities and other instruments. Tax treaties between certain countries and the United States, if applicable, may reduce or eliminate such taxes. In many such circumstances, however, it may not be administratively feasible to claim such benefits, and the Board will have sole discretion as to whether the Fund will apply for benefits on behalf of itself or the Members under any tax treaty. It is impossible to predict in advance the rate of foreign tax the Fund will pay, because the amount of the Fund's assets to be invested in various countries, and the ability of the Fund to reduce such taxes, is not known.

      The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes.

      THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.

                              ERISA CONSIDERATIONS

      The U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans to which ERISA applies, certain other plans (such as individual retirement accounts and Keogh plans) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, "Plans") and those persons who are fiduciaries with respect to such Plans. In accordance with ERISA's general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "CERTAIN TAX CONSIDERATIONS."

      Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans' investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund or Master Fund, and, as a result, one or more of such entities may be deemed to be a "party in interest" or "disqualified person" with respect to (including a fiduciary of) any such prospective Plan investor.

      Because the Fund and Master Fund will each be registered as an investment company under the Investment Company Act, the assets of the Fund and Master Fund will not be deemed to constitute Plan assets.

      Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

      THE FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, THE SUB-ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

      BY ITS PURCHASE OF THE INTERESTS BY A PLAN, EACH OF THE PLAN INTEREST HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN INTEREST HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER THE ADVISER, THE SUB-ADVISER NOR ANY OF THEIR AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY THE ADVISER, THE SUB-ADVISER OR ANY OF THEIR AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN INTEREST HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE INTEREST WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

                               ELIGIBLE INVESTORS

      Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes, an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. A natural person must generally have a net worth of $1,500,000, or $1,000,000 and have at least $750,000 of his or her assets under the investment management of the Adviser or its affiliates, and a company must generally have total assets in excess of $5,000,000. Investors who meet such qualifications are referred to in this Memorandum as "Eligible Investors." The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Members who wish to request to purchase additional Interests will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to the additional purchase. An investment in the Fund is not appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

                              PURCHASING INTERESTS

Purchase Terms

      The minimum initial investment in the Fund by any investor is $100,000, and the minimum additional investment in the Fund by any investor is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

      Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Interests at any time, including, without limitation, in the event that the Master Fund has suspended or terminated offerings of Master Fund Interests.

      Except as otherwise permitted by the Board, initial and subsequent purchases of Interests will be payable in cash. Each initial or subsequent purchase of Interests will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed investor certification before the acceptance date set by the Fund. The Fund reserves the right, in its sole discretion, to reject any subscription to purchase Interests in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.

      Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with Brown Brothers Harriman & Co., the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor.

      ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT

      An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Memorandum. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement. In addition, except as indicated below, the Master Fund LLC Agreement generally contains provisions that are substantially similar to the provisions described herein.

Members; Additional Classes of Interests

      Persons who purchase Interests will be Members of the Fund. The Adviser and Sub-Adviser will also be Special Members of the Fund. In that regard, the Fund has established Special Member Accounts for the purpose of permitting the Special Members to receive the Incentive Allocation. The Special Members may also invest in the Fund as Members through separate capital accounts.

      In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Interests offered in this Memorandum.

Liability of Members

      Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of an Interest, in accordance with the LLC Agreement in certain circumstances. See "REPURCHASES OF INTERESTS--Periodic Repurchases" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves."

Limitation of Liability; Indemnification

      The LLC Agreement provides that the members and former members of the Board, officers and former officers of the Fund, the Adviser and Sub-Adviser (as well as certain of their affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board, officers and former officers of the Fund, the Adviser and Sub-Adviser (as well as certain of their affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, the Adviser and Sub-Adviser, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Power of Attorney

      In subscribing for an Interest, a Member will appoint the Adviser as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the subscription documents, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Fund for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, the power of attorney given by the transferor will terminate.

Amendment of the LLC Agreement

      The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Interest repurchased by the Fund.

Term, Dissolution, and Liquidation

      The Fund shall be dissolved:

      (1) upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; or

      (2)  as required by operation of law.

      Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS."

      Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund's assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members (including the Special Members) proportionately in accordance with the balances in their respective capital accounts (including the Special Member Accounts). Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

      The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

                               REPORTS TO MEMBERS

      Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from Portfolio Funds by the Master Fund. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

      The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund's operations each quarter.

                                   FISCAL YEAR

      The Fund's fiscal year is the 12-month period ending on March 31. The Fund's taxable year is the 12-month period ending on December 31.

                          ACCOUNTANTS AND LEGAL COUNSEL

      The Board has selected [_________] as the independent public accountants of the Fund. [___________] also serves as the independent public accountants of the Master Fund. [__________] principal business address is located at [_____________].

      Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Independent Managers (of the Fund and the Master Fund) and the Master Fund.

                                    INQUIRIES

      Inquires concerning the Fund and the Interests (including procedures for purchasing Interests) should be directed to:

      BBH Asian Opportunity Registered Fund, LLC, 140 Broadway, New York, NY 10005 attn: Amy Kirkpatrick.

                                  A-1
                               APPENDIX A


                                  BBH
                  ASIAN OPPORTUNITY REGISTERED FUND, LLC

                   LIMITED LIABILITY COMPANY AGREEMENT

           THIS LIMITED LIABILITY COMPANY AGREEMENT of BBH Asian Opportunity Registered Fund, LLC (the "Fund") is dated and effective as of ______________, 2008 by and among Brown Brothers Harriman & Co. as the Organizational Member and a Special Member, J.H. Whitney Investment Management, LLC as a Special Member, each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                          W I T N E S S E T H :

           WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of April 9, 2008 and filed with the Secretary of State of the State of Delaware on April 9, 2008;

           NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                              ARTICLE  I

                             DEFINITIONS

           For purposes of this Agreement:

           Section 1.1 "Accounting Period" means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following: (i) the last day of each Fiscal Year; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of an Interest or portion thereof by the Fund, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (v) the day preceding the day on which a substituted Member is admitted to the Fund; or
(vi) the effective date on which any amount is credited to or debited from the Capital Account of any Member other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective Investment Percentages. The Fund's final Accounting Period shall end on the effective date of the dissolution of the Fund.

          Section 1.2 "Administration Agreement" means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

          Section 1.3 "Administration Fee" means the fee paid to the Administrator for its services out of the Fund's assets.

          Section 1.4 "Administrator" means J.D. Clark & Company or any person who may hereafter, directly or indirectly, succeed or replace J.D. Clark & Company as the administrator of the Fund.

          Section 1.5 "Advisers Act" means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

          Section 1.6 "Affiliate" means "affiliated person" as such term is defined in the Investment Company Act.

          Section 1.7 "Agreement" means this Limited Liability Company Agreement, as amended or restated from time to time.

          Section 1.8 "Allocation Period" means, as to each Member, the period commencing on the admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending on the first to occur of the following: (i) the last day of each Fiscal Year; (ii) the date of a final distribution pursuant to Section 6.2 hereof; (iii) the Valuation Date with respect to any repurchase of the Interest or a portion thereof of such Member, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (iv) the day preceding the day as of which the Fund admits as a substituted Member a person to whom the Interest or a portion thereof of such Member has been Transferred; or (v) the day as of which the status of a Special Member is terminated pursuant to Section 4.1 hereof.

          Section  1.9 "BBH" means Brown Brothers Harriman & Co.
                 ---

          Section 1.10 "Board of Managers" means the Board of Managers established pursuant to Section 2.6 hereof.

          Section 1.11 "Capital Account" means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to
Section 5.3 hereof.

          Section 1.12 "Capital Contribution" means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

          Section 1.13 "Certificate" means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

          Section 1.14 "Code" means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

          Section 1.15 "Confidential Information" shall have the meaning set forth in Section 8.11.

          Section 1.16 "Delaware Act" means the Delaware Limited
Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

          Section 1.17 "Early Repurchase Fee" shall have the meaning set forth in Section 4.6.

          Section 1.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          Section 1.19 "Expiration Date" means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

          Section 1.20 "Extraordinary Expenses" means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund's rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

          Section 1.21 "Final Payment" shall have the meaning set forth in
Section 4.6.

          Section 1.22 "Fiscal Year" means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

          Section 1.23 "Form N-2" means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          Section 1.24 "Fund" means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

          Section 1.25 "Incentive Allocation" means, with respect to any Member (other than a Special Member) for any Allocation Period, 10% of the Member's allocable share of the Net Profits of the Fund (taking into account any unrealized appreciation or depreciation of investments, but without giving effect to the Incentive Allocation and any item not charged ratably to all Members) for the Allocation Period, if any, over the then balance of the Member's Loss Recovery Account, appropriately adjusted for any partial repurchases or partial transfers of such Member's Interest.

          Section 1.26 "Independent Managers" means those Managers who are not "interested persons" of the Fund as such term is defined in the Investment Company Act.

          Section 1.27 "Initial Closing Date" means the first date on or as of which a Member other than the Organizational Member or a Special Member is admitted to the Fund.

          Section 1.28 "Initial Payment" shall have the meaning set forth in
Section 4.6.

          Section 1.29 "Interest" means the entire ownership interest in the Fund at any particular time of a Member or a Special Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section
4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

          Section 1.30 "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          Section 1.31 "Investment Management Agreement" means the investment management agreement entered into between the Master Fund and the investment adviser of the Master Fund, as amended or restated from time to time.

          Section 1.32 "Investment Percentage" means a percentage established for each Member (other than a Special Member) on the Fund's books as of the start of an Accounting Period, determined by dividing the balance of such Member's Capital Account as of the start of such Accounting Period by the sum of the balances of all Capital Accounts (other than the Special Member Accounts) of all Members as of the start of such Accounting Period, as adjusted for any Capital Contributions and any repurchases of Interests as of the start of such Accounting Period.

          Section 1.33 "Investor and Fund Servicing Agent" means BBH, or any person who may hereafter directly or indirectly succeed or replace BBH as the investor and Fund servicing agent of the Fund.

          Section 1.34 "Investor and Fund Servicing Agreement" means the investor and Fund servicing agreement entered into between the Investor and Fund Servicing Agent and the Fund, as amended or restated from time to time.

          Section 1.35 "Investor and Fund Servicing Fee" means the fee paid to the Investor and Fund Servicing Agent out of the Fund's assets.

          Section 1.36 "Losses" shall have the meaning set forth in Section 3.7.

          Section 1.37 "Loss Recovery Account" means a memorandum account to be maintained by the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows: (i) the account shall be increased after the close of each Allocation Period by the amount of the Member's allocable share of the Net Losses of the Fund for such Allocation Period; and (ii) the account shall be decreased (but not below zero) after the close of each Allocation Period by the amount of the Member's allocable share of the Net Profits of the Fund for such Allocation Period. Any positive balance of the Loss Recovery Account shall be reduced as the result of a repurchase or Transfer with respect to the Member's Interest or portion thereof in the Fund in proportion to the reduction of the Member's Capital Account attributable to the repurchase or Transfer. A transferee of an Interest shall not succeed to all or any portion of the transferor's Loss Recovery Account, provided that in the case of a Transfer in which the transferee shall have the same beneficial owner or beneficial owners as the transferor, the transferee shall succeed to the Loss Recovery Account (or portion thereof) attributable to the Interest or portion thereof transferred.

          Section 1.38 "Manager" means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

          Section 1.39 "Master Fund" means BBH Asian Opportunity Registered Master Fund, LLC, or any other investment fund in which, upon approval by the Board of Managers and any necessary approval of the Members pursuant to the Investment Company Act, the Fund invests all or substantially all of its assets.

          Section 1.40 "Member" means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

          Section 1.41 "Net Assets" means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

          Section 1.42 "Net Profit" or "Net Loss" means the amount by which the Net Assets on the last day of an Accounting Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Accounting Period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses), such amount to be adjusted to exclude any changes in the Net Assets that are attributable to any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the Members' respective Investment Percentages.

          Section 1.43 "Organizational Expenses" means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Interests.

          Section 1.44 "Organizational Member" means BBH.

          Section 1.45 "Person" or "person" means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          Section 1.46 "Portfolio Account Manager" means those Portfolio Fund Managers for which a separate investment vehicle has been created in which the Portfolio Fund Manager serves as general partner or managing member or in a similar capacity and the Fund is the sole limited partner or the only other member or has a similar interest, and those Portfolio Fund Managers who manage the Fund's assets directly or through a separate managed account.

          Section 1.47 "Portfolio Fund" means a pooled investment vehicle or registered investment company that is advised by a Portfolio Fund Manager or Portfolio Account Manager.

          Section 1.48 "Portfolio Fund Manager" means a portfolio manager to which the Fund deploys some or all of its assets either directly or indirectly through a Portfolio Fund that such portfolio manager manages.

          Section 1.49 "Portfolio Fund Payment Date" shall have the meaning set forth in Section 4.6.

          Section 1.50 "Promissory Note" shall have the meaning set forth in
Section 4.6.

          Section 1.51 "Repurchase Date" means the day after the Valuation Date.

          Section 1.52 "Securities" means securities (including, without limitation, equities, debt obligations, options, other "securities" as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

          Section 1.53 "Securities Transactions" shall have the meaning set forth in Section 2.5.

          Section 1.54 "Special Member" means BBH, Whitney, or any of their respective Affiliates which shall be designated as a successor in such capacity.

          Section 1.55 "Special Member Account" means a Capital Account established and maintained on behalf of a Special Member, solely for the purpose of being allocated the Incentive Allocation, pursuant to Section 5.3(e) hereof, to which amounts are credited under Section 5.7(a) hereof.

          Section 1.56 "Sub-advisory Agreement" means the subadvisory agreement entered into by and among the Master Fund, the investment adviser of the Master Fund and the sub-adviser of the Master Fund, as amended or restated from time to time.

          Section 1.57 "Transfer" means the assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest; verbs, adverbs or adjectives such as "Transfers," "Transferred" and "Transferring" shall have correlative meanings.

          Section 1.58 "Valuation Date" means the date on which the value of Interests being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date.

          Section  1.59   "Whitney"  shall  mean  J.H.   Whitney   Investment
Management, LLC.

                                ARTICLE  II

            ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

          Section 2.1 Formation of Limited Liability Company. The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          Section 2.2 Name. The name of the Fund shall be "BBH Asian
Opportunity Registered Fund, LLC" or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

          Section 2.3 Principal and Registered Office. The Fund shall have its principal office at 140 Broadway, New York, NY 10005, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, Delaware 19801, and shall have the Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

          Section 2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

          Section 2.5 Business of the Fund.

(a) The business of the Fund is (i) to invest all or substantially all of its assets in the Master Fund, which, directly or through the purchase of interests in Portfolio Funds, purchases, sells (including short sales), invests and trades in Securities (collectively, "Securities Transactions"), (ii) upon approval by the Board of Managers and subject to any necessary approval of the Members pursuant to the Investment Company Act, to purchase interests in Portfolio Funds directly or engage in Securities Transactions directly, and (iii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund's objectives or business.

(b) The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

          Section  2.6    The Board of Managers.

(a) Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers. Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains, BBH shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

          Section 2.7 Members. The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person may be admitted to the Fund as a Member without having signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Interests in the Fund. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Interests at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

          Section 2.8 Special Members.
(a) Upon signing this Agreement, BBH or an Affiliate of BBH shall be admitted to the Fund as a Special Member, subject to due approval, in accordance with the requirements of the Investment Company Act, of the Investment Management Agreement by the members and the board of managers of the Master Fund. The Interest of this Special Member shall be non-voting. If at any time the Investment Management Agreement between the Master Fund and the Person then serving as investment adviser to the Master Fund terminates, the Board of Managers shall be entitled to admit as a substitute Special Member, upon its signing this Agreement, such Person as may be retained by the Fund or the Master Fund to provide investment advisory services pursuant to an investment management agreement (or one of its Affiliates that it designates), subject to the due approval of such investment management agreement in accordance with the requirements of the Investment Company Act.

(b) Upon signing this Agreement, Whitney or an Affiliate of Whitney shall be admitted to the Fund as a Special Member, subject to due approval, in accordance with the Investment Company Act, of the Sub-advisory Agreement by the members of the board of managers of the Master Fund. The Interest of this Special Member shall be non-voting. If at any time the Sub-advisory Agreement by and among the Master Fund, the Person then serving as investment adviser to the Master Fund and the Person then serving as sub-adviser to the Master Fund terminates, the Board of Managers shall be entitled to admit as a substitute Special Member, upon its signing of this Agreement, such Person as may be retained by the Fund or the Master Fund to provide sub-advisory services pursuant to a sub-advisory agreement (or one of its Affiliates that it designates), subject to the prior approval of such sub-advisory agreement in accordance with the requirements of the Investment Company Act.

          Section 2.9 Organizational Member. The initial Capital Contribution to the Fund by the Organizational Member shall be represented by an Interest. Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

          Section 2.10 Both Managers and Members. A Member may at the same time be a Manager and a Member, or a Special Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

           Section 2.11 Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance. To the fullest extent permitted under applicable law, the Managers and the Special Member shall not be liable for the Fund's debts, obligations and liabilities.

                                  ARTICLE  III

                                   MANAGEMENT

          Section  3.1    Management and Control.

(a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the Investment Company Act. The Managers may make Capital Contributions and maintain their own Interests in the Fund.

(b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c) The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c) or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

          Section 3.2 Actions by the Board of Managers.

(a) Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b) The Board of Managers may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the Chairman, the President of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

(c) The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of BBH, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

          Section  3.3    Meetings of Members.

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage (expressed as a numeral). The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

          Section 3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended.

          Section  3.5    Other Activities.

(a) None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.

(b) Any Member or Manager, or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.

          Section  3.6    Duty of Care.

(a) No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or as otherwise required by applicable law.

(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

          Section  3.7    Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, "Losses"), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a "Manager" for purposes of this Section 3.7.

(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against Losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.10.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(g) To the extent permitted by applicable law, the Investor and Fund Servicing Agent and the Administrator, and any other party serving as the investor servicing agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investor and Fund Servicing Agreement, Administration Agreement or any agreement between any such party and the Fund.

          Section  3.8    Fees, Expenses and Reimbursement.

(a) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of BBH, Whitney or any of their respective Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b) The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person. Expenses to be borne by the Fund include, but are not limited to, the following:

          (i) fees and expenses in connection with the organization of the Fund and the offering and issuance of the Interests;

          (ii) all fees and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investment in the Master Fund and its indirect investment in Portfolio Funds, and enforcing the Fund's rights in respect of such investments;

          (iii) quotation or valuation expenses;

          (iv) the Investor and Fund Servicing Fee and the Administration Fee;

          (v) brokerage commissions;

          (vi) interest and fees on any borrowings by the Fund;

          (vii) professional fees (including, without limitation, expenses of consultants, experts and specialists);

          (viii) research expenses;

          (ix) fees and expenses of outside legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel;

          (x) accounting, auditing and tax preparation expenses;

          (xi) fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests;

          (xii) taxes and governmental fees (including tax preparation fees);

          (xiii) fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

          (xiv) all costs and charges for equipment or services used in communicating information regarding the Fund's transactions with any custodian or other agent engaged by the Fund;

          (xv) bank service fees;

          (xvi) costs and expenses relating to the amendment of this Agreement or the Fund's other organizational documents;

          (xvii) expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials;

          (xviii) expenses of preparing, printing, and filing reports and other documents with government agencies;

          (xix) expenses of Members' meetings, including the solicitation of proxies in connection therewith;

          (xx) expenses of corporate data processing and related services;

          (xxi) Member recordkeeping and Member account services, fees, and disbursements;

          (xxii) expenses relating to investor and public relations;

          (xxiii) fees and expenses of the members of the Board of Managers who are not employees of BBH, Whitney or any of their respective Affiliates;

          (xxiv) insurance premiums;

          (xxv) Extraordinary Expenses; and

          (xxvi) all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

           BBH and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(c) Subject to procuring any required regulatory approvals from time to time the Fund may, alone or in conjunction with BBH, its Affiliates or any investment vehicles or accounts for which BBH or any Affiliate of BBH acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                ARTICLE  IV

            TERMINATION OF STATUS OF THE SPECIAL MEMBERS AND MANAGERS;
                         TRANSFERS AND REPURCHASES

          Section 4.1 Termination of Status of the Special Members. (a) The status of BBH as a Special Member (or any Affiliates designated as its successor in such capacity) shall terminate if the Investment Management Agreement terminates and the Master Fund or the Fund does not enter into a new investment management agreement with BBH, effective as of the date of such termination. Upon the termination of BBH as a Special Member (or any Affiliate of BBH designated as its successor in such capacity), BBH (or any applicable Affiliate) shall be entitled to withdraw the balance in its Special Member Account in accordance with Section 5.7(c).

(b) The status of Whitney as a Special Member (or any Affiliates of Whitney designated as its successor in such capacity) shall terminate if the Sub-advisory Agreement terminates and the Master Fund or the Fund does not enter into a new sub-advisory agreement with Whitney, effective as of the date of such termination. Upon the termination of Whitney as a Special Member (or any Affiliate of Whitney designated as its successor in such capacity), Whitney (or any applicable Affiliate) shall be entitled to withdraw the balance in its Special Member Account in accordance with Section 5.7(c).

          Section 4.2 Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

          Section 4.3 Removal of the Managers. Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

          Section  4.4    Transfer of Interests of Members.

(a) A Member's Interest or portion thereof may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b) The Fund may not consent to a Transfer of an Interest or portion thereof unless: (i) the person to whom such Interest is transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed subscription agreement in respect of the proposed transferee. The Fund may also require the Member requesting the Transfer to obtain, at the Member's expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c) Any permitted transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to the Interest or portion thereof so acquired, to tender the Interest or portion thereof for repurchase by the Fund and to Transfer such Interest or portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d) If a Member Transfers an Interest or portion thereof with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement. Each transferring Member and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys' and accountants' fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

(e) Each transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member (including the Special Members), and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from
(i) any Transfer made by such Member in violation of this Section 4.4, and (ii) any misrepresentation by such Member in connection with any such Transfer.

          Section 4.5 Transfer of Interests of Special Member. Neither BBH nor Whitney (or any Person designated directly or indirectly as a successor in such capacity) may Transfer its Interest as a Special Member, except to an Affiliate thereof.

          Section  4.6    Repurchase of Interests.

(a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase its Interest or any portion thereof. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Interests from Members, including BBH, Whitney or their respective Affiliates, pursuant to written tenders by Members. The Board of Managers, in its sole discretion, will determine the aggregate value of Interests to be repurchased, which may be a percentage of the value of the Fund's outstanding interests. In determining whether the Fund should offer to repurchase Interests from Members pursuant to written requests and the amount of Interests to be repurchased, the Board of Managers will consider the following factors, among others:

          (i) whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

          (ii) whether any Members have requested to tender Interests or portions of Interests to the Fund;

          (iii) the investment plans and working capital requirements of the Fund;

          (iv) the relative economies of scale of the repurchase requests with respect to the size of the Fund;

          (v) the past practice of the Fund in repurchasing Interests;

          (vi) the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; and

          (vii) the anticipated tax consequences of any proposed repurchases of Interests.

           The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms that the Board of Managers determines to be fair to the Fund and to all Members.

(b) BBH, Whitney and each of their respective Affiliates may tender their Interest or a portion thereof as a Member, Special Member or Organizational Member, as applicable, under Section 4.6(a) hereof, without notice to the other Members.

(c) If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Interests, the Board of Managers will provide written notice to Members. Such notice will include: (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

(d) The amount due to any Member whose Interest or portion thereof is repurchased shall, subject to the terms of this Agreement (including, without limitation, clause (l) of this Section 4.6), be an amount equal to the value of the Member's Capital Account (or portion thereof being repurchased) based on the value of the Fund's Net Assets as of the Valuation Date, after reduction for all fees, including any Investor and Fund Servicing Fee, Administration Fee or Early Repurchase Fee, the Incentive Allocation, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest or portion thereof being repurchased. Payment by the Fund to each Member, upon repurchase of such Member's Interests shall be made in the form of a promissory note (a "Promissory Note"). Such payment shall be made as promptly as practicable following the Expiration Date. Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof. The determination of the value of Interests as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund's financial statements for the Fiscal Year in which such Valuation Date occurred. A Member who tenders some but not all of his Interest for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Fund's Form N-2. The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement. The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member's minimum Capital Account balance.

(e) Each Promissory Note issued pursuant to clause (d) of this Section 4.6, which will be non-interest bearing and non-transferable, shall provide, among other terms determined by the Fund, in its sole discretion, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") shall be in an amount equal to at least 95% of the estimated value of the repurchased Interest or portion thereof, determined as of the Valuation Date. The Initial Payment shall be made on or before the 30th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, in order to fund the repurchase of Interests, the Initial Payment may be postponed until a reasonable time after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the "Master Fund Payment Date"). The second and final payment in respect of a Promissory Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f) Notwithstanding anything in this Section 4.6 to the contrary, in the event that a Member has requested the repurchase of a portion of its Interest which would result in such Member continuing to hold at least 5% of the value of its Interest as of [December 31] of the Fiscal Year ending immediately prior to the Fiscal Year in which such request was made, the Final Payment in respect of such repurchase shall be made approximately 60 days after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, such payment may be postponed until a reasonable time after the applicable Master Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member's Capital Account balance by the amount of any overpayment, or increase such Member's Capital Account balance by the amount of any underpayment, as applicable.

(g) Notwithstanding anything in this Section 4.6 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section
4.6 if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.

(h) Each Member whose Interest or portion thereof has been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest or portion thereof until the Repurchase Date. Moreover, the Capital Account maintained in respect of a Member whose Interest or portion thereof has been accepted for repurchase will be adjusted for the Net Profits or Net Losses of the Fund through the Valuation Date, and such Member's Capital Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i) Upon its acceptance of tendered Interests or portions thereof for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or the portion of the Fund's interest in the Master Fund that the Fund has requested to be repurchased (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests or portions thereof.

(j) Notwithstanding anything in this Section 4.6 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the value of its Net Assets or other unusual circumstances.

(k) A 4% early repurchase fee (an "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of an Interest or portion thereof from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member's purchase of the Interest or portion thereof, provided that the Early Repurchase Fee may be waived where the Board of Managers determines that doing so is in the best interests of the Fund.

(l) Partial Interests of a Member tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis (i.e., the portion of the Interest repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses)).

          Section 4.7 Mandatory Redemption. The Fund may effect a mandatory redemption of an Interest of a Member or portion thereof, or any person acquiring an Interest from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law as described in Section 4.4(a)(i) hereof;

(b) ownership of the Interest by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Master Fund's investment adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Master Fund's investment adviser or may subject the Fund, the Master Fund, or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences;

(d) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest; or

(e) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest.

                                    ARTICLE  V

                                     CAPITAL

          Section  5.1    Contributions to Capital.

(a) The minimum initial contribution of each Member (other than the Special Member) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members. BBH, Whitney and their respective Affiliates may make voluntary contributions to the capital of the Fund as Members.

(b) Members may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional contribution of each Member (other than BBH, Whitney and their respective Affiliates) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided in this Agreement.

(c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the contribution.

          Section 5.2 Rights of Members to Capital. No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to
Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or
(iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

          Section  5.3    Capital Accounts.

(a) The Fund shall maintain a separate Capital Account on its books for each Member.

(b) Each Member's Capital Account shall have an opening balance equal to the Member's initial contribution to the capital of the Fund.

(c) Each Member's Capital Account shall be (i) increased by the amount of any additional Capital Contributions by such Member, (ii) decreased for any payments upon repurchase or in redemption of such Member's Interest or any distributions in respect of such Member, and (iii) increased or decreased by such Member's allocable share of the Net Profits or Net Losses of the Fund for each Accounting Period.

(d) Each Member's Capital Account shall be adjusted for any Incentive Allocation debited against the Member's Capital Account pursuant to Section 5.7(a) hereof.

(e) The Fund shall maintain Special Member Accounts for the Special Members maintained solely for the purpose of being allocated the Incentive Allocation, to which amounts shall be credited pursuant to Section 5.7 hereof. The Special Member Accounts shall have initial balance of zero.

          Section 5.4 Allocation of Net Profit and Loss. Net Profits or Net Losses for each Accounting Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages as of the start of such Accounting Period.

          Section 5.5 Allocation of Certain Withholding Taxes and Other Expenditures.

(a) Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b) Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the Capital Accounts of the applicable Members as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

          Section  5.6    Reserves.

(a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

(b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Accounting Period or Periods.

(c) To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and
(ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         Section  5.7    Incentive Allocation.

(a) So long as BBH or an Affiliate thereof serves as the investment adviser of the Master Fund pursuant to the Investment Management Agreement, BBH will be entitled to be a Special Member (or to designate an Affiliate to serve in such capacity) that receives a portion of the Incentive Allocation that shall be charged to the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member. So long as Whitney or an Affiliate serves as the sub-advisor of the Master Fund pursuant to the Sub-advisory Agreement, Whitney will be entitled to be a Special Member (or to designate an Affiliate to serve in such capacity) that receives a portion of the Incentive Allocation that shall be charged to the Capital Account of each Member as of the last day of each Allocation Period of each Member. The Incentive Allocation shall be credited equally to Special Member Accounts of each Special Member.

(b) The Allocation Period with respect to a Member whose Interest in the Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of the Interest so repurchased or transferred, and only the Net Profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member's Capital Account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the Allocation Period then ending, and the Member's Loss Recovery Account shall not be adjusted for such Member's allocable share of the Net Losses of the Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred.

(c) After the close of an Allocation Period with respect to a Member, and subject to certain limitations, a Special Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to that Special Member's Special Member Account and debited from such Member's Capital Account with respect to such Allocation Period. The Fund will distribute any balance, subject to audit adjustments, as promptly as practicable after the completion of the audit of the Fund's books. As promptly as practicable after the completion of the audit of the books of the Fund for the year in which allocations to the Special Member Accounts are made, the Fund shall allocate to the Special Member Accounts any additional amount of Incentive Allocation determined to be owed to the Special Members based on such audit, and the Special Members shall remit to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

          Section 5.8 Tax Allocations. For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior taxable years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.

           If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof or a Special Member withdraws any amount from its Special Member Account, and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year, through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member's Interest as a result of any transfers or assignment of its Interest prior to the withdrawal (other than the original issue of the Interest), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Interests in full during or as of the end of such taxable year

          Section  5.9    Distributions.

(a) The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member's Investment Percentage.

(b) Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including BBH, Whitney and their respective Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

                                  ARTICLE  VI

                           DISSOLUTION AND LIQUIDATION

          Section  6.1    Dissolution.

(a) The Fund shall be dissolved upon the occurrence of any of the following events:

         (i) upon the affirmative vote to dissolve the Fund by either (i) a majority of the Managers, or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; or

          (ii) as required by operation of law.

           Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

          Section  6.2    Liquidation of Assets.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or BBH, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or BBH to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

          (i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

          (ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

          (iii) the Members (including the Special Members) shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts (including the Special Member Accounts) after giving effect to all allocations to be made to such Members' Capital Accounts for the Accounting Period ending on the date of the distributions under this Section 6.2(a)(iii).

(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section
7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

(c) If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

                                ARTICLE  VII

                  ACCOUNTING, TAX MATTERS AND VALUATIONS

          Section  7.1    Accounting and Reports.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b) As soon as practicable after receipt of the necessary information from the Portfolio Funds, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns.

(c) Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, BBH, Whitney, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

          Section  7.2    Determinations By the Board of Managers.

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the allocation of Net Profit or Net Loss with respect to any Member, or any components (including any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

          Section  7.3    Tax Matters.

(a) The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.

(b) The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund's federal, state, local or foreign tax returns.

(c) If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.

(d) The Board of Managers intends to treat any Member whose Interest is repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.6 hereof, in respect of the repurchased Interest.

(e) The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes. Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.

(f) BBH shall be designated on the Fund's annual federal information tax return, and have full powers and responsibilities, as the "tax matters partner" of the Fund for purposes of Section 6231(a)(7) of the Code. In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

          Section  7.4    Valuation of Assets.

(a) Except as may be required by the Investment Company Act, the Fund shall calculate its Net Assets as of the close of business on the last day of each Accounting Period. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The value of the Net Assets of the Fund, including the valuation of the investments in Portfolio Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Members and all parties claiming through or under them.

(c) The following guidelines shall apply for purposes of determining the Net Assets of the Fund:

          (i) The amount payable to a Member or former Member whose Interest or portion thereof is repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Interest.

          (ii) The amount to be received by the Fund on account of any Capital Contributions pursuant to Article II shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contributions.

          (iii) Distributions made pursuant to Section 5.9, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.

          (iv) The Incentive Allocation, if any, credited to the Special Member Accounts pursuant to Section 5.7 shall be treated as a liability, until distributed, from the beginning of the Accounting Period following the Accounting Period in which the Incentive Allocation was credited to such Capital Account.

                                  ARTICLE  VIII

                            MISCELLANEOUS PROVISIONS

          Section  8.1    Amendment of Limited Liability Company Agreement.

(a) Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b) Any amendment to this Agreement that would:

          (i) increase the obligation of a Member to make any Capital Contribution;

          (ii) reduce the Capital Account of a Member or a Special Member Account other than in accordance with Article V hereof; or

          (iii) modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his or her entire Interest for repurchase by the Fund.

(c) Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

          (i) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (ii) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

          (iii) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a "publicly traded partnership" taxable as a corporation under Section 7704(a) of the Code.

(d) The Board of Managers shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

          Section  8.2    Special Power of Attorney.

(a) Each Member hereby irrevocably makes, constitutes and appoints BBH and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

          (ii) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

          (iii) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of BBH and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

          (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

          (ii) shall survive the delivery of a Transfer by a Member of all or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, this power-of-attorney given by the transferor shall terminate.

Section 8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, the Board of Managers, BBH or Whitney, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

          Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

          Section 8.5 Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

          Section  8.6    Choice of Law; Arbitration.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b) Each Member and the Special Member agree to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

          (i) arbitration is final and binding on the parties;

          (ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial;

          (iii) pre-arbitration discovery is generally more limited than and different from court proceedings;

          (iv) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

          (v) a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c) All controversies referred in Section 8.6 hereof shall be determined by arbitration before, and only before, an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

          Section 8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Members and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

          Section 8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

          Section  8.9    Merger and Consolidation.

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

          Section 8.10 Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

          Section  8.11   Confidentiality.

(a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the "Confidential Information").

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d) Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e) Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of an Interest (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the offering and ownership of Interests (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.


          Section 8.12 Certification of Non-Foreign Status. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

          Section 8.13 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

          Section 8.14 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

          Section 8.15 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its "sole iscretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

          Section 8.16 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          Section 8.17 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN
SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BROWN BROTHERS HARRIMAN & CO.,
  in its capacity as Organizational
  Member and Special Member


By:  _________________         _
   Name:
   Title:


J.H. WHITNEY INVESTMENT MANAGEMENT, LLC, in its capacity as Special Member


By:  _________________         _
   Name:
   Title:


ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:

           The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.

                                       B-2
                                   APPENDIX B

                          PRIOR PERFORMANCE INFORMATION


      The Adviser and Sub-Adviser manage private funds consisting of two private feeder funds (the "Private Feeders") and a private master fund (the "Private Master" and, together with the Private Feeders, the "Private Funds") with substantially similar investment objectives and policies and that utilize substantially similar strategies to the Fund and the Master Fund. The personnel of the Adviser who will be responsible for managing the investment portfolio of the Master Fund also manage the investment portfolio of the Private Master.

      In determining how to allocate a particular investment opportunity among the Master Fund and the Private Master, the Adviser and Sub-Adviser will consider a variety of factors that they deem relevant. Because these considerations may differ for the Master Fund and the Private Master in the context of any particular investment opportunity and because certain investment opportunities may not be available to either the Master Fund or the Private Master for various reasons, the investment activities and future investment performance of the Fund and the Private Funds will differ. Other factors may also cause the future investment performance of the Fund and the Private Funds to differ.

     The following table sets forth the performance records of each of the Private Feeders since their inception for the periods indicated net of all fees and incentive allocations charged to investors in the Private Feeders. The first table with respect to each Private Feeder sets forth the performance of that Private Feeder for the periods specified in the table, which performance takes into account all investments made by the Private Master during such periods. The second table below with respect to each Private Feeder sets forth the pro forma performance of that Private Feeder for the periods specified in the table, which performance does not take into account the Private Master's investments in Portfolio Funds that invested a significant portion of their assets in Japanese securities. As of the date hereof, the Private Master does not hold any investments in any Portfolio Funds that invest a significant portion of their assets in Japanese securities.

     The tables do not reflect the investment performance of the Fund or the Master Fund and should not be considered as indications of future performance of the Fund or the Master Fund or as a substitute for the Fund's or the Master Fund's performance. In addition, future investments of the Fund and the Master Fund will be made under different economic conditions and in different economic cycles which will result in differences among the future performance of the Fund and the Master Fund and the past performance of the Private Funds. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

      Prospective investors should recognize that there are certain differences between the investment policies of the Fund and the Master Fund, on one hand, and the Private Funds, on the other hand, and that the fees, expenses and incentive allocations or incentive fees, if any, of the Private Funds differ from those of the Fund. Unlike the Fund and the Master Fund, the Private Funds are not subject to certain investment limitations imposed by applicable securities laws, which, if applicable, may have adversely affected the Private Funds' performance. For example, the Private Master has in the past invested, and may in the future invest, a portion of its assets in accounts or entities managed by investment managers which are established solely for the purpose of investment by the Private Master and other entities or accounts managed by the Adviser and Sub-Adviser, and the Fund and the Master Fund will be prohibited from investing in such accounts or vehicles. Therefore, future performance of the Fund and the Master Fund will differ from that of the Private Funds. The Adviser and Sub-Adviser are each investment advisers to other funds and accounts which do not have investment programs similar to that of the Fund and the Master Fund and, therefore, the performance information set forth in the table below does not provide any indication of the overall performance of the Adviser or Sub-Adviser. However, the foregoing differences between the Private Funds and the Fund and the Master Fund do not alter the conclusion that the Private Funds have substantially similar investment objectives and policies and utilize substantially similar strategies to the Fund and the Master Fund.



      THE FOLLOWING TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

 [Performance information and footnotes to be filed by amendment.]

                     STATEMENT OF ADDITIONAL INFORMATION

                            SUBJECT TO COMPLETION

                  BBH Asian Opportunity Registered Fund, LLC

                          Dated ____________, 2008

                                140 Broadway
                             New York, NY 10005

                     Limited Liability Company Interests



                             [toll-free number]


      This Statement of Additional Information ("SAI") is not an offering memorandum. This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the "Memorandum") of BBH Asian Opportunity Registered Fund, LLC (the "Fund") dated ____________, 2008, as it may be further amended or supplemented from time to time. A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

      The information in this SAI is not complete and may be changed. This SAI is not an offer to sell the limited liability company interests ("Interests") and is not soliciting an offer to buy the Interests in any state where the offer or sale is not permitted.

      Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

                                TABLE OF CONTENTS



INVESTMENT POLICIES AND PRACTICES................................._

FUNDAMENTAL POLICIES.............................................._

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE
MASTER FUND AND THE PORTFOLIO FUNDS AND RELATED RISKS............._

BOARDS OF MANAGERS AND OFFICERS..................................._

CODES OF ETHICS..................................................._

INVESTMENT MANAGEMENT AND OTHER SERVICES.........................._

BROKERAGE........................................................._

INDEPENDENT AUDITORS AND LEGAL COUNSEL............................_

CUSTODIAN AND ADMINISTRATOR......................................._

PROXY VOTING POLICIES AND PROCEDURES.............................._

                       INVESTMENT POLICIES AND PRACTICES

      The investment objective of the Fund and BBH Asian Opportunity Registered Master Fund, LLC (the "Master Fund"), in which the Fund will invest all or substantially all of its assets, as well as the principal investment strategies of the Master Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund and the Master Fund is set forth below. The Fund has adopted a non-fundamental investment policy relating to the geographic area in which it may invest. The Fund will, under normal market circumstances, invest at least 80% of its total assets in investment portfolios that are tied economically to placeAsia. The Fund will notify Members at least 60 days prior to any change in this investment policy.

                             FUNDAMENTAL POLICIES

      The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Interests"), are listed below. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the limited liability company interests of the Fund (the "Interests") present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present in person or represented by proxy; or (ii) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Master Fund has adopted substantially similar fundamental policies to those of the Fund, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Master Fund, which are its limited liability company interests (the "Master Fund Interests"). No other policy is a fundamental policy of the Fund or the Master Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund and the Master Fund, the management of the Fund and the Master Fund has reserved freedom of action. The Fund may not:

           (1)  Issue any senior security, except to the extent permitted by
                Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the "SEC") or any other applicable authority.

           (2) Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

           (3) Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of its portfolio securities.

           (4) Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

           (5) Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

           (6) Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) except as permitted by the Investment Company Act.

           (7) Invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in securities of privately placed investment vehicles ("Portfolio Funds") or the Fund's investment in the Master Fund (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

      With respect to these investment restrictions and other policies described in this SAI or the Memorandum (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's and the Master Fund's investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but the Master Fund's investment policies and restrictions will apply to investments made by a Portfolio Account Manager on behalf of the Master Fund.

      The investment objective of the Fund is not fundamental and may be changed by the Board of Managers of the Fund (the "Board") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Interests. Similarly, the investment objective of the Master Fund is not fundamental and may be changed by the Board of Managers of the Master Fund (the "Master Fund Board") without the vote of a majority of the Master Fund's outstanding Master Fund Interests.

             ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
         THE MASTER FUND AND THE PORTFOLIO FUNDS AND RELATED RISKS

      As discussed in the Memorandum, the Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund, which in turn intends to invest its assets in Portfolio Funds. This section provides additional information about types of investments and investment techniques of Portfolio Funds in which the Master Fund invests, as well as certain investment activities of the Master Fund. Some or all of the Portfolio Funds may make the investments described in this section. As there is no limit on the types of investments the Portfolio Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and that such investments will be subject to related risks, which can be substantial. For purposes of this discussion, references to the activities of the Portfolio Funds should generally be interpreted to include the activities of Portfolio Account Managers.

                           Equity Securities

      A Portfolio Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Portfolio Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under "--Foreign Investments" and --"Foreign Currency Transactions". Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

           Common Stock

      Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

           Preferred Stock

      Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock or other common equity, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

           Convertible Securities

      Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is primarily a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (determined by reference to the security's anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's value. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect on a Portfolio Fund, which, in turn, could result in losses to the Master Fund and the Fund.

           Foreign Investments

      The Master Fund will primarily invest in Portfolio Funds that invest in securities of companies located in the Asia-Pacific region. Investments outside of the United States or denominated in foreign currencies require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing outside the United States are generally higher than in the United States. Higher costs result because of the cost of converting a foreign currency to U.S. dollars, the payment of fixed brokerage commissions on some foreign exchanges, the imposition of transfer taxes or transaction charges by non-U.S. exchanges and confiscatory taxation. In addition, settlement of trades in some non-U.S. markets is slower, less systematic and more subject to failure than in U.S. markets. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States and there is greater difficulty in taking appropriate legal action in non-U.S. courts.

                         Fixed-Income Securities

      A Portfolio Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

      Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

      A Portfolio Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization in one of the four highest rating categories or, if not rated by such a rating organization, have been determined to be of comparable quality. Non-investment grade debt securities (commonly known as "junk bonds") are securities that have received a rating of below investment grade or have been given no rating, and are considered by one or more rating organizations to be of questionable credit strength. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer higher yields than are available from investment grade debt securities, but involve greater risk. The returns of debt securities may also be subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities are more likely to experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

                      Bank Loans and Participations

      A Portfolio Fund may invest, directly or indirectly, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

      Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

      Although a Portfolio Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Portfolio Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Portfolio Fund will be subject to the risk that this stock may decline in value, may be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may materially adversely affect the performance of the Master Fund and the Fund. A Portfolio Fund may also invest in bank loans which are subordinate to senior debt of a borrower or which are secured with the same assets as more senior debt, which will increase the risk of loss to the Portfolio Fund.

      The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund holds an investment in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Portfolio Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Portfolio Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

                          Hedging Transactions

      The Portfolio Funds may or may not employ hedging techniques. These techniques could involve a variety of derivative transactions, including futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indexes, forward foreign currency contracts, and various interest rate transactions. Certain of these techniques are described more fully under "--Foreign Currency Transactions" and "--Derivative Instruments" below. Hedging techniques involve risks different from risks associated with the securities or other investments which underlie hedging instruments. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, transactions in certain of these instruments may not be able to be closed out without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Portfolio Fund to hedge successfully will depend on the particular Portfolio Fund Manager's ability to predict pertinent market movements, which cannot be assured. Portfolio Fund Managers are not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective.

                      Foreign Currency Transactions

      A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Portfolio Fund may engage in such transactions for hedging and non-hedging purposes. In order to hedge its exposure to fluctuation of a particular currency, a Portfolio Fund might enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is to be delivered and paid for, or to hedge the U.S. dollar value of securities it owns. A Portfolio Fund may enter into a forward currency contract to sell or buy a specified amount of a foreign currency, including for purposes of attempting to protect the value of its existing holdings of foreign securities. The forward currency contract would approximate the value of some or all of the Portfolio Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Portfolio Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver. If a Portfolio Fund retains the portfolio security and engages in offsetting transactions, the Portfolio Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Portfolio Fund enters into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they may also limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may materially adversely affect a Portfolio Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference or "spread" between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer.

      Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Portfolio Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Portfolio Fund to cover its purchase or sale commitments, if any, at the current market price.

                              Short Selling

      A Portfolio Fund may attempt to hedge its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Fund Manager believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Portfolio Fund may "short" a security if, in the Portfolio Fund Manager's view, the security is over-valued. Certain Portfolio Funds may make short selling a significant part of their investment strategy.

      To effect a short sale, a Portfolio Fund would borrow a security from a brokerage firm or other counterparty to make delivery to a buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. Short selling is speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Portfolio Fund's portfolio, which, in turn, could result in losses to the Master Fund and the Fund. Significantly, a short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

      A Portfolio Fund may also make short sales "against-the-box" which involves selling short securities that it owns or has the right to obtain. The Portfolio Fund will incur certain transaction costs, including interest expenses, in connection with short selling against-the-box. If a Portfolio Fund effects a short sale of securities "against-the-box" at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (referred to as a "constructive sale") on the date it effects the short sale. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio Fund may effect short sales.

                         Derivative Instruments

      A Portfolio Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. Certain risks associated with derivatives are described under "INVESTMENT RELATED RISKS--Risks Associated with Derivative Instruments Generally" in the Memorandum.

           Options and Futures

      A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

      A Portfolio Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

      A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

      A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

      A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous by the Portfolio Fund Manager, the Portfolio Fund would be entitled to exercise the option.

      A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the "CFTC"). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections which apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

      In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

      Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the value of the net assets of the Master Fund and the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Master Fund and the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Fund Managers to trade without restriction as long as the Portfolio Fund Managers can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

      Successful use of futures by a Portfolio Fund Manager depends on its ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

      The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

      A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

           Call and Put Options on Securities Indexes

      A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its Portfolio Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

           Yield Curve Options

      A Portfolio Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

           Rights and Warrants

      A Portfolio Fund may invest in rights and warrants believed by the Portfolio Fund Manager to provide capital appreciation opportunities. Rights (sometimes referred to as "subscription rights") and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities which a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

      Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Master Fund and the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

                                  Swaps

      A Portfolio Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

           Interest Rate, Mortgage and Credit Swaps

      A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

           Equity Index Swaps

      A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Currency Swaps

      A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Fund Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund's performance will be materially adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

           Total Return Swaps

      A Portfolio Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

           Swaptions

      A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

      Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Portfolio Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

                           Mortgage-Backed Securities

      A Portfolio Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

      Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

      Mortgage-backed securities also include stripped mortgage-backed securities ("SMBSs"), which are derivative multiple class mortgage-backed securities. SMBSs are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBSs consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBSs that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                             Asset-Backed Securities

      A Portfolio Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Portfolio Fund will be unable to possess and sell the underlying collateral and that a Portfolio Fund's recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Portfolio Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

                          Distressed Securities

      A Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

                          Repurchase Agreements

      The Fund, the Master Fund and the Portfolio Funds may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a party acquires a security, generally a U.S. government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the acquiring party holds the security and is unrelated to the interest rate on the security. Although the Fund's and the Master Fund's repurchase agreements will at all times be fully collateralized, this may not always be true of repurchase agreements entered into by the Portfolio Funds.

      Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund, the Master Fund or the applicable Portfolio Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation. In such an event, the Fund, the Master Fund or the applicable Portfolio Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund, the Master Fund or the applicable Portfolio Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid.

                        Reverse Repurchase Agreements

      The Fund, the Master Fund and the Portfolio Funds may enter into reverse repurchase agreements, subject, in the case of the Fund and Master Fund, to applicable requirements of the Investment Company Act. A reverse repurchase agreement typically involves the sale of a security by a party to a bank or securities dealer and the selling party's simultaneous agreement to repurchase that security for a fixed price (reflecting a rate of interest) on a specific date, and may be considered a form of borrowing for some purposes. These transactions involve risks that the value of portfolio securities the Fund, the Master Fund or a Portfolio Fund relinquishes may decline below the price the Fund, the Master Fund or the applicable Portfolio Fund must pay when the transaction closes or that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, the Master Fund or the Portfolio Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the Fund's, the Master Fund's or a Portfolio Fund's investment portfolio.

                      Lending Portfolio Securities

      The Master Fund and the Portfolio Funds may lend securities (which, in the case of the Master Fund, will not include its interests in the Portfolio Funds) from their portfolios to broker-dealers, institutional investors, or other persons pursuant to securities lending agreements. During the period of such a loan, the Master Fund or the Portfolio Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Master Fund or the Portfolio Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Master Fund or the Portfolio Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. It is expected that the Master Fund or the Portfolio Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit or other similar instruments in connection with a loan of portfolio securities.

      The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Master Fund or the Portfolio Fund will be responsible for any loss that might result from its investment of the borrower's collateral. In the case of the Master Fund, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Adviser or an affiliate of the Adviser may serve as the lending agent for the Portfolio Fund and, subject to applicable regulatory approval, the Master Fund, may share in revenue received from securities lending transactions as compensation for this service.

                     BOARDS OF MANAGERS AND OFFICERS

      The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund's limited liability company agreement ("LLC Agreement"). The business operations of the Master Fund are managed and supervised under the direction of the Master Fund Board, subject to the laws of the State of Delaware and the Master Fund's limited liability company agreement ("Master Fund LLC Agreement"). The Board and the Master Fund Board each has overall responsibility for the management and supervision of the business affairs of the applicable fund on behalf of its members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board and the Master Fund Board each exercises the same powers, authority and responsibilities on behalf of the applicable fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund and the Master Fund conduct and supervise the daily business operations of the applicable fund.

      The members of the Board and the Master Fund Board (each, a "Manager") are not required to contribute to the capital of the Fund or the Master Fund or to hold interests therein. A majority of the members of each of the Board and the Master Fund Board are not "interested persons" (as defined in the Investment Company Act) of either the Fund or the Master Fund (collectively, the "Independent Managers").

      The identity of the members of the Board and the Master Fund Board and officers of the Fund and the Master Fund, and their brief biographical information, including their addresses, their ages and descriptions of their principal occupations during the past five years is set forth below.

      The Managers serve on the Board or the Master Fund Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager's death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the applicable fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the applicable fund not subject to the removal vote or (ii) the vote of members of the applicable fund holding not less than two-thirds of the total number of votes eligible to be cast by all members of the applicable fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the applicable fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of such fund then serving have been elected by the members of such fund. Each of the Board and the Master Fund Board may call a meeting of the applicable fund's members to fill any vacancy in the position of a Manager of such fund, and must do so if the Managers who were elected by the members of such fund cease to constitute a majority of the Managers then serving on the Board of Managers of such fund.

[MANAGER AND OFFICER TABLES TO BE ADDED BY AMENDMENT]

                      Committees of the Boards of Managers

      Audit Committee

      The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund's Independent Managers. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year. The Master Fund Board has established an Audit Committee that provides similar functions and currently has the same membership as the Fund's Audit Committee.

      [Valuation Committee

      The Board and the Master Fund Board have formed a joint Valuation Committee which will initially be comprised of ___________, a member of the Board and the Master Fund Board, and ____________, an officer of the Fund and the Master Fund, as well as several representatives of the Adviser. The Valuation Committee's function is to review the valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser relating to the Fund and the Master Fund, subject to the supervision of the applicable Board of Managers. The Valuation Committee has been authorized to act in accordance with the valuation procedures of the Fund and the Master Fund as approved by the Board and the Master Fund Board, respectively. Changes in its membership are subject to notification of the Board and the Master Fund Board. The Board reviews matters with respect to the Fund, and the Master Fund Board reviews matters with respect to the Master Fund, arising from the Valuation Committee's considerations. As the Fund and the Master Fund are recently organized, the Valuation Committee has not held any meetings during the last year.]

                     Manager Ownership of Securities

      The Fund has not yet commenced operations. Therefore, none of the Managers owns Interests in the Fund.


           Independent Manager Ownership of Securities

      As of ______________, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

                          Manager Compensation

      [TO BE ADDED BY AMENDMENT]


                                 CODES OF ETHICS

      The Fund, the Master Fund and the Adviser, and the Sub-Adviser each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Master Fund, the Adviser, and the Sub-Adviser enging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund or the Master Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund or the Master Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

      The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                INVESTMENT MANAGEMENT AND OTHER SERVICES

                           The Adviser and Sub-Adviser

      Brown Brothers Harriman & Co. (the "Adviser"), Private Bankers, a New York limited partnership established in 1818, serves as the investment adviser to the Master Fund. Brown Brothers Harriman & Co. has established a separately identifiable department ("SID") to provide investment advice to registered investment companies such as the Master Fund. The SID is registered with the SEC under the Advisers Act. Subject to the general supervision of the Master Fund Board, and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund and the selection of Portfolio Funds and Portfolio Account Managers with which the Master Fund invests its assets. The Adviser provides such services to the Master Fund pursuant to an investment management agreement with the Master Fund (the "Investment Management Agreement").

           J.H. Whitney Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser" or "Whitney"), has been engaged by the Adviser and the Master Fund to serve as the Master Fund's Sub-Adviser. The Sub-Adviser will assist with the identification, evaluation and monitoring of the Portfolio Funds and the Portfolio Fund Managers. The Sub-Adviser is an investment adviser registered under the Investment Advisors Act of 1940, as amended.

      Whitney in the United States and Singapore has 31 employees and manages $1.3 billion in fund assets as of September 30, 2007. Whitney sponsors and controls five Asian-focused single strategy funds; these include two pan Asia healthcare-focused equity funds, two long/short Japanese equity funds and a Japanese deep value equity fund. Whitney also manages the J.H. Whitney Pan Asia Fund, a multi-strategy fund that pursues superior absolute returns in a diversified, actively risk-managed portfolio of absolute return funds operating across Asia.

      Whitney was formerly affiliated with J.H. Whitney & Co. ("JHW&Co."). JHW&Co. was founded in 1946 by John Hay Whitney as one of the first private equity firms in the United States. Over the years, the firm helped shape the development of the private equity industry while sponsoring hundreds of successful market-leading businesses. While private equity remained the foundation of its business, in the 1990s the firm expanded the scope of its business to other classes of alternative assets, including mezzanine debt and hedge funds. In 1996, JHW&Co. launched its first hedge fund with capital from the firm's principals, and in 2000 the first Asian-focused hedge fund was opened to outside investors. Whitney was formed in 2004 to further expand the hedge fund activities. As a result of the continued growth of the hedge fund area, JHW&Co.'s hedge fund and private equity fund operations developed into two distinct business enterprises with separate managements, and in December of 2006 these two businesses were separated and are now controlled and operated independently of each other. Whitney is the registered investment adviser for all of the hedge fund operations. JHW&Co.'s activities are now only in the areas of the private equity and mezzanine debt funds.

      The Investment Management Agreement will become effective as of _________, 2008, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of outstanding voting securities of the Master Fund or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.

      The Sub-Advisory Agreement will become effective as of ___________, 2008 and will continue in effect for an initial two year term. Thereafter, the Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.

      Through its investment in the Master Fund, the Fund will bear a proportionate share of the investment management fee ("Investment Management Fee") paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser a monthly Investment Management Fee equal to 0.09735% (1.125% on an annualized basis) of the Master Fund's net assets as of each month-end. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member's capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Investment Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. Pursuant to the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a portion of the Management Fee.

      In addition, at the end of each fiscal year of the Fund (or certain other applicable periods described under "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation" in the Memorandum), the Special Members will be entitled to receive an Incentive Allocation of 10% of the excess of each Member's allocable share of the net profits of the Fund, if any, for the period over the then balance of the Member's Loss Recovery Account. The Incentive Allocation will be debited from the Member's capital account and credited to the Special Member Accounts.

                        The Portfolio Management Team

      The personnel of the Adviser and Sub-Adviser who will initially have primary responsibility for the day-to-day management of the Master Fund's portfolio (the "Portfolio Management Team") are _____________.

       Other Accounts Managed by the Portfolio Management Team (1)

--------------------------------------------------------------------
                  Number of Other           Number of Accounts and
             Accounts Managed and         Total Value of Assets for
           Total Value of Assets by         Which Advisory Fee is
            Account Type for Which            Performance-Based
                 There is No
            Performance-Based Fee
--------------------------------------------------------------------


(1) As of [ ] 2008.

    Conflicts of Interest

      Members of the Portfolio Management Team are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

      The Adviser and Sub-Adviser each have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Each of the Adviser and Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, each of the Adviser and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
[Supplement/Amend based on actual policies]

      Compensation

      Base Salary and Performance Bonus

      [TO BE ADDED BY AMENDMENT]

   Portfolio Management Team's Ownership of Securities in the Master Fund

-------------------------------------------------------------------------------
                                    Dollar Range of Securities Beneficially
       Name of Portfolio             Owned by Portfolio ManagementTeam
      ManagementTeam Member                     member (1)
-------------------------------------------------------------------------------


(1) As of [ ] 2008.



                                BROKERAGE

      Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. In over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The Adviser expects that each Portfolio Fund Manager selected by the Master Fund will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Adviser can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds that are not investment companies registered under the Investment Company Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund Manager rather than its Portfolio Fund. This may result in a Portfolio Fund Manager not paying the lowest commissions available on each transaction. The Adviser may, but need not, consider the broker selection process employed by a Portfolio Fund Manager as a factor in determining whether to invest in its Portfolio Fund.

      Consistent with seeking best price and execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Adviser or Sub-Adviser) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Master Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund.

      The foregoing considerations also apply with respect to Portfolio Account Managers. Unlike Portfolio Funds, Portfolio Account Managers will be required to select brokers and dealers from a list approved by the Adviser. In addition, in the case of a broker selected by a Portfolio Account Manager, the Adviser may receive from such broker research and other information of the types described in the preceding paragraph.

      It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Portfolio Fund Managers as described above. In most instances, the Master Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund and the Master Fund anticipate that some of their portfolio transactions (including investments in Portfolio Funds by the Master Fund) may be subject to expenses. The Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act.

                 INDEPENDENT AUDITORS AND LEGAL COUNSEL

      _____________, whose principal business address is _____________, has been selected as independent public auditors for the Fund and the Master Fund and in such capacity will audit the Fund's and the Master Fund's annual financial statements and financial highlights.

      Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Master Fund and the Independent Managers.

                       CUSTODIAN AND ADMINISTRATOR

      Brown Brothers Harriman & Co. (the "Custodian"), serves as the primary custodian of the assets of the Fund and the Master Fund, including the assets managed by the Portfolio Account Managers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund, the Master Fund and Portfolio Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 140 Broadway, New York, NY 10005.

      Each of the Fund and the Master Fund has retained J.D. Clark & Company (the "Administrator"), whose principal business address is 2425 South Lincoln Avenue, Ogden, Utah 84401, to provide administrative services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an "Administration Agreement," and together, the "Administration Agreements"). In consideration for these services, the Fund will pay the Administrator a quarterly fee administration fee equal to $4,500 (the "Fund Administration Fee"). In addition, the Master Fund will pay the Administrator a quarterly administration fee, payable in advance, equal to .012% on an annualized basis of the Master Fund's net assets up to $50 million, plus .010% on an annualized basis of the Master Fund's next $50 million of net assets plus .008% on an annualized basis of the Master Fund's next $50 million of net assets plus .005% of the Master Fund's net assets in excess of $200 million, all subject to an annual minimum of $60,000 (the "Master Fund Administration Fee", and together with the Fund Administration Fee, the "Administration Fees").. The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund's Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates.

                  PROXY VOTING POLICIES AND PROCEDURES

      The Master Fund invests substantially all of its assets in the securities of Portfolio Funds, which are privately placed investment vehicles, typically referred to as "hedge funds." These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Master Fund may receive notices from the Portfolio Funds seeking the consent of holders in order to change certain rights within the structure of the security itself or change terms of the Portfolio Fund's limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Portfolio Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund's portfolio securities to the Adviser, subject to the Master Fund Board's general oversight and with the direction that proxies should be voted in the Master Fund's best interest. The Adviser has adopted its own proxy voting policy (the "Policy") for this purpose.

The Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders. The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Adviser will generally vote FOR proposals to:

o     Declassify  the board of  directors  and require  annual
      election of directors
o     Require  auditor   independence  where  availability  of
      independent candidates is reasonable
o     Ensure shareholders' right to confidential voting
o     Require shareholder vote on any future poison pill
o     Removal of super-majority vote requirements
o     Change to a simple majority vote for shareholders
o     Restrict charitable contributions
o     Prevent a company from soliciting/influencing employees' political contributions
o Convert traditional stock option plans to performance-indexed/benchmarked/ indexed-based stock option plans
o     Review  link  between  stock  option   compensation  and performance
o     Issue reverse stock splits
o     Repurchase shares when deemed appropriate by management
o     Declare dividends when deemed appropriate by management
o     Appoint external independent auditors
o     Deliver annual reports
o Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation
o Expense stock options on income statement/exceed the requirements of SFAS 123/provide more detailed reporting of stock option accounting.

The Adviser will generally vote AGAINST proposals to do the following when the company is in compliance with existing regulation:

o     Classify/stagger the election of directors
o Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting
o     Environmental reporting, restrictions or requirements
o     Disclose strategic development planning
o Socially-responsible criteria/social performance/human capital development /employee satisfaction criteria in executive compensation
o     Modify  existing  Equal  Employment  Opportunity  policy language
o     Specifically restrain international lending practices
o     Require social/environmental/community  "sustainability" reports
o Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/ environmental agents
o     Require specific pension plan offerings for employees
o Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
o     Require cumulative voting
o     Impose pharmaceutical price caps/ceilings
o     Initiate  or  renew  poison  pills  (shareholder  rights plans)
o     Reprice stock options
o     Require geographic rotation of annual meetings
o     Dictate   company   activities  or  require   additional reporting
      regarding  military  activities/weaponization of space
o     Require a company to  pay/increase a dividend or dictate use of cash flow
o     Require  reporting on  anti-predatory  lending practices or linking
      anti-predatory   lending   practices   to executive compensation
o     Form a  separate  board  committee  to review  sub-prime lending
o Nominate a "wage roll employee" or any other specific category of person to the board
o     Require reporting of cell-phone related accidents
o     Require    additional tobacco warnings/smoke-free restaurants and
      facilities
o     Restrict  investment  in tobacco,  alcohol,  gambling or other stocks
o     Require additional  reporting or rules concerning animal rights
o     Conversion from closed-end fund to open-end fund
o     Prohibit  privatization/require  reports on  prohibiting privatization
o     Establish a shareholder matching gift plan
o     Link  executive   compensation   to   workforce/employee hiring trends
o     Require a fixed date for annual meetings
o     Require  additional  special reporting about advertising practices
o Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Adviser will review the following types of proposals on a case-by-case basis:

o     Executive severance and compensation arrangements
o     Requirements to hirea a proxy voting firm
o     Women/minorities on the board of directors
o     Multiple candidates for the board of directors
o     Composition of the board of directors
o     Independent nominating committee of the board of directors
o     Non-discrimination on the basis of sexual preference
o     Suspension or cancellation of restricted stock program
o     Cap on non-audit fees for auditor
o     Term limits
o     Board committee to review conflicts of interest
o     State of incorporation
o     Separation of role of Chairperson and CEO
o     Require independent chairperson
o     All take over bids

The Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

PROXY VOTING PROCEDURES

       The Adviser has formed a Proxy Review Committee (the "PRC") to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Adviser's Investment Management Services Proxy Processing Group (the "IMS") as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

      The Fund and the Master Fund will be required to file Forms N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund's and the Master Fund's Forms N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC's website at www.sec.gov.

                                    PART C:
                               OTHER INFORMATION

     BBH Asian Opportunity Registered Fund, LLC (the "Registrant")

Item 25.  Financial Statements and Exhibits

      (1) Financial Statements:

           Not applicable.

      (2)  Exhibits

           (a)(1) See Appendix A.

           (a)(2) Certificate of Limited Liability Company is filed herewith.

           (b)  Not applicable.

           (c)  Not applicable.

           (d)  Refer to Exhibit (a)(1).

           (e)  Not applicable.

           (f)  Not applicable.

           (g)  Not applicable.

           (h)  Not applicable.

           (i)  Not applicable.

           (j)  To be filed by amendment.

           (k)  To be filed by amendment.

           (l)  Not applicable.

           (m)  Not applicable.

           (n)  To be filed by amendment.

           (o)  Not applicable.

           (p)  To be filed by amendment.

           (q)  Not applicable.

           (r)  To be filed by amendment.

Item 26.  Marketing Arrangements

      Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

      Not applicable.

Item 28.  Persons Controlled by or Under Common Control With Registrant

      The Board of Managers of the Fund and BBH Asian Opportunity Registered Master Fund, LLC (the "Master Fund") is identical to the board of managers of certain other pooled investment vehicles ("Other Funds") that invest in the Master Fund. In addition, the officers of the Other Funds are substantially identical. Nonetheless, the Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.  Number of Holders of Securities

--------------------------------------------------
Title of Class          Number of Record Holders*
--------------------------------------------------
--------------------------------------------------
Limited Liability Company
Interests
--------------------------------------------------
* As of March 31, 2008.

Item 30.  Indemnification

Indemnification.

      Section 3.7 of the LLC Agreement states:

      (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, "Losses"), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a "Manager" for purposes of this Section 3.7.

      (b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against Losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

      (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

      (d) Any indemnification or advancement of expenses made pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

      (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.11.

      (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

      (g) To the extent permitted by applicable law, the Investor and Fund Servicing Agent and the Administrator, and any other party serving as the investor servicing agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investor and Fund Servicing Agreement, Administration Agreement or any agreement between any such party and the Fund.

Item 31.  Business and Other Connections of Investment Adviser

      Information as to the directors and officers of the Master Fund's Adviser, Brown Brothers Harriman & Co. (the "Adviser"), and the Master Fund's Sub-Adviser, J.H. Whitney Investment Management, LLC (the "Sub-Adviser") together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser or Sub-Adviser, and each director, executive officer, managing member or partner of the Adviser or Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-60256 for the Adviser, and File No. 801-65465 for the Sub-Adviser), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

      All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant's Administrator, and (3) the Registrant's counsel. The address of each is as follows:

      1.   BBH Asian Opportunity Registered Fund, LLC
           140 Broadway
           New York, NY 10005

      2.   J.D. Clark & Company
           2425 South Lincoln Avenue
           Ogden, UT 84401

      3.   Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103

Item 33.  Management Services

      Not applicable.

Item 34.  Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia in theCommonwealth of Pennsylvania on the 22 day of April, 2008.

                               BBH Asian Opportunity Registered Fund, LLC

                               By: /s/ John R. Hass
                                   --------------------------
                                  Name: John R. Hass
                                  Title:  President

                                  Exhibit Index



           (a)  (2)  Certificate of Limited Liability Company